As filed with the Securities and Exchange Commission on May 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Semi-Annual Report

February 28, 2017

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	4
Equity Income Fund	6
Focus Fund	8
Genesis Fund	10
Global Equity Fund	12
Global Real Estate Fund	14
Greater China Equity Fund	16
Guardian Fund	18
International Equity Fund	20
International Select Fund	22
International Small Cap Fund	24
Intrinsic Value Fund	26
Large Cap Value Fund	28
Mid Cap Growth Fund	30
Mid Cap Intrinsic Value Fund	32
Multi-Cap Opportunities Fund	34
Real Estate Fund	36
Small Cap Growth Fund	38
Socially Responsive Fund	40
Value Fund	42
FUND EXPENSE INFORMATION	51
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	55
Emerging Markets Equity Fund	57
Positions by Industry	60
Equity Income Fund	61

Focus Fund	65
Genesis Fund	68
Global Equity Fund	71
Positions by Industry	73
Global Real Estate Fund	74
Positions by Sector	76
Greater China Equity Fund	77
Guardian Fund	80
International Equity Fund	85
Positions by Industry	87
International Select Fund	88
Positions by Industry	90
International Small Cap Fund	91
Positions by Industry	93
Intrinsic Value Fund	94
Large Cap Value Fund	96
Mid Cap Growth Fund	98
Mid Cap Intrinsic Value Fund	101
Multi-Cap Opportunities Fund	103
Real Estate Fund	105
Small Cap Growth Fund	107
Socially Responsive Fund	109
Value Fund	111
FINANCIAL STATEMENTS	113
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	177
Emerging Markets Equity Fund	177
Equity Income Fund	181
Focus Fund	183
Genesis Fund	185
Global Equity Fund	187
Global Real Estate Fund	189
Greater China Equity Fund	191
Guardian Fund	191

International Equity Fund	195
International Select Fund	199
International Small Cap Fund	201
Intrinsic Value Fund	201
Large Cap Value Fund	203
Mid Cap Growth Fund	207
Mid Cap Intrinsic Value Fund	211
Multi-Cap Opportunities Fund	213
Real Estate Fund	215
Small Cap Growth Fund	219
Socially Responsive Fund	221
Value Fund	225
Directory	234
Proxy Voting Policies and Procedures	235
Quarterly Portfolio Schedule	235
Board Consideration of the Management and Sub-Advisory Agreements	236

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Coming on the heels of an era of heightened volatility, equity markets set new records several times this reporting period ending February 28, 2017, as investors weighed indications that steady macroeconomic improvement had finally replaced the secular stagnation phase the world has endured since the financial crisis.

The S&P 500® Index advanced over 10% during the past six months as investors' election-related fears gave way to a focus on the likelihood that the economic expansion has finally found solid footing. This assessment agrees with that of the Federal Reserve, which raised its key interest rate in December and a quarter-point mid-March.

Although the economy grew only 1.6%, as measured by annual real GDP growth in 2016, activity over the past several months has shown such growth may be sustainable. With unemployment now below 5%, the U.S. may have reached full employment, and wages are rising. Manufacturing has been expanding rapidly, and consumer spending and retail sales have been strong. Most corporate balance sheets appear healthy, with profits strong, and a weaker dollar is less of a headwind to multinationals than in recent years. The prospect of corporate tax reform and a reduction in business and environmental regulations also supported equities.

Improvements were evident outside the U.S. as well. An uptick in growth in the Eurozone and the UK has driven markets higher there, even as the Brexit remains something of an unknown. Emerging markets equities gained strength, as attention moved from weak commodities pricing to improving corporate earnings expectations. Economic data from China and India were positive, also helping to refocus the risk aversion seen at the beginning of this period.

Sector rotation, a feature of the markets over the past several years, continued this period. As sentiment became more positive, cyclical and economically sensitive sectors outperformed defensive areas such as Consumer Staples and Utilities. Equity correlations declined this period, meaning the divergence of performance between stocks in any given sector increased.

As we look ahead, risks remain serious, including rhetoric around tariffs and trade protectionism coming from the U.S. and likely to be matched by trading partners. Geopolitical instability also remains high. "Populism" in the U.S., France, and elsewhere may also lead to unrest and instability. As mentioned, the terms and impacts of Britain's exit from the EU remain unknown. Tensions between the West and Russia, and within the Middle East, persist, threatening markets with renewed uncertainty. Absent an unforeseen shock, however, our expectations are generally positive.

In our view, the characteristics of the current market, along with the possibility that the global economy could still stumble, form the basis of a "stock picker's market." Stock picking skill, research strength, and strict buy and sell disciplines can be an advantage in this type of market. Our managers continue to search for the companies best positioned to outperform peers in up markets, transcend weak markets, and expand within volatility.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve you.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary

Neuberger Berman Dividend Growth Fund Institutional Class generated a 12.77% total return for the six months ended February 28, 2017, outperforming its benchmark, the S&P 500® Index, which posted a 10.01% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Dividend Growth Fund seeks to provide gross current income in-line with its benchmark, while also delivering capital appreciation driven by dividend per share growth. We believe this approach identifies companies with strong business models generating cash both to grow their businesses, while providing growing cash distributions to shareholders.

During this period the Fund benefitted from its allocation to banking/insurance stocks which were key contributors. Citizens Financial was the top overall contributor as investors bid up the Rhode Island-based regional bank in anticipation of future earnings growth. This stock traded at 0.6x book value when we purchased it and is still trading at a discount to its peers. Citizens Financial enjoys a steady retail mortgage, commercial lending and student loan business that is targeted to grow at 6–8% next year. From our perspective, rising interest rates and deregulation working in concert could unlock years of earnings and dividend growth potential. As we enter the next phase of the business cycle, we believe Financials will likely remain a critical element to portfolio construction in a rising rate environment.

Within Information Technology our holdings enjoy relatively mature businesses with reduced cyclicality, which could enable managements to remain focused on disciplined capital allocation, namely through compelling and growing dividend programs. Stock selection within the Information Technology sector drove returns, with Leidos Holdings rising to the top. In our view, this name could see meaningful acceleration of its dividend program given its strong leadership position within the cyber security arena.

Industrials delivered strong results driven in-part by CSX Corporation. Shares of the railroad company rallied sharply as speculation mounted that Hunter Harrison would take the helm as CEO. Mr. Harrison has a robust track record of unlocking value, and could be an asset especially if the United States embarks on large scale infrastructure projects, as the rails represent a vital link, transporting commodities used for construction.

Elsewhere, Health Care stocks were punished after President Donald Trump commented on bringing down high drug prices. While the Fund is underweight in Health Care, its exposure hindered results as Israeli-based Teva Pharmaceutical was among our greatest detractors and was ultimately sold in favor of opportunities elsewhere.

Throughout the period, being overweight in Materials, namely precious metals, drove returns. Though our Materials holdings were collectively accretive to absolute performance, Royal Gold was among our laggards. While this security has been subject to profit-taking, this royalty company is protected from capital and operating cost inflation. Moreover, this name has raised its dividend fifteen consecutive years and management has articulated a capital allocation plan whereby they plan to increase their dividend policy again in tandem with rising gold prices.

Lastly, sectors which traditionally house higher dividend yielding stocks, such as Utilities and REITs, posted strong returns in the first half of calendar year 2016 although they proceeded to give back ground thereafter as the U.S. 10-year Treasury yield trended higher. Telecommunication Services experienced downward pressure in anticipation of an uptick in the federal funds rate, which weighed on shares of Frontier Communications as this proved to be our greatest detractor.

Looking ahead, we believe the U.S. economy remains on solid ground supported by favorable employment data, wage growth, and inflationary trends. At this point, we feel that a few rate hikes from the Federal Reserve are warranted and have positioned the Fund accordingly. However, after several months of euphoria, we feel the market could be subject to increased volatility as issues surrounding tariffs, protectionism, and anti-globalization take shape. While President Trump's pro-growth agenda related to infrastructure, deregulation, and tax reforms holds great potential, we believe the market has priced in very little room for policy missteps.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	8.4%
Consumer Staples	8.3
Energy	7.9
Financials	13.8
Health Care	7.0
Industrials	10.9
Information Technology	21.0
Materials	7.3
Real Estate	2.8
Telecommunication Services	1.1
Utilities	1.3
Short-Term Investment	10.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	12.77%	29.69%	20.46%
Class A	12/15/2015	12.54%	29.19%	20.08%
Class C	12/15/2015	12.25%	28.21%	19.11%
Class R6	12/15/2015	12.81%	29.86%	20.59%
With Sales Charge
Class A		6.03%	21.76%	14.35%
Class C		11.25%	27.21%	19.11%
Index
S&P 500® Index[1,15]		10.01%	24.98%	16.25%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.24%, 2.99%, 3.74% and 2.38% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.07%, 1.82% and 0.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2016 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 4.55% for the six months ended February 28, 2017, underperforming its benchmark, the MSCI Emerging Markets (EM) Index (Net), which reported returns of 5.51% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

EM equities closed up, after a period of negative sentiment gave way to a re-focusing on longer-term positives. Late in 2016, jitters related to the outcome of the U.S. election, including anti-China and trade protectionism rhetoric, caused EM equities to sell off, reversing a generally positive trend in 2016. More recently, however, EM equities rebounded, outperforming both the U.S. and international developed markets, on factors including the weakening of the U.S. dollar, an upsurge in EM earnings expectations, net inflows from overseas investors, and positive macroeconomic news from both China and India.

During this period, the MSCI EM Index (Net) was led by the Materials and Energy sectors, benefiting from a sector rotation toward more cyclical areas. Defensive Health Care and Consumer Staples closed down the most, on the other side of that trend. By country, Brazil, Poland, and Russia outperformed—with the first and the last benefiting as commodity-driven markets with currency appreciation tailwinds; weaker markets included Egypt, the Philippines, and Malaysia.

Within the portfolio, stock selection added to relative results this period—particularly within Information Technology and Consumer Discretionary—but sector allocation, an expression of our longer-term strategy, puts us at odds with the market, especially our overweight to Consumer Staples and underweight to Materials. Regionally, Korean, Malaysian and Taiwanese holdings outperformed, while holdings from within Brazil, Turkey, Thailand, Malaysia and China lagged.

Top contributors this period included Samsung Electronics and Itau Unibanco. Samsung, the Korean electronics and semiconductor giant, outperformed, reporting better-than-expected results from the first half of 2016, driven by its memory chip and components businesses. Itau, the leading Brazilian private-sector lender, announced better than expected quarterly earnings, as higher fee income offset slow lending activity.

Detractors included Ulker Biskuvi and PT Matahari Department Store. Ulker, the Turkish confectioner, was sold off on fears about weak Turkish consumer sentiment and subdued international demand as well as the local political environment. Matahari, the Indonesian retailer has disappointed on sales growth recently, but continues to invest in their properties. We continue to own the companies, believing they continue to offer opportunity over the longer term.

As we look ahead, we believe recent market-leading performance and fund inflows would suggest the post-U.S. election selloff was overdone. Despite an uncertain global economic and political backdrop, EM earnings growth turned positive in 2016 with the potential for continued growth in 2017.

Our overall positioning remains consistent: we continue to prefer domestic demand versus cyclically driven segments of the market. By country, we favor India—especially companies that serve the rural market and are in line to receive more support from the recently announced government budget. By contrast, we remain underweighted in many of the larger benchmark-weighted Chinese state owned enterprises, which are at the mercy of uncertain policy as the government prepares for a leadership transition. We remain pleased with our portfolio positioning and holdings, and anticipate stock picking will continue to be an advantage in the months ahead.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	4.55%	28.65%	1.48%	8.25%
Class A	10/08/2008	4.46%	28.42%	1.24%	8.00%
Class C	10/08/2008	4.10%	27.41%	0.49%	7.19%
Class R3[10]	06/21/2010	4.24%	27.85%	0.82%	7.68%
Class R6[22]	03/15/2013	4.61%	28.82%	1.55%	8.30%
With Sales Charge
Class A		–1.54%	21.03%	0.05%	7.24%
Class C		3.10%	26.41%	0.49%	7.19%
Index
MSCI Emerging Markets Index (Net)[1,15]		5.51%	29.46%	–0.37%	6.76%
MSCI Emerging Markets Index[1,15]		5.65%	29.94%	–0.02%	7.11%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.44%, 1.82%, 2.51%, 2.06% and 1.33% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 1.51%, 2.26%, 1.92% and 1.19% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 7.44% total return for the six months ended February 28, 2017, trailing its benchmark, the S&P 500® Index which posted a 10.01% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During this period investors sold traditionally higher-yielding sectors. This rotation put pressure on bonds as the U.S. 10-year Treasury yield spiked 78 basis points during the six month period, settling at 2.36%—despite these headwinds the Fund captured 74% of the upside in the face of rising interest rates. This upside participation was attributed to portfolio construction, whereby several holdings counter-balanced interest rate sensitive areas of the portfolio.

The Fund benefitted from its allocation to banking/insurance stocks which were key contributors on an absolute basis. JPMorgan Chase, the largest U.S. bank by assets, was our top overall performer. Investors bid up the megabank as CEO/Chairman Jamie Dimon could have the wherewithal to increase earnings growth potential as rising interest rates and deregulation working in concert could unlock years of earnings and dividend growth potential. As we enter the next phase of the business cycle, we believe Financials will likely remain a critical element to portfolio construction in a rising rate environment.

Industrials delivered strong results with CSX Corporation rising to the top. Shares of the railroad company rallied sharply as speculation mounted that Hunter Harrison would take the helm as CEO. Mr. Harrison has a robust track record of unlocking value, and could be an asset especially if the United States embarks on large scale infrastructure projects as the rails represents a vital link, transporting commodities used for construction.

Within Information Technology, our holdings represent mature businesses with reduced cyclicality. Stock selection during the period was excellent with Western Digital being among our top contributors. The flash memory segment of the business posted strong results, generating $135mm in annual synergies during the past quarter. Sticking with Technology, shares of QUALCOMM tumbled after Apple, the U.S. Federal Trade Commission, and Korean antitrust authorities filed separate claims against the chipmaker. While these legal issues represent near-term headwinds, we feel QUALCOMM could be vindicated as the wireless architecture company invented the technology which enables modems used for smartphones to operate. We continue to closely monitor these developments.

Elsewhere, exposure to Real Estate Investment Trusts (REITs) hindered results as higher-yielding sectors experienced selling pressures. In aggregate, our holdings outperformed the broader S&P 500's Real Estate sector; however, exposure to mall operator Simon Property Group dampened returns. Ultimately, this security was sold in favor of opportunities elsewhere. Overall, we remain confident of a select group of REITs as our holdings remain diversified across property types that we believe we can benefit from continued positive momentum across the U.S. economy.

The Fund was underweighted in Consumer Staples which was additive since the sector lagged the overall index, but our exposure to Belgium's Anheuser-Busch InBev was among our top detractors. During the six-month period, the maker of Budweiser trailed analyst estimates as currency hedges from their Brazilian operations impacted results.

Looking ahead, we think the U.S. economy remains on solid ground supported by favorable employment data, wage growth, and inflationary trends. At this point, we feel a rate hike from the Federal Reserve is warranted and have positioned the Fund accordingly. However, after several months of euphoria we feel the market could be subject to increased volatility as issues surrounding tariffs, protectionism, and anti-globalization take shape. While President Trump's pro-growth agenda related to infrastructure, deregulation, and tax reforms holds great potential, we believe the market has priced in very little room for policy missteps.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	5.0%
Consumer Staples	4.4
Energy	8.3
Financials	14.5
Health Care	5.6
Industrials	8.8
Information Technology	12.5
Materials	4.1
Real Estate	15.6
Telecommunication Services	1.1
Utilities	12.5
Convertible Bonds	7.5
Short-Term Investment	0.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date*	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	7.44%	21.26%	8.74%	7.45%	7.71%
Class A13	06/09/2008	7.27%	20.79%	8.35%	7.08%	7.35%
Class C13	06/09/2008	6.83%	19.84%	7.54%	6.41%	6.70%
Class R3[13]	06/21/2010	7.13%	20.41%	8.03%	6.97%	7.24%
With Sales Charge
Class A13		1.07%	13.84%	7.06%	6.45%	6.74%
Class C13		5.83%	18.84%	7.54%	6.41%	6.70%
Index
S&P 500® Index[1,15]		10.01%	24.98%	14.01%	7.62%	7.73%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.70%, 1.08%, 1.82% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 8.31% total return for the six months ended February 28, 2017, underperforming its benchmark, the S&P 500® Index (the Index), which provided a 10.01% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

An improving economic backdrop and the anticipation of corporate-friendly policy changes under a Trump presidency pushed the equity market to new heights during the past six months. Stocks vacillated at the start of the period as investors fretted that a healthy job market and rising inflation might prompt the Fed to tighten interest rates sooner than expected. Uncertainty during the days leading up to the U.S. Presidential election caused the market to dip as well. Equities soon rebounded however, fueled in part by a recovery in oil prices after OPEC reached an agreement to curb production, but more so due to Trump's victory in the Presidential election as he pledged to cut taxes, boost fiscal spending and lighten regulations for various industries. The stock rally continued despite a Fed rate increase in December, and persisted through the end of the period amidst growing optimism for the global economy and corporate profits.

Performance within the Index was mostly positive across the sectors with the exception of Real Estate. Financials was the best performing segment by far, and Industrials and Information Technology (IT) outperformed as well. Defensive areas such as Consumer Staples, Health Care and Telecommunication Services (Telecom) underperformed the market, as did the Energy sector.

The greatest contribution to Fund performance relative to the Index came from Telecom, and specifically our investment in T-Mobile (TMUS), which soared during the period. The company is experiencing strong earnings and revenue growth due largely to increasing subscribers as TMUS gains market share from its competitors. Our IT sector investments also lifted performance relative to the Index, most notably hardware and data storage provider, Western Digital Corp (WDC). WDC shares have risen amidst increasing sales for the company owing to strong customer growth, favorable product mix and solid execution of strategic initiatives. On the downside, Health Care was the largest source of relative loss for the Fund as our holdings on the whole declined versus a rise in the Index sector. This was largely due to Teva Pharmaceuticals (TEVA), which dropped alongside peers on anxiety surrounding an industry-wide Federal investigation into possible illegal drug pricing practices as well as management changes at the company. (TEVA was sold off during the period.) Industrials was another area of underperformance for the Fund, with the shortfall led by Johnson Controls (JCI). JCI shares sold-off after a disappointing fiscal-2017 revenue outlook, and shares fell again later in the period after the company announced a fiscal 1st quarter revenue miss and heightened costs related to its merger with Tyco.

The Fund's use of purchased and written options contributed positively to performance during the period.

We are taking a more cautious stance for the months ahead in light of the stock market's swift climb and equity valuations that we believe appear stretched relative to history. While the economy seems to be on solid footing, interest rates will be rising further, which we believe could cause some slowdown in growth. Furthermore, with a great deal of optimism currently baked into stock prices, the market could be derailed if Trump's policies are not enacted to the degree that investors expect. Geopolitical risks also remain a factor with upcoming elections in France and Germany. Accordingly, we remain focused on bottom-up investing and conduct extensive fundamental research on individual stocks, aiming to create a portfolio that we believe can sustain the ups and downs in the overall market and generate positive returns over an economic cycle.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.5%
Consumer Staples	8.6
Energy	5.9
Financials	17.6
Health Care	13.3
Industrials	10.9
Information Technology	16.4
Materials	2.6
Telecommunication Services	4.9
Utilities	2.1
Other	0.0
Short-Term Investment	4.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	8.31%	24.85%	12.97%	6.20%	10.44%
Trust Class[3]	08/30/1993	8.23%	24.70%	12.75%	5.98%	10.43%
Advisor Class[4]	09/03/1996	8.16%	24.44%	12.59%	5.79%	10.37%
Institutional Class[5]	06/21/2010	8.42%	25.11%	13.17%	6.33%	10.47%
Class A19	06/21/2010	8.17%	24.63%	12.75%	6.07%	10.42%
Class C19	06/21/2010	7.82%	23.68%	11.93%	5.55%	10.33%
With Sales Charge
Class A19		1.92%	17.45%	11.42%	5.44%	10.32%
Class C19		7.07%	22.81%	11.93%	5.55%	10.33%
Index
S&P 500® Index[1,15]		10.01%	24.98%	14.01%	7.62%	10.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.94%, 1.11%, 1.26%, 0.76%, 1.15%, and 1.90% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class generated a 10.35% total return for the six months ended February 28, 2017, underperforming its benchmark, the Russell 2000® Index, which provided a 12.61% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the U.S. stock market rallied and generated strong results during the reporting period. After declining in October, the market moved sharply higher over the last four months of the period. This turnaround was primarily driven by expectations for improving growth in the Trump administration. The overall U.S. stock market, as measured by the S&P 500® Index, rose 10.01% for the six-month period. Small-cap stocks produced even better results, as the Russell 2000 Index gained 12.61%. Within the market, more cyclical companies outperformed. Investors rotated to these securities as they believed they would be the beneficiaries of more robust growth.

While the Fund generated a strong absolute return, it typically lags the market during sharp rallies, and this period was no exception. The Fund's relative underperformance was driven by stock selection. The largest detractor was selection in the Materials sector. Within the sector, more cyclical companies outperformed "Steady Eddie" type companies that we favor. Stock selection in the Information Technology sector was also a headwind, as more cyclical industries, such as semiconductors, outperformed. Turning to individual stocks owned by the Fund, Manhattan Associates and RLI Corp. were among the largest detractors from performance. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. While the company posted solid results, this was overshadowed by concerns regarding demand from its retail customers. RLI Corp. is a specialty property and casualty insurer. Its shares were dragged down by higher-than-expected losses in certain of its business lines. We do not believe this is a sign of broader underwriting problems.

On the upside, stock selection in the Consumer Discretionary sector was positive for performance. Adding the most value was our exposure to companies in the media industry. A number of the Fund's individual holdings also performed well, including Bank of the Ozarks and Rollins, Inc. Bank of the Ozarks underwrites complex real estate loans. The stock rallied sharply, reflecting optimism about deregulation, an improving economy and higher interest rates under a Trump presidency. Rollins, Inc. is a leading provider of pest and termite control. The stock performed well as the company continued to post solid results.

Sector allocation, overall, contributed to performance during the period. In particular, having no exposure to real estate investment trusts (REITs) was beneficial. We do not typically own REITs, as they do not meet our investment criteria. In addition, REITs are often viewed as bond-proxies and they underperformed this period given rising interest rates and investors' preference for more cyclical companies. Conversely, an overweight in the Consumer Staples sector was negative for results. Having no exposure to biotechnology stocks was also a drag on relative performance. We do not typically own biotechnology companies as they do not meet our investment criteria given their speculative nature, a general lack of earnings and their need to access the capital markets.

Looking ahead, we believe there are a number of uncertainties that could impact the market and lead to increased volatility. It is yet to be seen how the pro-growth agenda of the Trump administration plays out. The market's rally since the election seems to have priced in a successful implementation of many of these initiatives. However, it could take more time than anticipated to see them lead to improved growth. In addition, there are questions on how growth could be impacted by ongoing Federal Reserve monetary policy normalization, the strengthening U.S. dollar and the consequences of U.S. protectionism efforts. Finally, there are numerous unresolved issues outside the U.S. Against this backdrop, we believe our high quality bias could be rewarded. In particular, we will look to maintain a diversified portfolio that emphasizes companies that consistently generate solid free cash flow, are profitable and maintain conservative balance sheets. In addition, we believe our companies with below average leverage or net cash balance sheets should be relative winners in a rising rate environment.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	11.8%
Consumer Staples	6.2
Energy	2.2
Financials	18.0
Health Care	13.0
Industrials	21.0
Information Technology	18.0
Materials	8.2
Real Estate	0.3
Short-Term Investments	1.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	10.35%	28.15%	11.82%	8.99%	12.33%
Trust Class[3]	08/26/1993	10.31%	28.04%	11.73%	8.92%	12.31%
Advisor Class[4]	04/02/1997	10.15%	27.69%	11.42%	8.63%	12.09%
Institutional Class[5]	07/01/1999	10.44%	28.36%	12.01%	9.20%	12.48%
Class R6[23]	03/15/2013	10.49%	28.45%	12.03%	9.09%	12.37%
Index
Russell 2000® Index[1,15]		12.61%	36.11%	12.89%	7.22%	9.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.03%, 1.10%, 1.38%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a total return of 3.71% for the six months ended February 28, 2017, underperforming the 7.53% return of its benchmark, the MSCI All Country World Index (Net) (ACWI) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets fared well this period, as the volatility that limited returns during 2016 seemed to fade. While U.S. election-related politics dominated headlines for most of this period—including fears about trade protectionism and nationalism—the U.S. economy continued its slow but steady recovery, and economic data from the Eurozone, the UK, and Japan have also improved. Emerging markets also rebounded toward the end of the period, as investors shifted from apprehension to opportunism, returning their focus to improving earnings and structural advantages.

Within the ACWI, Financials and Materials outperformed, benefiting from a shift in favor of more cyclical areas. Information Technology (IT) was also strong. Real Estate, Telecommunication Services (Telecom), and Consumer Staples saw negative returns, as defensive stocks fell from favor. By country, Brazil, Austria, and Poland led the ACWI; Egypt, the Philippines, and Israel lagged.

The Fund's underperformance this period resulted from stock selection, particularly within Financials and Materials. The portfolio was underexposed in two rallying industries: U.S. banks and metals & mining. Sector allocation, along with strong stock selection within IT and Telecom, was a benefit. By country, selection in Dutch stocks, and lack of exposure to Denmark, had the largest relative benefit, while stocks domiciled in U.S., UK, and Israel detracted the most.

Top individual contributors for the period included Apple and JPMorgan Chase. Apple, the smartphone designer and marketer, announced better than expected earnings with a successful launch of its iPhone 7. JP Morgan, the leading U.S. lender, benefited from improved earnings expectations driven by a post-election rise in short-term interest rates.

Teva Pharmaceutical and Nielsen were among detractors. Israeli-based Teva fell on news that three of its Copaxone patents had been invalidated; the position was subsequently reviewed and sold. Nielsen, the Netherlands-based TV and consumer ratings service announced weak results in retail measurement, where its clients are facing digital disruption.

Globally, the political environment remains full of uncertainties: whether the incoming U.S. administration will reduce global trade, how France and Germany will vote in their elections, and what will be the likely terms of the UK's exit from the EU. We anticipate higher interest rates in the U.S., but more muted increases elsewhere. We believe that the result is likely to mean that, despite some recent weakness, the U.S. dollar will remain at elevated levels, which could undermine the competitiveness of U.S. multinationals relative to their peers overseas. We suspect that the recent appreciation in other commodities will prove short lived.

Our portfolio positioning was relatively conservative as we entered 2017 and we are not currently tempted to add exposure to cyclical names that have performed strongly over the past few months. We continue to look for opportunities across countries, sectors and the market cap spectrum, with a focus on those that we believe can perform in an uncertain geopolitical and macroeconomic environment. We remain of the view that companies with attractive end markets and a differentiated offering to customers with a proven management team are most likely to offer investors the most attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	3.71%	14.57%	7.13%	5.12%
Class A	06/30/2011	3.49%	14.08%	6.75%	4.75%
Class C	06/30/2011	3.16%	13.24%	5.98%	3.99%
With Sales Charge
Class A		–2.45%	7.58%	5.50%	3.66%
Class C		2.16%	12.24%	5.98%	3.99%
Index
MSCI All Country World Index (Net)[1,15]		7.53%	22.07%	8.25%	7.17%
MSCI All Country World Index[1,15]		7.76%	22.76%	8.84%	7.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 8.47%, 8.92% and 9.60% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a –1.89% total return for the six months ended February 28, 2017, outperforming its benchmark, the FTSE EPRA/NAREIT Developed Index (Net), which generated a –3.11% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the global stock market rallied sharply and generated solid results during the reporting period. This turnaround was partially driven by expectations for improving growth and rising corporate profits in 2017. Comparatively, global real estate investment trusts (REITs) posted weak results during the period. REITs were dragged down over the first half of the period given rising interest rates and a rotation to non-dividend paying stocks. However, a portion of these losses were recouped over the second half of the period. This turnaround was primarily driven by expectations for improving growth and rising corporate profits in the Trump administration.

Though it produced a negative absolute return, the Fund outperformed the benchmark during the reporting period. The Fund's positioning from the regional/country perspective added positively to relative results. From a regional perspective, underweights to North America and Europe, along with an overweight to Asia, were additive for results. In terms of country positioning, overweights to Canada and Hong Kong were rewarded, whereas overweights to France and Germany detracted from performance.

Stock selection was additive to relative performance. The largest detractors from results were the Fund's holdings in the Retail REITs and Industrial & Office REITs sectors. On the upside, our holdings in the Specialty REITs, Hotel & Lodging REITs and Real Estate Holding & Development sectors were the most additive for results.

We anticipate seeing continued modest U.S. economic growth in 2017. Turning to the Federal Reserve, after its rate move in December 2016, we think it will take a measured approach in terms of further rate hikes. We believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. Overseas, the UK continues to face uncertainties in the wake of the Brexit vote. At this point, UK REITs are trading at close to trough multiples and pricing in a nearly 20% asset value decline. On the Continental side, we remain positive on the stirrings of a recovery in the French economy. We also continue to be positive on both the German residential space and Sweden. Elsewhere, we believe the Asia-Pacific markets will be more affected by U.S. interest rate hikes and exchange rate volatility in 2017, as local interest rates in Hong Kong and Singapore may finally be adjusted upwards to follow the U.S. Australia is a defensive market considering the benign property cycle and higher cap rate. Finally, the Japanese real estate market will likely be a beneficiary of new reflation/stimulus policy and further yen weakness.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	–1.89%	13.16%	3.40%
Class A	12/30/2014	–2.04%	12.80%	3.03%
Class C	12/30/2014	–2.36%	11.94%	2.25%
With Sales Charge
Class A		–7.69%	6.29%	0.26%
Class C		–3.32%	10.94%	2.25%
Index
FTSE EPRA/NAREIT Developed Index (Net)[1,15]		–3.11%	12.24%	2.64%
FTSE EPRA/NAREIT Developed Index[1,15]		–2.72%	13.22%	3.51%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 10.93%, 11.32% and 12.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary25

Neuberger Berman Greater China Equity Fund Institutional Class generated a 3.60% total return for the six months ended February 28, 2017, and underperformed its benchmark, the MSCI China Index (Net), which generated a 5.34% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the six months ended February 28, 2017, the Fund's main contributors to return relative to the benchmark included Consumer Discretionary (an overweight and stock selection, primarily within the automobile manufacturers, internet & direct marketing retail and household appliances sub-industries), Health Care (an overweight and stock selection among health care distributors) and Telecommunication Services (an underweight). Detractors from performance relative to the benchmark included Industrials (stock selection to a clean energy bus manufacturer, express delivery services and transportation), Financials (stock selection, primarily to insurance companies) and Real Estate (overweight and stock selection).

The Fund continues to focus on companies that have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of February 28, 2017, the Fund's largest sector overweight relative to the benchmark was Industrials, and the largest sector underweight was Energy. The Fund also held overweight positions in Consumer Discretionary and Consumer Staples, and underweight positions in Information Technology and Telecommunication Services. The Fund's top 10 positions comprised more than 53% of total portfolio assets at the end of February.

Over the past six months, performance of the Greater China equity markets continued to be volatile. In September, profit taking prompted markets to consolidate after first-half interim results season concluded, and the offshore Hong Kong market outperformed the domestic China A-shares market primarily due to Southbound flows following the China Insurance Regulatory Commission announcement allowing onshore insurers to invest via the Stock Connect program. After the China National Day holidays in October, China's State Council released guidelines for its debt to equity swap program, and the National Development and Reform Commission ("NDRC") proposed mixed ownership reform for six state-owned enterprises. Furthermore, macroeconomic data such as September's Purchasing Managers Index ("PMI") and 3Q 2016 GDP growth pointed towards a stabilizing economy, which in aggregate helped to buoy the onshore market. In November, the domestic China A-shares market and offshore Hong Kong market performance diverged, as the former advanced due to promising PMI data, investor anticipation of the Shenzhen-Hong Kong Stock Connect program and the NDRC accelerating infrastructure projects, while the latter was impacted by broader weakness amongst global equity markets after Donald Trump's victory in the U.S. presidential elections led to uncertainty surrounding foreign policies. Towards year-end, concerns over liquidity and regulators imposing tighter leverage controls continued renminbi depreciation leading to capital outflow and bond defaults resulted in a significant market correction. China equity markets rallied in January on the back of solid December macroeconomic data, better than expected 4Q 2016 GDP growth and improved investor sentiment due to the government tightening capital controls to alleviate capital outflow pressures. Despite the People's Bank of China raising interbank interest rates in early February, markets continued their upward trend because of January PMI and trade data, additional supply side reforms and policy expectations from the upcoming Chinese People's Political Consultative Conference (CPPCC) and National People's Congress (NPC) "two sessions" in March.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.8%
Consumer Staples	4.6
Financials	25.4
Health Care	4.1
Industrials	11.2
Information Technology	27.9
Materials	1.5
Real Estate	5.6
Telecommunication Services	3.0
Utilities	3.7
Short-Term Investment	0.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	28.2%
Hong Kong	55.3
United States	16.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	3.60%	28.53%	11.06%
Class A	07/17/2013	3.42%	28.02%	10.82%
Class C	07/17/2013	3.02%	27.02%	9.85%
With Sales Charge
Class A		–2.52%	20.62%	9.02%
Class C		2.02%	26.02%	9.85%
Index
MSCI China Index (Net)[1,15]		5.34%	31.13%	6.84%
MSCI China Index[1,15]		5.36%	31.40%	7.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.77%, 2.19% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.88% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 9.15% total return for the six months ended February 28, 2017, underperforming the 10.01% return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the U.S. stock market rallied sharply and generated strong results during the reporting period. After treading water in September, stocks declined in October amid mixed third quarter corporate profit results and uncertainties surrounding the November elections. The market then moved sharply higher over the last four months of the period. This turnaround was primarily driven by expectations for improving growth and rising corporate profits in the Trump administration.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that have been growing their revenues and, as they do so, generate free cash flow that they reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments have demonstrated sustainable and/or growing streams of income underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those where we see identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets," or other market dislocations that have the potential to unlock value.

The Fund's relative underperformance during the reporting period versus the Index was largely due to sector allocation. This was primarily driven by an overweight to Consumer Staples and an underweight to Financials. The Fund's modest cash position was also a headwind for results. Conversely, underweights to Real Estate and Health Care positively contributed to results from a sector allocation perspective during the reporting period.

Stock selection, overall, was a small negative for performance. In particular, holdings in the Consumer Discretionary, Financials and Consumer Staples sectors were the largest relative detractors from results. On the upside, stock selection in the Health Care, Telecommunication Services and Industrials sectors were the most beneficial for performance.

The Fund's use of purchased and written options contributed positively to performance during the period.

We entered 2017 with a fairly positive, albeit highly selective, outlook for equity markets, driven by solid recent economic data and the emergence of a more pro-business environment in the U.S. This improvement in business sentiment has been propelled by expectations of reduced regulation, lower corporate tax rates, repatriation of foreign earnings and increased fiscal stimulus which, if executed correctly, will provide a tailwind to growth and earnings. The timing, as well as the actual policies enacted, will have a divergent effect on the various subsectors of the market. Thus the policy details will matter. We believe there will be continued heightened volatility in 2017 particularly if implementation falls short of expectations in both magnitude and timing. In our view, the critical market dynamic is the shift from monetary policy to fiscal policy and its effect on growth, earnings, interest rates and the federal deficit. We believe government policy or lack thereof will matter a great deal in 2017 and beyond.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.5%
Consumer Staples	11.5
Energy	6.5
Financials	11.6
Health Care	12.3
Industrials	15.3
Information Technology	18.1
Materials	2.3
Real Estate	1.0
Telecommunication Services	1.7
Utilities	4.8
Other	0.0
Short-Term Investment	2.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	9.15%	22.22%	11.88%	6.66%	11.03%
Trust Class[3]	08/03/1993	9.10%	22.01%	11.69%	6.48%	10.98%
Advisor Class[4]	09/03/1996	9.18%	22.05%	11.35%	6.10%	10.84%
Institutional Class[5]	05/27/2009	9.22%	22.42%	12.08%	6.81%	11.05%
Class A19	05/27/2009	9.00%	21.96%	11.68%	6.51%	11.00%
Class C19	05/27/2009	8.68%	21.03%	10.84%	5.89%	10.91%
Class R3[16]	05/27/2009	8.90%	21.68%	11.38%	6.30%	10.97%
With Sales Charge
Class A19		2.73%	14.95%	10.37%	5.88%	10.91%
Class C19		7.74%	20.03%	10.84%	5.89%	10.91%
Index
S&P 500® Index[1,15]		10.01%	24.98%	14.01%	7.62%	11.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.93%, 1.08%, 1.31%, 0.73%, 1.08%, 1.86% and 1.40% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Advisor Class includes the class' repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a total return of 1.82% for the six months ended February 28, 2017, trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 4.90% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Much of the extreme volatility that limited international equity returns throughout 2016 seemed to fade as 2016 ended and the new year began. While U.S. election-related politics dominated headlines for most of this period—including fears about trade protectionism and nationalism, both of which bode poorly for the global economy—the U.S. economy continued its slow but steady recovery, and economic data from the Eurozone, the UK, and Japan have also improved.

Within the Index, the Financials, Materials, and Energy sectors outperformed significantly, beneficiaries of a sector rotation toward cyclical stocks that began in fourth quarter of 2016. Defensive areas such as Utilities, Telecommunication Services, and Consumer Staples posted small losses. By market, Austria, Australia and Norway led the Index, while Israel, Denmark, and Belgium lagged.

The portfolio's underperformance resulted from stock selection, primarily a case of being underexposed to Index stocks that rallied during the period. Underperformance was most significant within Industrials and Materials. By country, an overweight to Canada (not in the Index) was detrimental, as was the selection of holdings in Japan and Germany.

Individually, Teva Pharmaceuticals, which was sold, Nielsen Holdings and Peyto Exploration & Development were among detractors. Israeli-based Teva fell on news that three of its Copaxone patents had been invalidated. Nielsen, the Netherlands-based TV and consumer ratings service announced weak results in retail measurement, where its clients are facing digital disruption. Meanwhile, Peyto, the Canadian dry-gas producer, suffered as gas prices remained weak due to the mild winter.

Sector allocation was a benefit to performance, with an underweight to weak areas like Utilities, Consumer Staples and Real Estate. Stock selection in Information Technology and Healthcare was also beneficial, and by country, holdings from France, Switzerland and the Netherlands.

Check Point, ASML, and SPIE were among top contributors. Check Point and ASML were beneficiaries of solid earnings announcements, while SPIE announced a large strategic acquisition.

Globally, the political environment remains full of uncertainties: whether the incoming U.S. administration will reduce global trade, how France and Germany will vote in their elections, and what will be the likely terms of the UK's exit from the EU. We anticipate higher interest rates in the U.S., but more muted increases elsewhere. We believe that the result is likely to mean that, despite some recent weakness, the U.S. dollar will remain at elevated levels, which could undermine the competitiveness of U.S. multinationals relative to their peers overseas. We anticipate oil prices to continue their gradual move higher, but suspect that the recent appreciation in other commodities will prove short lived.

Our portfolio positioning was relatively conservative as we entered 2017 and we are not currently tempted to add exposure to cyclical names that have performed strongly over the past few months. We continue to look for opportunities across countries, sectors and the market cap spectrum, with a focus on those that we believe can perform in an uncertain geopolitical and macroeconomic environment. We remain of the view that companies with attractive end markets and a differentiated offering to customers with a proven management team are most likely to offer investors the most attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	2.12%	11.42%	5.61%	1.61%	4.48%
Trust Class[12]	01/28/2013	2.06%	11.40%	5.54%	1.58%	4.45%
Institutional Class	06/17/2005	1.82%	11.25%	5.71%	1.66%	4.52%
Class A12	01/28/2013	1.64%	10.83%	5.39%	1.51%	4.39%
Class C12	01/28/2013	1.29%	10.01%	4.74%	1.20%	4.11%
Class R6[22]	09/03/2013	1.80%	11.34%	5.77%	1.69%	4.55%
With Sales Charge
Class A12		–4.21%	4.47%	4.15%	0.91%	3.86%
Class C12		0.29%	9.01%	4.74%	1.20%	4.11%
Index
MSCI EAFE® Index (Net)[1,15]		4.90%	15.75%	5.16%	1.03%	4.30%
MSCI EAFE® Index[1,15]		5.01%	16.31%	5.63%	1.50%	4.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.26%, 1.30%, 1.04%, 1.40%, 2.15% and 0.96% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a total return of 0.60% for the six months ended February 28, 2017, trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 4.90% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Much of the extreme volatility that limited international equity returns throughout 2016 seemed to fade as 2016 ended and the new year began. While U.S. election-related politics dominated headlines for most of this period—including fears about U.S. trade protectionism and nationalism, both of which bode poorly for the global economy—the U.S. economy continued its slow but steady recovery, and economic data from the Eurozone, the UK, and Japan have also improved.

Within the Index, the Financials, Materials, and Energy sectors outperformed significantly, beneficiaries of a sector rotation toward cyclical stocks that began in fourth quarter of 2016. Defensive areas such as Utilities, Telecommunication Services, and Consumer Staples posted small losses. By market, Austria, Australia and Norway led the Index, while Israel, Denmark, and Belgium lagged.

The portfolio's underperformance resulted from stock selection, primarily a case of being underexposed to Index stocks that rallied during the period. Underperformance was most significant within Industrials and Materials. By country, an overweight to Canada (not in the Index) was detrimental, as was the selection of holdings in Japan and Germany.

Individually, Teva Pharmaceuticals, which was sold, Nielsen Holdings and Givaudan were among detractors. Israeli-based Teva fell on news that three of its Copaxone patents had been invalidated. Nielsen, the Netherlands-based TV and consumer ratings service announced weak results in retail measurement, where its clients are facing digital disruption. Givaudan suffered in the broader market rotation towards more cyclically sensitive sectors, plus they announced some changes to the management team.

Sector allocation was a benefit to relative performance, with an underweight to weak areas like Consumer Staples, Utilities and Real Estate. Stock selection in Information Technology was beneficial, and by country, holdings from France, the Netherlands, and Sweden were also beneficial.

Check Point, ASML, and Valeo were among top contributors. Check Point and ASML were beneficiaries of solid earnings announcements, while Valeo, the French global auto parts supplier, saw strong growth from new, higher margin products.

Globally, the political environment remains full of uncertainties: whether the incoming U.S. administration will reduce global trade, how France and Germany will vote in their elections, and what will be the likely terms of the UK's exit from the EU. We anticipate higher interest rates in the U.S., but more muted increases elsewhere. We believe that the result is likely to mean that, despite some recent weakness, the U.S. dollar will remain at elevated levels, which could undermine the competitiveness of U.S. multinationals relative to their peers overseas. We anticipate oil prices to continue their gradual move higher, but suspect that the recent appreciation in other commodities will prove short lived.

Our portfolio positioning was relatively conservative as we entered 2017 and we are not currently tempted to add exposure to cyclical names that have performed strongly over the past few months. We continue to look for opportunities across countries, sectors and the market cap spectrum, with a focus on those that we believe can perform in an uncertain geopolitical and macroeconomic environment. We remain of the view that companies with attractive end markets and a differentiated offering to customers with a proven management team are most likely to offer investors the most attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	0.60%	9.67%	4.23%	1.24%	2.38%
Institutional Class[6]	10/06/2006	0.89%	10.12%	4.61%	1.59%	2.73%
Class A14	12/20/2007	0.61%	9.76%	4.24%	1.24%	2.38%
Class C14	12/20/2007	0.27%	8.86%	3.45%	0.55%	1.72%
Class R3[14]	05/27/2009	0.55%	9.43%	3.98%	1.04%	2.18%
With Sales Charge
Class A14		–5.18%	3.49%	3.02%	0.64%	1.81%
Class C14		–0.73%	7.86%	3.45%	0.55%	1.72%
Index
MSCI EAFE® Index (Net)[1,15]		4.90%	15.75%	5.16%	1.03%	2.34%
MSCI EAFE® Index[1,15]		5.01%	16.31%	5.63%	1.50%	2.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.39%, 0.95%, 1.33%, 2.06% and 1.57% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.16%, 1.91% and 1.41% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary

From its inception, December 8, 2016, through the close of the reporting period ended February 28, 2017, Neuberger Berman International Small Cap Fund Institutional Class generated a total return of 9.40%, outperforming its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), which provided a 7.23% return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Designed to capitalize on the value inherent in stocks of smaller and often under researched companies within developed international economies, the Fund is managed from the bottom up. Its management team focuses on company and stock fundamentals, with a strong emphasis on quality.

While U.S. election-related politics dominated headlines for most of this period—including fears about trade protectionism and nationalism, both of which bode poorly for the global economy—the U.S. economy continued its slow but steady recovery, and economic data from the Eurozone, the UK, and Japan also improved.

Within the Index, returns this period were driven by Telecommunication Services, Information Technology (IT), and Health Care stocks which were all up over double-digits. Although all Index sectors posted positive returns, Energy and Financials lagged as the rotation from value to growth we saw during the second half of 2016 subsided. By country, Switzerland, Denmark and Israel were among top performers, while Portugal, Finland and Hong Kong underperformed.

The portfolio outperformed the Index on the basis of strong stock selection, especially within Industrials, IT, and Financials. By country, performance was led by UK, French and Norwegian holdings. Top individual contributors this period included Bossard and Jenoptik, which both benefitted from solid results and Colliers International, which made a strategic acquisition.

Energy and Materials holdings detracted somewhat, and by country, selection in the Netherlands, Austria and Japan underperformed. Individual detractors included Ichigo and ASKUL Corporation, which both reported soft results, and Raging River Exploration, which suffered as oil prices weakened. Looking ahead, globally, the political environment remains full of uncertainties: whether the incoming U.S. administration will reduce global trade, how France and Germany will vote in their elections, and what will be the likely terms of the UK's exit from the EU. We anticipate higher interest rates in the U.S., but more muted increases elsewhere. We believe that the result is likely to mean that, despite some recent weakness, the U.S. dollar will remain at elevated levels, which could undermine the competitiveness of U.S. multinationals relative to their peers overseas. We anticipate oil prices to continue their gradual move higher, but suspect that the recent appreciation in other commodities will prove short-lived.

Our portfolio positioning was relatively conservative as we entered 2017 and we are not currently tempted to add exposure to cyclical names that have performed strongly over the past few months. We continue to look for opportunities across countries, sectors and the market cap spectrum, with a focus on those that we believe can perform in an uncertain geopolitical and macroeconomic environment. We remain of the view that companies with attractive end markets and a differentiated offering to customers with a proven management team are most likely to offer investors the most attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

	Inception Date	Cumulative Total Return Ended 02/28/2017 Life of Fund
At NAV
Institutional Class	12/08/2016	9.40%
Class A	12/08/2016	9.30%
Class C	12/08/2016	9.20%
Class R6	12/08/2016	9.50%
With Sales Charge
Class A		3.02%
Class C		8.20%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		7.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 2.57%, 2.93%, 3.68% and 2.50% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 1.06%, 1.42%, 2.17% and 0.99% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from December 8, 2016 through February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated an 11.17% total return for the six months ended February 28, 2017, underperforming its benchmark, the Russell 2000® Value Index (the Index), which returned 15.80%, for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2016 was a volatile year for equity markets. Throughout most of the year the major theme in the investment landscape was the search for yield and investors were focused on dividends and low volatility. This mindset caused our strategy to lag the market rally since we don't typically own companies with these characteristics. Then, in November, Trump's surprising presidential election victory and a Republican win in both the House and Senate sent the stock market to record highs. Financial Services in particular profited as they can benefit most from lower taxes, regulatory reform and the inflationary aspects of the new administration's platform. Also, low levels of overseas revenues in Financial Services would limit risks from poor trade policies. Hence, during the last few months of 2016, an already difficult relative period of performance for our strategy was compounded by a meaningful underweighting of financial stocks.

A review of benchmark performance for 2016 revealed that smaller value indices outperformed larger value and growth indices as smaller capitalization and value sectors have greater exposure to purely domestic businesses and financial companies while larger value and growth indices have greater exposure to Technology and Health Care companies. Our strategy has a significant overweight in Technology, a market capitalization much larger than the Index, and derives close to 35% (more than twice that of the Index) of its revenues from overseas, all of which contributed to our underperformance in 2016. Over the six month period, stock selection in Technology and Health Care were the main drivers of the Fund's underperformance.

Stocks continued to move higher into 2017 driven by better economic data but also due to heightened expectations for tax and regulatory reform. The probability of a few Federal Reserve (Fed) rate hikes is high indicating confidence in ongoing economic improvement. While it is still early in the year, many of the trends that led to our underperformance in 2016 have helped the portfolio in 2017. Financials sector performance has weakened in recent months and our underweighting in Financial Services has helped the Fund's relative returns. In addition, our small contingent of regional banks and small financial companies has done well. Real estate investment trusts (REITs), an area where we are significantly underweight, have underperformed since the election due to rate hike concerns and the bond market decline amidst Trump's assurances of strong fiscal stimulus, and this has also helped the Fund's relative performance. Many of the Fund's Technology companies which performed poorly in 2016 have begun to rebound this year.

While ongoing improvement in the economy and corporate earnings support rising stock prices, we believe uncertainty regarding policy changes, the timing of anticipated Fed rate hikes and political risks in Europe (i.e., upcoming elections in France and Brexit negotiations) may lead to increased volatility. Stock correlations have fallen which could result in a better environment for active management in our view. We will endeavor to use market uncertainty to our benefit when shares of well managed and competitively advantaged companies are priced at attractive levels.

We look forward to our next communication and thank you for your commitment to our Fund.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.0%
Energy	1.0
Financial Services	10.3
Health Care	10.5
Materials & Processing	5.1
Producer Durables	18.4
Technology	37.9
Utilities	3.6
Short-Term Investment	6.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date*	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
AT NAV
Institutional Class[18]	05/10/2010	11.17%	25.59%	12.17%	7.70%	11.26%
Class A18	05/10/2010	11.01%	25.09%	11.78%	7.43%	11.12%
Class C18	05/10/2010	10.59%	24.16%	10.93%	6.90%	10.84%
With Sales Charge
Class A18		4.66%	17.90%	10.46%	6.80%	10.78%
Class C18		9.59%	23.16%	10.93%	6.90%	10.84%
Index
Russell 2000® Value Index[1,15]		15.80%	41.29%	13.43%	6.31%	9.14%
Russell 2000® Index[1,15]		12.61%	36.11%	12.89%	7.22%	7.99%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.09%, 1.49% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a 12.66% total return for the six months ended February 28, 2017, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 11.07% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market soared during the past six months due to rising optimism for a more business-friendly political environment as well as signs of a strengthening economy both at home and abroad. Early in the period, concerns about interest rate hikes in the U.S. and tightening monetary policies elsewhere led to some volatility in stocks. Uncertainty over the U.S. presidential election also caused the market to waver. Equities rebounded, however, and gained momentum after the Trump victory. Trump's promises to cut taxes, increase fiscal spending and soften regulatory oversight helped push the market to record levels. In addition oil and other commodities rose during this time, and although the U.S. Federal Reserve (Fed) raised interest rates in December and took a more hawkish tone later in the period, investors seemed to focus instead on the solid economic picture and healthy corporate profits.

Sector performance within the Index was largely positive with Financials the strongest returning area of the Index. Other cyclical areas such as Industrials, Information Technology (IT) and Materials also outperformed. The Energy sector lagged the overall Index, as did the more defensive segments such as Consumer Staples, Health Care, Telecommunication Services and Utilities.

The upside to Fund performance relative to the Index was driven mainly by Financials, and particularly our heavy exposure to bank stocks, which benefited from a rising interest rate environment as well as the prospect of lighter financial restrictions for the industry. Positive stock selection in IT also boosted relative performance. This was in large part due to data storage company Western Digital, whose stock is being rewarded for the Company's strong sales growth and successful cost-cutting initiatives. On the downside, the Fund lost the most ground in Consumer Discretionary due primarily to Ralph Lauren (RL). RL shares dropped on disappointing earnings results alongside other multi-national retailers as they faced challenges that included the possibility of an import tariff as well as a rising U.S. dollar. (RL was sold after the period). The Materials sector further detracted from relative performance owing to gold producer Newmont Mining Corp., which declined due to a fall in gold prices during the period.

Although the macro factors that have fueled the recent rise in stocks could continue to lift the market going forward, we believe that in light of the stock market's rapid ascent caution is prudent at this time. If Trump's anticipated policy changes disappoint investors in terms of timing or magnitude, we could see a reversal in equities. In addition, the Fed is pointing to a more aggressive tightening path and it remains to be seen what effect this will have on the economy and the stock market. We are also seeing rising geopolitical risks in Europe with the upcoming elections in France and Germany later this year. The myriad of external influences on the equity market is impossible to predict however, so we continue to focus our efforts on investing from the bottom up. We continue to find opportunities across the equities markets where we feel we can earn attractive risk adjusted returns. Our strategy remains uncovering underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, and we believe that this approach is fundamental to creating a portfolio that can generate favorable risk adjusted returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.8%
Consumer Staples	6.7
Energy	8.6
Financials	32.1
Health Care	9.7
Industrials	10.9
Information Technology	2.8
Materials	6.9
Telecommunication Services	2.4
Utilities	2.8
Short-Term Investment	10.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	12.66%	38.98%	12.93%	5.19%	12.63%
Trust Class[3]	08/30/1993	12.61%	38.82%	12.72%	5.00%	12.54%
Advisor Class[4]	08/16/1996	12.53%	38.59%	12.55%	4.84%	12.41%
Institutional Class[5]	06/07/2006	12.73%	39.24%	13.11%	5.37%	12.68%
Class A19	06/21/2010	12.54%	38.68%	12.67%	5.03%	12.59%
Class C19	06/21/2010	12.19%	37.75%	11.84%	4.51%	12.45%
Class R3[16]	06/21/2010	12.42%	38.34%	12.37%	4.85%	12.54%
With Sales Charge
Class A19		6.07%	30.69%	11.34%	4.41%	12.43%
Class C19		11.19%	36.75%	11.84%	4.51%	12.45%
Index
Russell 1000® Value Index[1,15]		11.07%	29.13%	14.02%	6.20%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.90%, 1.07%, 1.22%, 0.71%, 1.09%, 1.83% and 1.55% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70% and 1.37% for Institutional Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 7.98% total return for the six months ended February 28, 2017, ahead of its benchmark, the Russell Midcap® Growth Index, which returned 6.74% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months were largely defined by all things Trump, from the last stages of a highly contentious election, his unexpected victory and finally to his unconventional and unpredictable approach to governing. For investors, of equal improbability has likely been the sustained post-election market surge, which has largely ignored the shock of the unanticipated and a rising tide of uncertainty to keep rolling to new highs. While one can certainly question whether this market has turned a blind eye to legitimate macro-level concerns, there are unquestionably key positives underpinning this rally, such as continued broadly net positive economic indicators and reasonably good top- and bottom-line results from companies. Boosted by a now clearer path to sustained monetary tightening and the economic vote of confidence that it represents, we also saw signs of a shift in the capital allocation process as companies appear to be dialing back their financial reallocations, away from dividend and share repurchase programs, and shifting more capital towards growth-oriented initiatives aimed at improving business efficiency and competitive positioning. We view these trends as positive for economic development, growth and our style of investing.

For the period, the portfolio was on average overweight Information Technology, Health Care, Financials, Telecommunication Services and Energy and underweight Consumer Staples, Real Estate, Consumer Discretionary, Materials and Industrials versus its benchmark. Broadly additive portfolio allocation decisions and positive stock selection, especially within Financials, Telecommunication Services, Industrials and Consumer Staples, were able to offset stock-specific weakness within Consumer Discretionary. Drilling down to our holdings, NVIDIA Corporation was the top performing holding, while Acuity Brands was the leading detractor. NVIDIA, a semiconductor company engaged in visual computing applications, consistently delivered very strong results led by their gaming segment. Acuity, a provider of lighting solutions for commercial, institutional, industrial, infrastructure and residential applications, delivered disappointing results which they attributed to internal manufacturing issues. We elected to exit our position in Acuity during the period.

While this new political reality makes for exceedingly good theater, we intend to remain focused on actual economic results, policy that actually becomes law, identifying underappreciated catalysts and corporate fundamentals. With 2017 earnings trending higher, we remain cautiously optimistic towards this highly resilient market, but with the caveat that we believe there are expectations for a Republican-controlled government and a failure to deliver in the sentiment-boosting areas of tax reform, deregulation and infrastructure spending could cause this bull to pause or take a step back. However, if this administration can find its footing and work with Congress to begin delivering on their promised legislative agenda, potentially boosting business and consumer confidence along the way, the opportunity is there to unlock 8+ post-financial crisis years of pent-up demand, which in turn could potentially expand economic growth and extend this rally.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	17.7%
Consumer Staples	2.7
Energy	2.2
Financials	8.3
Health Care	18.9
Industrials	14.8
Information Technology	26.2
Materials	3.9
Telecommunication Services	1.0
Other	0.9
Short-Term Investment	3.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	7.98%	23.40%	10.11%	7.61%	11.66%
Trust Class[3]	08/30/1993	7.97%	23.40%	10.06%	7.50%	11.57%
Advisor Class[4]	09/03/1996	7.85%	23.06%	9.76%	7.19%	11.37%
Institutional Class[5]	04/19/2007	8.09%	23.74%	10.35%	7.90%	11.74%
Class A19	05/27/2009	7.90%	23.26%	9.93%	7.51%	11.63%
Class C19	05/27/2009	7.51%	22.36%	9.12%	6.89%	11.46%
Class R3[16]	05/27/2009	7.76%	22.92%	9.67%	7.30%	11.57%
Class R6[23]	03/15/2013	8.14%	23.86%	10.36%	7.73%	11.69%
With Sales Charge
Class A19		1.68%	16.16%	8.64%	6.87%	11.46%
Class C19		6.51%	21.36%	9.12%	6.89%	11.46%
Index
Russell Midcap® Growth Index[1,15]		6.74%	21.54%	12.32%	8.13%	N/A
Russell Midcap® Index[1,15]		8.91%	26.81%	13.63%	8.04%	13.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.96%, 0.99%, 1.25%, 0.76%, 1.12%, 1.88%, 1.39% and 0.67% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.87% and 1.37% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 12.85% total return for the six months ended February 28, 2017, outperforming its benchmark, the Russell Midcap® Value Index which gained 10.76% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2016 was a volatile year for equity markets. In November, Trump's surprising presidential election victory and a Republican win in both the House and Senate sent the stock market to record highs. Stocks continued to move higher into 2017 on better economic data but also due to heightened expectations of tax and regulatory reform. The probability of a Federal Reserve (Fed) rate hike is high, indicating the Fed's confidence in continued economic improvement.

During the reporting period, performance benefitted from the Fund's overweight and stock selection in Technology and Producer Durables, the benchmark's two best performing sectors. Western Digital (Technology), the Fund's top performer, beat revenue and earnings estimates showing that the SanDisk acquisition continues to be accretive to the company's bottom line, and declared a $0.50 cash dividend for the quarter. General Dynamics (GD) (Producer Durables) reported positive 2017 guidance and was awarded several lucrative government defense contracts. GD also announced a dividend increase and expanded its share repurchase program. Additionally, stock selection in Financial Services helped performance. Comerica's self-help $400 million cost savings program is showing results and net interest income should benefit meaningfully from incremental rate hikes and debt maturities. A healthy level of company specific events enhanced the Fund's attractive return. A number of companies were acquired, disposed of significant assets, or made large acquisitions during the period. Notably, B/E Aerospace agreed to be acquired by Rockwell Collins for $62 per share in cash and stock, Johnson Controls completed its spin-off of Adient into an independent, publicly-traded company, On Semiconductor completed its acquisition of Fairchild and CBS agreed to combine its radio business with Entercom Communications in a tax-free merger.

On the negative side, overweights and stock selection in the Health Care and Consumer Staples sectors, the benchmark's worst performing sectors, hurt absolute and relative performance. Zimmer Biomet (Health Care) declined due to supply constraints which led to a temporary decrease in earnings and Hertz (Consumer Discretionary) dropped as earnings materially missed expectations due in large part to improper fleet sizing. GNC (Consumer Staples) materially missed earnings expectations and the CEO was fired. We decided to sell the position as our investment thesis changed due to increasing internet competition and a delay in the potential sale of the company. We also eliminated CoreCivic (Financial Services), as the Obama administration and Clinton's platform sought to reduce the use of private prisons and the stock declined significantly.

While ongoing improvement in the economy and corporate earnings support rising stock prices, we believe uncertainty regarding policy changes, the timing of anticipated Fed rate hikes and political risks in Europe (i.e., upcoming elections in France and Brexit negotiations) may lead to increased volatility. Stock correlations have fallen which could result in a better environment for active management. We believe that with continued U.S. economic growth the market can move up during the remainder of the year, but finding the right stocks will be the key to outperformance. We believe our strategy with its focus on quality companies undergoing change should fare well in such an environment.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.5%
Consumer Staples	4.0
Energy	9.0
Financial Services	16.5
Health Care	9.3
Materials & Processing	5.7
Producer Durables	19.9
Technology	19.5
Utilities	5.3
Short-Term Investment	0.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	12.85%	29.47%	13.32%	6.85%	9.66%
Trust Class[3]	06/10/1999	12.70%	29.25%	13.11%	6.73%	9.57%
Institutional Class[5]	03/08/2010	12.96%	29.78%	13.58%	7.05%	9.77%
Class A19	06/21/2010	12.73%	29.23%	13.15%	6.77%	9.61%
Class C19	06/21/2010	12.30%	28.30%	12.31%	6.24%	9.31%
Class R3[16]	06/21/2010	12.58%	28.99%	12.89%	6.60%	9.51%
With Sales Charge
Class A19		6.24%	21.82%	11.83%	6.14%	9.25%
Class C19		11.30%	27.30%	12.31%	6.24%	9.31%
Index
Russell Midcap® Value Index[1,15]		10.76%	31.84%	14.75%	7.67%	9.72%
Russell Midcap® Index[1,15]		8.91%	26.81%	13.63%	8.04%	9.05%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.31%, 1.48%, 1.09%, 1.50%, 2.24% and 1.76% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 14.02% total return for the six months ended February 28, 2017 versus a 10.01% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the Index, ten of eleven sectors generated a positive return for the period. Financials, Industrials, and Information Technology (IT) outperformed relative to the overall benchmark. Consumer Discretionary, Consumer Staples, Energy, Health Care, Materials, Real Estate, Telecommunication Services, and Utilities underperformed relative to the overall benchmark. We believe solid corporate fundamentals and a reduction in macro uncertainty contributed to broad-based positive performance during the period.

Within the portfolio, stock selection in Industrials and IT benefitted performance relative to the benchmark, while stock selection in Consumer Discretionary and Financials detracted from relative performance. From a sector perspective, the overweight in Financials benefitted performance relative to the benchmark, while the overweight in Health Care detracted from relative performance. The portfolio finished the period with an overweight, relative to the benchmark, in the Financials, Health Care, Industrials, IT and Materials sectors. The portfolio completed the period with an underweight, relative to the benchmark, in the Consumer Discretionary, Consumer Staples, Energy, Real Estate, Telecommunication Services, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations investments have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. Many company balance sheets are healthy and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions all can accrue to the benefit of equity holders. When company specific drivers are in focus, high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	2.1%
Consumer Staples	4.1
Energy	5.8
Financials	25.4
Health Care	16.1
Industrials	12.9
Information Technology	27.9
Materials	4.9
Short-Term Investment	0.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date*	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	14.02%	29.21%	14.80%	8.18%	8.55%
Class A17	12/21/2009	13.84%	28.78%	14.38%	7.90%	8.28%
Class C17	12/21/2009	13.35%	27.77%	13.51%	7.31%	7.71%
With Sales Charge
Class A17		7.31%	21.37%	13.03%	7.26%	7.66%
Class C17		12.35%	26.77%	13.51%	7.31%	7.71%
Index
S&P 500® Index[1,15]		10.01%	24.98%	14.01%	7.62%	7.73%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.76%, 1.11% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a –0.82% total return for the six months ended February 28, 2017, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a –0.72% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a weak start, the U.S. stock market rallied sharply and generated strong results during the reporting period. After treading water in September, stocks declined in October amid mixed corporate profit results and uncertainties surrounding the November elections. The market then moved sharply higher over the last four months of the period. This turnaround was primarily driven by expectations for improving growth and rising corporate profits in the Trump administration. The overall U.S. stock market, as measured by the S&P 500® Index, rose 10.01% for the six-month period. Comparatively, real estate investment trusts (REITs) posted weak results during the period. REITs were dragged down over the first half of the period given rising interest rates and a rotation to non-dividend paying stocks. However, much of these losses were recouped over the second half of the period as investor demand improved.

Stock selection was beneficial for relative performance during the reporting period. Contributing the most to results were our holdings in the Lodging/Resorts, Diversified and Apartments sectors. Marriott International, Inc., a Lodging/Resort company, Vornado Realty Trust, a Diversified REIT and Weyerhaeuser Company, a Timber REIT, were the largest contributors to absolute performance. The sectors that detracted the most from the Fund's results from a stock selection perspective were Specialty, Shopping Centers and Industrial. Several individual holdings were also negative for results, including Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, Kimco Realty Corp., a Shopping Center REIT and Ventas, Inc., a Health Care REIT.

Sector positioning, overall, modestly contributed to the Fund's performance during the reporting period. On the upside, overweights to Single Family Homes and Real Estate Operating Companies (non-REIT real estate-related securities), along with an underweight to Health Care, were the most beneficial for performance. Conversely, an underweight to Specialty, an overweight to Infrastructure REITs, an overweight to Shopping Centers and an underweight to Diversified were among the largest negatives for results.

The U.S. economy proved to be fairly resilient in 2016 despite a number of global headwinds. We anticipate seeing continued modest economic growth in 2017. Turning to the Federal Reserve, after its rate move in December 2016, it will likely take a measured approach in terms of further rate hikes. Since the U.S. Presidential election, interest rates have moved higher on expectations for improved economic growth. In our view, rising business and consumer confidence, potential fiscal stimulus and modest inflation should be supportive for the U.S. commercial property market. We believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well. We are focused on companies with management teams that can capitalize on pricing differences between the public and private real estate markets. While the full implications of a Trump Presidency and Republican controlled Congress remain uncertain we are closely monitoring potential legislation that could impact the real estate market.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.1%
Data Centers	6.3
Diversified	3.9
Free Standing	2.1
Health Care	9.0
Industrial	4.8
Infrastructure	9.3
Lodging/Resorts	3.2
Manufactured Homes	2.0
Office	12.0
Real Estate Operating Companies	2.0
Regional Malls	10.3
Self Storage	6.3
Shopping Centers	6.4
Single Family Homes	4.3
Specialty	1.5
Timber	3.9
Short-Term Investment	0.6
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–0.82%	14.68%	9.39%	5.09%	11.40%
Institutional Class[6]	06/04/2008	–0.79%	14.85%	9.58%	5.26%	11.53%
Class A14	06/21/2010	–0.91%	14.49%	9.21%	4.97%	11.32%
Class C14	06/21/2010	–1.25%	13.67%	8.40%	4.44%	10.94%
Class R3[14]	06/21/2010	–1.05%	14.14%	8.92%	4.78%	11.19%
Class R6[24]	03/15/2013	–0.68%	14.95%	9.63%	5.20%	11.49%
With Sales Charge
Class A14		–6.59%	7.87%	7.92%	4.35%	10.87%
Class C14		–2.12%	12.68%	8.40%	4.44%	10.94%
Index
FTSE NAREIT All Equity REITs Index[1,15]		–0.72%	17.81%	11.72%	4.89%	10.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.41%, 1.05%, 1.42%, 2.18%, 1.68% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated an 11.68% total return for the six months ended February 28, 2017, ahead of its benchmark, the Russell 2000® Growth Index, which returned 9.39% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months were largely defined by all things Trump, from the last stages of a highly contentious election, his unexpected victory and finally to his unconventional and unpredictable approach to governing. For investors, of equal improbability has likely been the sustained post-election market surge, which has largely ignored the shock of the unanticipated and a rising tide of uncertainty to keep rolling to new highs. While one can certainly question whether this market has turned a blind eye to legitimate macro-level concerns, there are unquestionably key positives underpinning this rally, such as continued broadly net positive economic indicators and reasonably good top- and bottom-line results from companies. Boosted by a now clearer path to sustained monetary tightening and the economic vote of confidence that it represents, we also saw signs of a shift in the capital allocation process as companies appear to be dialing back their financial reallocations, away from dividend and share repurchase programs, and shifting more capital towards growth-oriented initiatives aimed at improving business efficiency and competitive positioning. We view these trends as positive for economic development, growth and our style of investing.

For the period on average, the portfolio was overweighted in Health Care, Information Technology (IT), Energy, Financials and Industrials and underweighted in Real Estate, Materials, Consumer Staples, Telecommunication Services and Utilities. Strong stock selection within Health Care, along with positive contributions from our Industrials and Financials names, offset weakness within IT, Energy and Consumer Staples. Our allocation decisions proved fairly neutral as our underweight to Real Estate offset the negative effect of our underexposure to the Materials sector. Drilling down to our holdings, Exelixis, Inc. was the top performing holding, while Paylocity Holding Corporation was the leading detractor. Exelixis, a biopharmaceutical company engaged in developing and commercializing small molecule therapies for the treatment of cancer, was rewarded for continued strong execution and their attractive new development pipeline. Paylocity, a cloud-based provider of payroll and human capital management software solutions aimed at enabling medium-sized organizations to better manage their workforce, was negatively impacted by uncertainty around the future of the Affordable Care Act and what effect that could have on enrollment/participation growth rates. (Paylocity was sold during the period.)

While this new political reality makes for exceedingly good theater, we intend to remain focused on actual economic results, policy that actually becomes law, identifying underappreciated catalysts and corporate fundamentals. With 2017 earnings trending higher, we remain cautiously optimistic towards this highly resilient market, but with the caveat that we believe there are expectations for a Republican-controlled government and a failure to deliver in the sentiment-boosting areas of tax reform, deregulation and infrastructure spending could cause this bull to pause or take a step back. However, if this administration can find its footing and work with Congress to begin delivering on their promised legislative agenda, potentially boosting business and consumer confidence along the way, the opportunity is there to unlock 8+ post-financial crisis years of pent-up demand, which in turn could potentially expand economic growth and extend this rally.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.4%
Consumer Staples	1.3
Energy	2.4
Financials	7.2
Health Care	25.2
Industrials	16.8
Information Technology	22.8
Materials	3.3
Real Estate	0.6
Short-Term Investment	7.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	11.68%	36.54%	10.44%	6.39%	8.41%
Trust Class[3]	11/03/1998	11.59%	36.30%	10.25%	6.18%	8.27%
Advisor Class[4]	05/03/2002	11.49%	36.14%	10.10%	6.00%	8.17%
Institutional Class[5]	04/01/2008	11.82%	36.98%	10.79%	6.65%	8.56%
Class A19	05/27/2009	11.62%	36.48%	10.38%	6.31%	8.37%
Class C19	05/27/2009	11.19%	35.43%	9.57%	5.69%	8.03%
Class R3[16]	05/27/2009	11.51%	36.09%	10.13%	6.10%	8.26%
With Sales Charge
Class A19		5.20%	28.65%	9.09%	5.68%	8.02%
Class C19		10.19%	34.43%	9.57%	5.69%	8.03%
Index
Russell 2000® Growth Index[1,15]		9.39%	30.91%	12.29%	8.03%	7.77%
Russell 2000® Index[1,15]		12.61%	36.11%	12.89%	7.22%	9.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.87%, 1.94%, 2.09%, 1.55%, 1.95%, 2.68% and 2.25% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.41%, 1.61%, 0.90%, 1.26%, 2.01% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class reported returns of 9.99% for the six months ended February 28, 2017, underperforming the 10.01% return of the S&P 500® Index for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As this period began, U.S. markets were volatile—as they had been throughout most of 2016. Post November's U.S. election, however, markets rebounded, reflecting continued confidence in the resilience of the U.S. economy and incrementally positive expectations of potential tax reform, regulatory relief and infrastructure spending.

The Fund's absolute performance was driven primarily by Financials holdings including Progressive Corporation, JPMorgan Chase, U.S. Bancorp, and American Express. Texas Instruments was also a top contributor. We believe these are responsibly run, well managed businesses.

Underperformers included Cimarex Energy, Gildan Activewear, Medtronic and Newell Brands and EQT Corporation—a newer holding. Some of these stocks had been strong performers with a recent weakness, in our opinion, generally on transitory concerns.

We used this period's early volatility to add names to the portfolio that met our quality and sustainability requirements, i.e. leadership in Environmental, Social and Governance ("ESG") practices, at attractive prices. Additions included EQT, Kroger, AmerisourceBergen, Novozymes, Comcast and Cognizant Technology Solutions. We believe that longer term, each of these businesses is positioned to outperform its peers and competitors. We sold holdings we considered fully valued. Sales included TJX Companies, Abbott Laboratories, BorgWarner, Fortive, Praxair, NOW Inc. and Level 3 Communications. Conviction in the ability of these businesses to grow at an advantage to their peers is reflected in position sizes with the top ten contributors contributing over 60% of the portfolio return for the period.

Looking ahead, we anticipate the slow and positive growth trend in the U.S. to continue, based on ongoing strength in consumer spending, strengthening in oil and commodities prices, and a smaller headwind from the strong dollar than we saw in 2014 and 2015. We also believe the Federal Reserve will continue to be measured in raising rates and supportive of growth.

Our primary concerns are geopolitical including volatility in the Middle East, the foreign policy gulf between Russia and the West, the rise of populist parties in Europe, and the uncertainty created by the Brexit. Further, the lack of transparency into policy actions in China raises the risk of unintended consequences as the government there struggles to strike a balance between curbing excessive speculation and sustainable long-term growth. Domestically, the lack of clarity on the new administration's trade and economic policies may also create volatility.

We believe the operating characteristics of the businesses we own can translate top-line growth in the low- to mid-single digits into stronger, advantaged bottom-line growth in a variety of economic environments. Absent an exogenous shock, our outlook is for continued slow growth for the global economy, but we believe our portfolio holdings also have the balance sheet strength and free cash flow generation that could enable them to weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

To read more on how we integrate sustainability issues into our investment process, please visit our SRI web site, Socially Responsive Investing, at http://www.nb.com/sri/.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.4%
Consumer Staples	5.8
Energy	8.8
Financials	15.6
Health Care	16.5
Industrials	13.2
Information Technology	22.2
Materials	2.4
Telecommunication Services	2.4
Utilities	1.7
Short-Term Investments	1.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	9.99%	24.58%	12.92%	7.28%	9.29%
Trust Class[3]	03/03/1997	9.92%	24.32%	12.72%	7.09%	9.12%
Institutional Class[5]	11/28/2007	10.11%	24.81%	13.13%	7.46%	9.37%
Class A19	05/27/2009	9.93%	24.37%	12.70%	7.13%	9.23%
Class C19	05/27/2009	9.51%	23.39%	11.86%	6.50%	8.95%
Class R3[16]	05/27/2009	9.73%	23.99%	12.43%	6.92%	9.13%
Class R6[23]	03/15/2013	10.15%	24.88%	13.14%	7.38%	9.34%
With Sales Charge
Class A19		3.61%	17.20%	11.37%	6.49%	8.94%
Class C19		8.51%	22.39%	11.86%	6.50%	8.95%
Index
S&P 500® Index[1,15]		10.01%	24.98%	14.01%	7.62%	9.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.86%, 1.03%, 0.68%, 1.05%, 1.79%, 1.29% and 0.61% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class generated a 12.73% total return for the six months ended February 28, 2017, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 11.07% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market soared during the past six months due to rising optimism for a more business-friendly political environment as well as signs of a strengthening economy both at home and abroad. Early in the period, concerns about interest rate hikes in the U.S. and tightening monetary policies elsewhere led to some volatility in stocks. Uncertainty over the U.S. presidential election also caused the market to waver. Equities rebounded, however, and gained momentum after the Trump victory. Trump's promises to cut taxes, increase fiscal spending and soften regulatory oversight helped push the market to record levels. In addition oil and other commodities rose during this time, and although the U.S. Federal Reserve (Fed) raised interest rates in December and took a more hawkish tone later in the period, investors seemed to focus instead on the solid economic picture and healthy corporate profits.

Sector performance within the Index was largely positive with Financials the strongest returning area of the Index. Other cyclical areas such as Industrials, Information Technology (IT) and Materials also outperformed. The Energy sector lagged the overall Index, as did the more defensive segments such as Consumer Staples, Health Care, Telecommunication Services and Utilities.

The upside to Fund performance relative to the Index was driven mainly by Financials, and particularly our heavy exposure to bank stocks, which benefited from a rising interest rate environment as well as the prospect of lighter financial restrictions for the industry. Positive stock selection in IT also boosted relative performance. This was in large part due to data storage company, Western Digital, whose stock is being rewarded for the Company's strong sales growth and successful cost-cutting initiatives. On the downside, the Fund lost the most ground in Consumer Discretionary due primarily to Ralph Lauren (RL). RL shares dropped on disappointing earnings results alongside other multi-national retailers as they faced challenges that included the possibility of an import tariff as well as a rising U.S. dollar (RL was sold after the period). The Materials sector further detracted from relative performance owing to gold producer Newmont Mining Corp., which declined due to a fall in gold prices during the period.

Although the macro factors that have fueled the recent rise in stocks could continue to lift the market going forward, we believe that in light of the stock market's rapid ascent caution is prudent at this time. If Trump's anticipated policy changes disappoint investors in terms of timing or magnitude, we could see a reversal in equities. In addition, the Fed is pointing to a more aggressive tightening path and it remains to be seen what effect this will have on the economy and the stock market. We are also seeing rising geopolitical risks in Europe with the upcoming elections in France and Germany later this year. The myriad of external influences on the equity market is impossible to predict however, so we continue to focus our efforts on investing from the bottom up. We continue to find opportunities across the equities markets where we feel we can earn attractive risk adjusted returns. Our strategy remains uncovering underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, and we believe that this approach is fundamental to creating a portfolio that can generate favorable risk adjusted returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.9%
Consumer Staples	6.7
Energy	8.7
Financials	32.3
Health Care	9.9
Industrials	10.8
Information Technology	2.8
Materials	7.0
Telecommunication Services	2.4
Utilities	2.8
Short-Term Investment	9.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,9

		Six Month	Average Annual Total Return Ended 02/28/2017
	Inception Date*	Period Ended 02/28/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	12.73%	39.42%	12.83%	8.02%	8.21%
Class A20	03/02/2011	12.55%	38.87%	12.38%	7.77%	7.97%
Class C20	03/02/2011	12.10%	37.92%	11.56%	7.29%	7.51%
With Sales Charge
Class A20		6.10%	30.91%	11.05%	7.14%	7.35%
Class C20		11.10%	36.92%	11.56%	7.29%	7.51%
Index
Russell 1000® Value Index[1,15]		11.07%	29.13%	14.02%	6.20%	6.49%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.69%, 3.08% and 3.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 48 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund is relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, December 2016, January 2010 and April 2013, respectively which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

25  Neuberger Berman Group LLC ("NBG LLC"), the parent company of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"), the investment manager to the Neuberger Berman Greater China Equity Fund (the

Endnotes (cont'd)

"Fund"), has announced that the Neuberger Berman Greater China Investment Team (the "GCI Team"), which includes Frank Yao and Lihui Tang, the portfolio managers to the Fund, will establish an independent business, Green Court Capital Management Limited ("Green Court"). NBIA believes it would be in the Fund's best interest to ensure continuity of management for the Fund and retain Green Court as a new sub-adviser to the Fund.

  NBG LLC will retain an ongoing passive minority ownership stake in Green Court. Other than NBG LLC, all equity in Green Court will be owned by the GCI Team's professionals. As part of the transaction, all of the GCI Team's investment professionals, comprising portfolio managers Frank Yao and Lihui Tang, its research analysts and traders will move over to the new entity in the transition. There will be no change to the GCI Team's investment philosophy and process, including that used for the management of the Fund. The transition for the Fund is designed to be as seamless as possible.

  The transaction is targeted to be effective in the second quarter of 2017. It is expected that a transfer of the Sub-Advisory Agreement between NBIA and Neuberger Berman Asia Limited with respect to the Fund (the "Current Sub-Advisory Agreement") would constitute an "assignment" which, by law, would automatically terminate the Current Sub-Advisory Agreement. Accordingly, the Fund's Board of Trustees (the "Board") considered and approved a new sub-advisory agreement between NBIA and Green Court (the "New Sub-Advisory Agreement"). The nature and level of the services provided under the New Sub-Advisory Agreement are expected to be the same as under the Current Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

  As disclosed in the Fund's Prospectus, NBIA has obtained an exemptive order from the Securities and Exchange Commission that permits NBIA to engage an unaffiliated subadviser and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Following approval of the New Sub-Advisory Agreement by the Board and completion of the transaction, the Fund's shareholders will be sent an information statement that contains additional information about Green Court and the New Sub-Advisory Agreement.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC. Following the consolidation, the investment professionals of NBM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA / NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Starting December 1, 2015, MSCI began including U.S.-listed China stocks in the index. The index does not include China A-shares. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.) Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI EAFE Small Cap Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(1)
	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17	Expense Ratio	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,127.70	$3.64	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,125.40	$5.53	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,122.50	$9.47	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R6	$1,000.00	$1,128.10	$3.27	0.62%	$1,000.00	$1,021.72	$3.11	0.62%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,045.50	$6.39	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class A	$1,000.00	$1,044.60	$7.65	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,041.00	$11.44	2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Class R3	$1,000.00	$1,042.40	$9.72	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R6	$1,000.00	$1,046.10	$6.04	1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Equity Income Fund
Institutional Class	$1,000.00	$1,074.40	$3.55	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,072.70	$5.45	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$1,068.30	$9.28	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$1,071.30	$6.88	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Focus Fund
Investor Class	$1,000.00	$1,083.10	$4.70	0.91%	$1,000.00	$1,020.28	$4.56	0.91%
Trust Class	$1,000.00	$1,082.30	$5.63	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,081.60	$6.19	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,084.20	$3.93	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class A	$1,000.00	$1,081.70	$5.78	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,078.20	$9.64	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Genesis Fund
Investor Class	$1,000.00	$1,103.50	$5.27	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Trust Class	$1,000.00	$1,103.10	$5.63	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Advisor Class	$1,000.00	$1,101.50	$7.09	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Institutional Class	$1,000.00	$1,104.40	$4.44	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class R6	$1,000.00	$1,104.90	$4.07	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,037.10	$4.90	0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Class A	$1,000.00	$1,034.90	$6.81	1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Class C	$1,000.00	$1,031.60	$10.58	2.10%	$1,000.00	$1,014.38	$10.49	2.10%
Global Real Estate Fund
Institutional Class	$1,000.00	$981.10	$4.91	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$979.60	$6.68	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$976.40	$10.34	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,036.00	$7.62	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class A	$1,000.00	$1,034.20	$9.43	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class C	$1,000.00	$1,030.20	$13.19	2.62%	$1,000.00	$1,011.80	$13.07	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,091.50	$4.62	0.89%	$1,000.00	$1,020.38	$4.46	0.89%
Trust Class	$1,000.00	$1,091.00	$5.34	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Advisor Class	$1,000.00	$1,091.80	$5.39	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,092.20	$3.74	0.72%	$1,000.00	$1,021.22	$3.61	0.72%
Class A	$1,000.00	$1,090.00	$5.65	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,086.80	$9.57	1.85%	$1,000.00	$1,015.62	$9.25	1.85%
Class R3	$1,000.00	$1,089.00	$7.04	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Expense Example (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(1)
	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17		Expense Ratio	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,021.20	$5.31		1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Trust Class	$1,000.00	$1,020.60	$5.51		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class	$1,000.00	$1,018.20	$4.30		0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$1,016.40	$6.10		1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,012.90	$9.83		1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R6	$1,000.00	$1,018.00	$3.85		0.77%	$1,000.00	$1,020.98	$3.86	0.77%
International Select Fund
Trust Class	$1,000.00	$1,006.00	$6.02		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Institutional Class	$1,000.00	$1,008.90	$4.28		0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$1,006.10	$6.02		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,002.70	$9.78		1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$1,005.50	$7.31		1.47%	$1,000.00	$1,017.50	$7.35	1.47%
International Small Cap Fund
Institutional Class	$1,000.00	$1,094.00	$2.50	(3)	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class A	$1,000.00	$1,093.00	$3.36	(3)	1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Class C	$1,000.00	$1,092.00	$5.14	(3)	2.16%	$1,000.00	$1,014.08	$10.79	2.16%
Class R6	$1,000.00	$1,095.00	$2.33	(3)	0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,111.70	$5.29		1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class A	$1,000.00	$1,110.10	$7.17		1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class C	$1,000.00	$1,105.90	$11.07		2.12%	$1,000.00	$1,014.28	$10.59	2.12%
Large Cap Value Fund
Investor Class	$1,000.00	$1,126.60	$4.53		0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Trust Class	$1,000.00	$1,126.10	$5.11		0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Advisor Class	$1,000.00	$1,125.30	$6.22		1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Institutional Class	$1,000.00	$1,127.30	$3.64		0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,125.40	$5.64		1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,121.90	$9.58		1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$1,124.20	$7.16		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,079.80	$4.69		0.91%	$1,000.00	$1,020.28	$4.56	0.91%
Trust Class	$1,000.00	$1,079.70	$5.00		0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Advisor Class	$1,000.00	$1,078.50	$6.39		1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Institutional Class	$1,000.00	$1,080.90	$3.77		0.73%	$1,000.00	$1,021.17	$3.66	0.73%
Class A	$1,000.00	$1,079.00	$5.77		1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,075.10	$9.62		1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class R3	$1,000.00	$1,077.60	$7.06		1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class R6	$1,000.00	$1,081.40	$3.41		0.66%	$1,000.00	$1,021.52	$3.31	0.66%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,128.50	$5.28		1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Trust Class	$1,000.00	$1,127.00	$6.59		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,129.60	$4.49		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,127.30	$6.43		1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,123.00	$10.37		1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$1,125.80	$7.75		1.47%	$1,000.00	$1,017.50	$7.35	1.47%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,140.20	$4.03		0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class A	$1,000.00	$1,138.40	$5.94		1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,133.50	$9.79		1.85%	$1,000.00	$1,015.62	$9.25	1.85%

Expense Example (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(1)
	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17	Expense Ratio	Beginning Account Value 9/1/16	Ending Account Value 2/28/17	Expenses Paid During the Period(2) 9/1/16 - 2/28/17	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$991.80	$5.19	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class	$1,000.00	$992.10	$4.25	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$990.90	$6.02	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$987.50	$9.71	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$989.50	$7.25	1.47%	$1,000.00	$1,017.50	$7.35	1.47%
Class R6	$1,000.00	$993.20	$3.90	0.79%	$1,000.00	$1,020.88	$3.96	0.79%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,116.80	$6.25	1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Trust Class	$1,000.00	$1,115.90	$7.19	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Advisor Class	$1,000.00	$1,114.90	$7.92	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Institutional Class	$1,000.00	$1,118.20	$4.78	0.91%	$1,000.00	$1,020.28	$4.56	0.91%
Class A	$1,000.00	$1,116.20	$6.66	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Class C	$1,000.00	$1,111.90	$10.58	2.02%	$1,000.00	$1,014.78	$10.09	2.02%
Class R3	$1,000.00	$1,115.10	$7.97	1.52%	$1,000.00	$1,017.26	$7.60	1.52%
Socially Responsive Fund
Investor Class	$1,000.00	$1,099.90	$4.37	0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Trust Class	$1,000.00	$1,099.20	$5.20	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class	$1,000.00	$1,101.10	$3.49	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class A	$1,000.00	$1,099.30	$5.41	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class C	$1,000.00	$1,095.10	$9.30	1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Class R3	$1,000.00	$1,097.30	$6.71	1.29%	$1,000.00	$1,018.40	$6.46	1.29%
Class R6	$1,000.00	$1,101.50	$3.13	0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Value Fund
Institutional Class	$1,000.00	$1,127.30	$3.69	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,125.50	$5.69	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,121.00	$9.57	1.82%	$1,000.00	$1,015.77	$9.10	1.82%

(1)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 83/365 (to reflect the period shown of December 8, 2016 (Commencement of Operations) to February 28, 2017.

Schedule of Investments Dividend Growth Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 87.1%
Aerospace & Defense 3.4%
General Dynamics Corp.	3,175	$602
Raytheon Co.	2,950	455
		1,057
Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	3,250	344
Banks 8.1%
Citizens Financial Group, Inc.	18,700	699
Comerica, Inc.	8,400	599
JPMorgan Chase & Co.	7,550	684
PNC Financial Services Group, Inc.	4,100	521
		2,503
Building Products 1.3%
Johnson Controls International PLC	9,689	406
Communications Equipment 1.7%
Cisco Systems, Inc.	14,950	511
Consumer Finance 1.8%
Synchrony Financial	14,975	543
Containers & Packaging 2.0%
Packaging Corp. of America	6,800	629
Diversified Telecommunication Services 1.1%
Frontier Communications Corp.	117,500	344
Electric Utilities 1.3%
Exelon Corp.	11,150	409
Electrical Equipment 1.5%
Hubbell, Inc.	4,000	474
Electronic Equipment, Instruments & Components 3.3%
CDW Corp.	7,750	456
TE Connectivity Ltd.	7,300	544
		1,000
Energy Equipment & Services 1.1%
Schlumberger Ltd.	4,125	332
Equity Real Estate Investment Trusts 2.8%
American Tower Corp.	4,000	459
Parkway, Inc.	18,500	388
		847
	Number of Shares	Value (000's)
Food Products 6.3%
Bunge Ltd.	8,150	$667
Conagra Brands, Inc.	9,700	400
Mondelez International, Inc. Class A	8,850	389
Pinnacle Foods, Inc.	8,550	488
		1,944
Health Care Providers & Services 1.2%
Express Scripts Holding Co.*	5,100	360
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	9,700	543
Household Durables 1.7%
Whirlpool Corp.	2,950	527
Insurance 3.9%
Chubb Ltd.	3,975	549
MetLife, Inc.	12,200	640
		1,189
IT Services 3.6%
Automatic Data Processing, Inc.	5,075	521
Leidos Holdings, Inc.	11,100	591
		1,112
Machinery 1.1%
Kennametal Inc.	9,100	338
Media 1.8%
Comcast Corp. Class A	15,000	561
Metals & Mining 5.3%
Lundin Mining Corp.*	97,150	585
Rio Tinto PLC ADR	10,000	415
Royal Gold, Inc.	9,400	621
		1,621
Oil, Gas & Consumable Fuels 6.8%
Devon Energy Corp.	13,900	603
EOG Resources, Inc.	5,950	577
Noble Energy, Inc.	14,000	510
Suncor Energy, Inc.	12,850	402
		2,092
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.	8,600	488
Eli Lilly & Co.	6,500	538
		1,026
	Number of Shares	Value (000's)
Road & Rail 2.4%
CSX Corp.	15,150	$736
Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	16,050	581
Maxim Integrated Products, Inc.	12,800	567
QUALCOMM, Inc.	7,200	407
		1,555
Software 3.6%
Microsoft Corp.	9,150	585
Oracle Corp.	12,350	526
		1,111
Specialty Retail 1.1%
Williams-Sonoma, Inc.	7,100	345
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	4,375	600
Western Digital Corp.	7,600	584
		1,184
Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.	15,650	596
Tobacco 2.0%
British American Tobacco PLC	9,600	605
Total Common Stocks (Cost $22,844)		26,844
Preferred Stock 2.5%
Pharmaceuticals 2.5%
Allergan PLC, Ser. A, 5.50% (Cost $647)	895	768
Short-Term Investment 10.1%
Investment Company 10.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a) (Cost $3,128)	3,128,052	3,128
Total Investments 99.7% (Cost $26,619)		30,740
Other Assets Less Liabilities 0.3%		93
Net Assets 100.0%		$30,833

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$26,844	$—	$—	$26,844
Preferred Stock(a)	768	—	—	768
Short-Term Investment	—	3,128	—	3,128
Total Investments	$27,612	$3,128	$—	$30,740

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 93.5%
Brazil 7.5%
AMBEV SA ADR	914,400	$5,203
BM& FBOVESPA SA	996,800	6,073
CCR SA	428,100	2,479
Cielo SA	536,208	4,682
Energisa SA	539,900	3,917
Hypermarcas SA	307,100	2,666
Itau Unibanco Holding SA, Preference Shares	1,003,067	12,845
Kroton Educacional SA	964,300	4,226
		42,091
Chile 1.0%
SACI Falabella	704,820	5,704
China 20.0%
Alibaba Group Holding Ltd. ADR*	52,700	5,423
Baidu, Inc. ADR*	48,900	8,515
Beijing Enterprises Holdings Ltd.	888,400	4,646
Changyou.com Ltd. ADR*	167,700	4,632
China Everbright International Ltd.	6,821,900	8,841
China Life Insurance Co. Ltd., H Shares	382,900	1,167
China Medical System Holdings Ltd.	3,161,800	5,148
China Mobile Ltd.	953,000	10,509
China State Construction International Holdings Ltd.	3,471,400	5,679
China Vanke Co. Ltd., H Shares	1,498,123	3,763
CNOOC Ltd.	3,944,600	4,665
Industrial & Commercial Bank of China Ltd., H Shares	16,924,400	11,097
PICC Property & Casualty Co. Ltd., H Shares	2,240,700	3,423
Ping An Insurance Group Co. of China Ltd., H Shares	1,304,400	6,956
Sunny Optical Technology Group Co. Ltd.	1,127,400	7,254
	Number of Shares	Value (000's)
Tencent Holdings Ltd.	770,000	$20,532
		112,250
Czech Republic 0.8%
Komercni Banka A/S	127,840	4,597
Hong Kong 2.7%
AIA Group Ltd.	748,800	4,731
Galaxy Entertainment Group Ltd.	535,200	2,565
Haier Electronics Group Co. Ltd.	2,607,700	4,797
Sino Biopharmaceutical Ltd.	3,526,200	3,043
		15,136
India 10.0%
Cairn India Ltd.	1,378,310	5,867
Cummins India Ltd.	434,513	5,770
Dabur India Ltd.	995,149	4,122
Dewan Housing Finance Corp. Ltd.	981,346	4,891
Glenmark Pharmaceuticals Ltd.	327,130	4,526
HDFC Bank Ltd. ADR	66,800	4,789
Housing Development Finance Corp. Ltd.	246,680	5,069
ITC Ltd.	679,530	2,662
L&T Technology Services Ltd.(a)	96,000	1,112
Parag Milk Foods Ltd.*(a)	663,279	2,235
PNB Housing Finance Ltd.*(a)	208,244	3,340
Power Grid Corp. of India Ltd.	2,003,949	5,780
Prestige Estates Projects Ltd.	997,845	2,543
SH Kelkar & Co. Ltd.(a)	706,370	3,151
		55,857
Indonesia 3.3%
PT AKR Corporindo Tbk	4,153,300	1,978
PT Bank Negara Indonesia Persero Tbk	12,695,300	5,950
	Number of Shares	Value (000's)
PT Gudang Garam Tbk	932,000	$4,602
PT Matahari Department Store Tbk	3,316,400	3,394
PT Sumber Alfaria Trijaya Tbk	56,636,000	2,314
		18,238
Jordan 0.6%
Hikma Pharmaceuticals PLC	126,900	3,386
Korea 14.1%
Amorepacific Corp.	5,310	1,414
Com2uS Corp.	43,536	4,216
Coway Co. Ltd.	114,330	9,049
Hyundai Motor Co.	26,700	3,530
Kangwon Land, Inc.*	152,400	4,764
LG Chem Ltd.	32,085	8,030
NAVER Corp.	9,070	6,225
Orion Corp.	9,090	5,740
Samsung Electronics Co. Ltd.	12,995	22,088
SFA Engineering Corp.	77,562	4,452
SK Hynix, Inc.	228,575	9,440
		78,948
Malaysia 0.6%
Inari Amertron Bhd	8,099,950	3,484
Mexico 5.1%
Corp. Inmobiliaria Vesta SAB de CV	2,749,500	3,366
Fomento Economico Mexicano SAB de CV	705,400	5,687
Grupo Financiero Banorte SAB de CV, O Shares	1,037,000	5,160
Grupo GICSA SA de CV*	3,150,000	1,739
Grupo Mexico SAB de CV Series B	1,928,800	5,844
Infraestructura Energetica Nova SAB de CV	999,700	4,282

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Unifin Financiera SAPI de CV	1,057,000	$2,391
		28,469
Peru 0.8%
Credicorp Ltd.	26,600	4,379
Philippines 3.1%
Ayala Corp.	251,080	3,940
Metropolitan Bank & Trust Co.	2,980,110	4,807
Pilipinas Shell Petroleum Corp.*	2,459,890	3,821
SM Investments Corp.	161,400	2,131
Universal Robina Corp.	837,960	2,670
		17,369
Russia 4.6%
Detsky Mir PJSC(a)(b)	1,780,700	2,592
LUKOIL PJSC ADR	103,565	5,476
LUKOIL PJSC ADR	78,985	4,186
Magnit PJSC(b)	30,680	4,803
X5 Retail Group NV GDR*	279,825	8,479
		25,536
South Africa 6.5%
Alexander Forbes Group Holdings Ltd.	4,819,100	2,568
Bid Corp. Ltd.	265,579	5,324
FirstRand Ltd.	1,648,265	6,247
JSE Ltd.	349,415	4,337
	Number of Shares	Value (000's)
Life Healthcare Group Holdings Ltd.	2,212,300	$5,651
Naspers Ltd., N Shares	52,220	8,351
Sasol Ltd.	133,065	3,784
		36,262
Taiwan, Province of China 9.8%
Accton Technology Corp.	3,218,400	5,929
Advanced Ceramic X Corp.	396,800	4,130
Delta Electronics, Inc.	1,075,200	5,982
Elite Material Co. Ltd.	886,600	3,246
eMemory Technology, Inc.	355,900	5,095
Hu Lane Associate, Inc.	606,900	3,012
Kingpak Technology, Inc.	458,048	3,370
MediaTek, Inc.	601,200	4,381
Parade Technologies Ltd.	525,400	5,569
Taiwan Semiconductor Manufacturing Co. Ltd.	2,350,739	14,402
		55,116
	Number of Shares	Value (000's)
Thailand 0.9%
Bangkok Dusit Medical Services PCL(b)	3,637,800	$2,095
CP ALL PCL (b)	1,811,800	3,114
		5,209
Turkey 2.1%
Akbank TAS	1,741,835	4,159
Tofas Turk Otomobil Fabrikasi A/S	504,835	3,771
Ulker Biskuvi Sanayi A/S	699,250	3,549
		11,479
Total Common Stocks (Cost $456,878)		523,510
Short-Term Investment 5.8%
Investment Company 5.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(c) (Cost $32,618)	32,617,891	32,618
Total Investments 99.3% (Cost $489,496)		556,128
Other Assets Less Liabilities 0.7%		3,996
Net Assets 100.0%		$560,124

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $12,430,000 or 2.2% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at February 28, 2017 amounted to approximately $12,604,000, which represents approximately 2.3% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2017.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Brazil	$5,203	$36,888	$—	$42,091
Russia	18,141	7,395	—	25,536
Taiwan	—	55,116	—	55,116
Thailand	—	5,209	—	5,209
Other Common Stocks(a)	395,558	—	—	395,558
Total Common Stocks	418,902	104,608	—	523,510
Short-Term Investment	—	32,618	—	32,618
Total Investments	$418,902	$137,226	$—	$556,128

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2017, certain securities were transferred from one level (as of August 31, 2016) to another. Based on beginning of period market values as of September 1, 2016, approximately $57,953,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2017, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date. In addition, approximately $5,627,000 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of February 28, 2017. These securities had been categorized as Level 2 as of August 31, 2016, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$57,783	10.3%
Internet Software & Services	40,695	7.3%
Semiconductors & Semiconductor Equipment	38,887	6.9%
Electronic Equipment, Instruments & Components	27,788	5.0%
Food & Staples Retailing	24,034	4.3%
Oil, Gas & Consumable Fuels	24,015	4.3%
Technology Hardware, Storage & Peripherals	22,088	3.9%
Pharmaceuticals	18,769	3.4%
Insurance	16,277	2.9%
Chemicals	14,965	2.7%
Food Products	14,194	2.5%
Household Durables	13,846	2.5%
Thrifts & Mortgage Finance	13,300	2.4%
Diversified Financial Services	12,755	2.3%
Real Estate Management & Development	11,411	2.0%
Beverages	10,890	1.9%
Wireless Telecommunication Services	10,509	1.9%
Capital Markets	10,410	1.9%
Communications Equipment	10,059	1.8%
Electric Utilities	9,697	1.7%
Multiline Retail	9,098	1.6%
Software	8,848	1.6%
Commercial Services & Supplies	8,841	1.6%
Media	8,351	1.5%
Health Care Providers & Services	7,746	1.4%
Hotels, Restaurants & Leisure	7,329	1.3%
Automobiles	7,301	1.3%
Tobacco	7,264	1.3%
Industrial Conglomerates	6,777	1.2%
Metals & Mining	5,844	1.0%
Machinery	5,770	1.0%
Construction & Engineering	5,679	1.0%
Personal Products	5,536	1.0%
IT Services	4,682	0.8%
Gas Utilities	4,282	0.8%
Diversified Consumer Services	4,226	0.8%
Auto Components	3,012	0.5%
Specialty Retail	2,592	0.5%
Transportation Infrastructure	2,479	0.4%
Consumer Finance	2,391	0.4%
Trading Companies & Distributors	1,978	0.4%
Professional Services	1,112	0.2%
Short-Term Investment and Other Assets—Net	36,614	6.5%
	$560,124	100.0%
See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 88.9%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	134,030	$35,730
Air Freight & Logistics 1.0%
United Parcel Service, Inc. Class B	158,100	16,721
Banks 8.7%
First Hawaiian, Inc.	1,044,350	33,085
JPMorgan Chase & Co.(a)	458,200	41,522
PNC Financial Services Group, Inc.	259,700	33,042
Umpqua Holdings Corp.	2,219,700	41,752
		149,401
Beverages 0.5%
Anheuser-Busch InBev NV ADR	85,000	9,307
Capital Markets 0.9%
Virtu Financial, Inc. Class A	919,700	15,957
Chemicals 1.5%
Agrium, Inc.	260,300	25,145
Communications Equipment 2.1%
Cisco Systems, Inc.(a)(b)	1,044,800	35,711
Containers & Packaging 1.7%
International Paper Co.(a)	568,700	29,970
Diversified Telecommunication Services 1.1%
AT&T, Inc.	433,500	18,116
Electric Utilities 6.1%
Edison International(a)	384,000	30,620
Exelon Corp.	954,000	35,022
NextEra Energy, Inc.	302,300	39,601
		105,243
Energy Equipment & Services 2.8%
Helmerich & Payne, Inc.	588,900	40,263
Schlumberger Ltd.	101,300	8,141
		48,404
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 17.9%
Blackstone Mortgage Trust, Inc. Class A	648,900	$20,207
Crown Castle International Corp.	191,500	17,911
DCT Industrial Trust, Inc.	549,200	26,274
Douglas Emmett, Inc.	742,600	29,956
EPR Properties	448,300	34,501
Equinix, Inc.(a)	66,700	25,084
Host Hotels & Resorts, Inc.	1,406,000	25,294
Iron Mountain, Inc.	1,005,500	36,550
Prologis, Inc.(a)	674,500	34,433
Starwood Property Trust, Inc.	892,300	20,398
Weyerhaeuser Co.	1,065,100	35,915
		306,523
Food Products 1.8%
Conagra Brands, Inc.(a)	731,000	30,124
Household Products 2.0%
Procter & Gamble Co.(a)	384,500	35,016
Industrial Conglomerates 1.5%
Siemens AG	198,000	25,759
Insurance 2.4%
MetLife, Inc.	772,700	40,520
IT Services 2.7%
Leidos Holdings, Inc.	381,507	20,334
Paychex, Inc.	424,400	26,067
		46,401
Media 2.4%
Regal Entertainment Group Class A	1,934,500	41,746
Metals & Mining 0.9%
Rio Tinto PLC ADR	369,300	15,333
Multi-Utilities 6.3%
Ameren Corp.(a)	670,300	36,659
Black Hills Corp.	297,300	19,289
DTE Energy Co.(a)	360,100	36,507
WEC Energy Group, Inc.	259,800	15,658
		108,113
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 4.4%
Occidental Petroleum Corp.	332,700	$21,809
ONEOK, Inc.	212,900	11,507
Suncor Energy, Inc.	1,335,300	41,835
		75,151
Pharmaceuticals 3.6%
Eli Lilly & Co.	253,000	20,951
GlaxoSmithKline PLC ADR	192,000	7,964
Johnson & Johnson	269,100	32,887
		61,802
Road & Rail 3.7%
CSX Corp.	520,000	25,251
Union Pacific Corp.	355,300	38,351
		63,602
Semiconductors & Semiconductor Equipment 3.7%
Maxim Integrated Products, Inc.	810,400	35,901
QUALCOMM, Inc.(a)	475,600	26,862
		62,763
Software 2.2%
Microsoft Corp.(a)	581,000	37,172
Specialty Retail 2.6%
Best Buy Co., Inc.	641,000	28,287
Williams-Sonoma, Inc.	330,826	16,075
		44,362
Technology Hardware, Storage & Peripherals 1.8%
Western Digital Corp.(a)	411,000	31,598
Transportation Infrastructure 0.5%
Sydney Airport	1,771,137	8,229
Total Common Stocks (Cost $1,261,570)		1,523,919
Preferred Stocks 3.0%
Oil, Gas & Consumable Fuels 1.0%
El Paso Energy Capital Trust I, 4.75%	350,000	17,535
Pharmaceuticals 2.0%
Allergan PLC, Ser. A, 5.50%	40,000	34,311
Total Preferred Stocks (Cost $47,272)		51,846

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

	Principal Amount	Value (000's)
Convertible Bonds 7.5%
Consumer Finance 0.5%
Encore Capital Group, Inc. Co., 3.25%, due 3/15/22	$8,940,000	$8,940
Equity Real Estate Investment Trusts 2.2%
Colony Starwood Homes, 3.50%, due 1/15/22(c)	2,600,000	2,699
Extra Space Storage LP, 3.13%, due 10/1/35(c)	33,260,000	35,193
		37,892
Insurance 0.5%
AmTrust Financial Services, Inc., 2.75%, due 12/15/44	10,050,000	7,990
Internet & Direct Marketing Retail 0.9%
Priceline Group, Inc., 0.90%, due 9/15/21	12,900,000	14,448
Internet Software & Services 1.4%
LinkedIn Corp., 0.50%, due 11/1/19	8,600,000	8,616
WebMD Health Corp., 2.63%, due 6/15/23(c)	14,810,000	14,107
Zillow Group, Inc., 2.00%, due 12/1/21(c)	1,740,000	1,732
		24,455
	Principal Amount	Value (000's)
Media 0.6%
Liberty Media Corp-Liberty Formula One, 1.00%, due 1/30/23(c)	$2,170,000	$2,260
Live Nation Entertainment, Inc., 2.50%, due 5/15/19	3,260,000	3,482
World Wrestling Entertainment, Inc., 3.38%, due 12/15/23(c)	4,340,000	4,592
		10,334
Oil Field Equipment & Services 0.1%
Ensco Jersey Finance Ltd., 3.00%, due 1/31/24(c)(d)	2,235,000	2,278
Oil, Gas & Consumable Fuels 0.5%
Golar LNG Ltd., 2.75%, due 2/15/22(c)	8,950,000	9,034
Software 0.8%
Nice Systems, Inc., 1.25%, due 1/15/24(c)	4,331,000	4,526
Verint Systems, Inc., 1.50%, due 6/1/21	8,700,000	8,249
		12,775
Total Convertible Bonds (Cost $123,533)		128,146
	Number of Shares	Value (000's)
Short-Term Investment 0.1%
Investment Company 0.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b)(e) (Cost $1,833)	1,832,717	$1,833
Total Investments 99.5% (Cost $1,434,208)		1,705,744
Other Assets Less Liabilities 0.5%(f)		9,369
Net Assets 100.0%		$1,715,113

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $32,079,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $76,421,000 or 4.5% of net assets for the Fund. Securities denoted with (c) but without (d) have been deemed by the investment manager to be liquid.

(d)  Illiquid security.

(e)  Represents 7-day effective yield as of February 28, 2017.

(f)  Includes the impact of the Fund's open positions in derivatives at February 28, 2017.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At February 28, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Best Buy Co, Inc., Call	250	$45	3/17/2017	$(44,000)
Best Buy Co, Inc., Call	250	47	6/16/2017	(61,250)
Caterpillar, Inc., Put	250	75	8/18/2017	(27,875)
Cisco Systems, Inc., Call	250	35	10/20/2017	(35,875)
Conagra Foods, Inc., Call	248	43	6/16/2017	(22,940)
Conagra Foods, Inc., Call	250	44	9/15/2017	(27,500)
CSX Corp., Call	250	44	8/18/2017	(168,750)
CSX Corp., Call	250	52.5	8/18/2017	(60,625)
Eli Lilly & Co., Call	250	85	7/21/2017	(73,875)
Eli Lilly & Co., Call	250	90	7/21/2017	(32,625)
Equinix, Inc., Call	100	410	6/16/2017	(57,000)
International Paper Co., Call	250	55	7/21/2017	(48,250)
JPMorgan Chase & Co., Call	221	72.5	3/17/2017	(402,773)
JPMorgan Chase & Co., Call	250	75	6/16/2017	(401,875)
JPMorgan Chase & Co., Call	246	95	6/16/2017	(50,553)
Lockheed Martin Corp., Call	100	295	9/15/2017	(32,000)
Maxim Integrated Products, Inc., Call	250	47	8/18/2017	(39,375)
Maxim Integrated Products, Inc., Call	250	48	8/18/2017	(31,875)
Microsoft Corp., Call	250	65	4/21/2017	(25,250)
Microsoft Corp., Call	250	67.5	6/16/2017	(27,250)
PNC Financial Services Group, Inc., Call	250	105	5/19/2017	(570,625)
PNC Financial Services Group, Inc., Call	200	125	5/19/2017	(124,500)
PNC Financial Services Group, Inc., Call	200	140	8/18/2017	(50,900)
Procter & Gamble Co, Call	200	92.5	6/16/2017	(37,500)
Procter & Gamble Co., Call	200	90	4/21/2017	(46,100)
Union Pacific Corp., Call	150	120	6/16/2017	(20,100)
Union Pacific Corp., Call	150	125	8/18/2017	(22,125)
Western Digital Corp., Call	200	80	4/21/2017	(43,500)
Western Digital Corp., Call	200	90	7/21/2017	(41,200)
Total (premium received: $1,008,403)				$(2,628,066)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

At February 28, 2017, the Fund had deposited $8,036 in a segregated account to cover requirements on options written.

Options written for the Fund for the six months ended February 28, 2017 were:

	Number of Contracts	Premium Received
Outstanding 8/31/2016	7,786	$1,183,778
Options written	11,935	1,779,876
Options expired	(350)	(136,972)
Options exercised	(1,854)	(200,464)
Options closed	(11,102)	(1,617,815)
Outstanding 2/28/2017	6,415	$1,008,403

For the six months ended February 28, 2017, the Fund had an average market value of $(1,832,312) in options written. At February 28, 2017, the Fund had pledged securities in the amount of $70,131,598 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,523,919	$—	$—	$1,523,919
Preferred Stocks(a)	51,846	—	—	51,846
Convertible Bonds(a)	—	128,146	—	128,146
Short-Term Investment	—	1,833	—	1,833
Total Investments	$1,575,765	$129,979	$—	$1,705,744

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the period ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options written
Liabilities	$(2,628)	$—	$—	$(2,628)
Total	$(2,628)	$—	$—	$(2,628)

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 96.2%
Aerospace & Defense 2.5%
General Dynamics Corp.	94,000	$17,842
Banks 8.9%
Comerica, Inc.	300,000	21,384
JPMorgan Chase & Co.	475,000	43,044
		64,428
Building Products 3.0%
Johnson Controls International PLC	520,000	21,809
Capital Markets 3.0%
Intercontinental Exchange, Inc.	382,000	21,824
Chemicals 1.2%
WR Grace & Co.	127,000	8,997
Communications Equipment 2.6%
Motorola Solutions, Inc.	235,000	18,558
Food & Staples Retailing 3.2%
Wal-Mart Stores, Inc.	325,000	23,052
Food Products 1.3%
Blue Buffalo Pet Products, Inc.*(a)	400,000	9,776
Health Care Equipment & Supplies 1.7%
Zimmer Biomet Holdings, Inc.	107,000	12,527
Health Care Providers & Services 2.6%
Centene Corp.*	270,000	19,035
Household Durables 5.9%
Newell Brands, Inc.	310,000	15,200
Whirlpool Corp.	153,000	27,324
		42,524
Independent Power and Renewable Electricity Producers 2.1%
Calpine Corp.*	1,300,000	15,223
Insurance 5.8%
Athene Holding Ltd. Class A*	370,980	19,280
Chubb Ltd.	163,000	22,521
		41,801
Internet & Catalog Retail 4.5%
Amazon.com, Inc.*(a)	10,000	8,450
Expedia, Inc.	123,000	14,642
Liberty Interactive Corp. QVC Group Class A*	500,000	9,440
		32,532
	Number of Shares	Value (000's)
Internet Software & Services 4.2%
Alphabet, Inc. Class A*	18,500	$15,631
Alphabet, Inc. Class C*	18,500	15,230
		30,861
Life Sciences Tools & Services 2.6%
Quintiles IMS Holdings, Inc.*	247,680	19,168
Media 3.2%
Charter Communications, Inc. Class A*	41,000	13,246
Twenty-First Century Fox, Inc. Class A	334,000	9,993
		23,239
Metals & Mining 1.4%
Agnico-Eagle Mines Ltd.	127,000	5,386
BHP Billiton Ltd. ADR	120,000	4,538
		9,924
Oil, Gas & Consumable Fuels 5.9%
Cabot Oil & Gas Corp.	835,000	18,287
EOG Resources, Inc.	176,000	17,070
Williams Cos., Inc.	272,000	7,708
		43,065
Personal Products 1.8%
Estee Lauder Cos., Inc. Class A	156,000	12,925
Pharmaceuticals 6.4%
Allergan PLC(a)	126,000	30,847
Eli Lilly & Co.	186,000	15,403
		46,250
Professional Services 1.9%
TransUnion*	381,935	14,166
Road & Rail 3.6%
Avis Budget Group, Inc.*(a)	517,000	17,878
CSX Corp.	166,000	8,061
		25,939
Semiconductors & Semiconductor Equipment 2.3%
ASML Holding NV	135,000	16,428
Software 5.0%
Activision Blizzard, Inc.	209,000	9,432
Oracle Corp.	303,000	12,905
Symantec Corp.	486,000	13,885
		36,222
	Number of Shares	Value (000's)
Technology Hardware, Storage & Peripherals 2.4%
Western Digital Corp.(b)	225,281	$17,320
Tobacco 2.3%
British American Tobacco PLC ADR	260,000	16,598
Wireless Telecommunication Services 4.9%
T-Mobile US, Inc.*	575,000	35,955
Total Common Stocks (Cost $606,215)		697,988
	Number of Contracts
Options Purchased 0.0%
Call Options 0.0%
Road & Rail 0.0%
CSX Corp. 5/19/17 @ 50	600	140
CSX Corp. 5/19/17 @ 52.5	200	28
		168
Put Options 0.0%
Technology Hardware, Storage & Peripherals 0.0%
Western Digital Corp. 4/21/17 @ 70	150	20
Total Options Purchased (Cost $216)		188
	Number of Shares
Short-Term Investment 4.2%
Investment Company 4.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(b)(c) (Cost $30,625)	30,625,027	30,625
Total Investments 100.4% (Cost $637,056)		728,801
Other Assets Less Liabilities (0.4)%(d)		(2,747)
Net Assets 100.0%		$726,054

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $47,945,000.

(c)  Represents 7-day effective yield as of February 28, 2017.

(d)  Includes the impact of the Fund's open positions in derivatives at February 28, 2017.

Derivative Instruments

Written option contracts ("options written")

At February 28, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Avis Budget Group, Inc., Call	800	$42	3/17/2017	$(0	)(a)(b)
Avis Budget Group, Inc., Call	200	44	3/17/2017	(0	)(a)(b)
Avis Budget Group, Inc., Put	1,000	32	3/17/2017	(37,500)
Centene Corp., Put	100	47.5	3/17/2017	(0	)(a)(b)
Centene Corp., Put	150	57.5	3/17/2017	(0	)(a)(b)
CSX Corp., Call	200	60	5/19/2017	(5,500)
Western Digital Corp., Call	150	75	4/21/2017	(67,500)
Williams Cos., Inc., Put	400	27.5	3/17/2017	(15,600)
Williams Cos., Inc., Put	100	28	3/10/2017	(4,700)
Williams Cos., Inc., Put	300	28	3/17/2017	(17,850)
Total (premium received: $314,788)				$(148,650)

(a)  Amount less than one dollar.

(b)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees.

At February 28, 2017, the Fund had deposited $27,940 in a segregated account to cover requirements on options written.

Options written for the Fund for the six months ended February 28, 2017 were:

	Number of Contracts	Premium Received
Outstanding 8/31/2016	2,990	$467,978
Options written	9,354	745,760
Options expired	(5,844)	(577,907)
Options exercised	(1,090)	(79,359)
Options closed	(2,010)	(241,684)
Outstanding 2/28/2017	3,400	$314,788

For the six months ended February 28, 2017, the Fund had an average market value of $228,988 in options purchased, and $(133,957) in options written, respectively. At February 28, 2017, the Fund had pledged securities in the amount of $14,618,460 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$697,988	$—	$—	$697,988
Options Purchased(a)	188	—	—	188
Short-Term Investment	—	30,625	—	30,625
Total Investments	$698,176	$30,625	$—	$728,801

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)		Total
Options written
Liabilities	$(149)	$—	$(0	)(b)	$(149)
Total	$(149)	$—	$(0	)(b)	$(149)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016		Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2017
(000's omitted) Other Financial Instruments:
Options Written(c)	$(0	)(b)	$—	$30	$100	$0	(b)	$(130)	$—	$—	$(0	)(b)	$130
Total	$(0	)(b)	$—	$30	$100	$0	(b)	$(130)	$—	$—	$(0	)(b)	$130

(b)  Amount less than one thousand.

(c)  As of the six months ended February 28, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 98.8%
Aerospace & Defense 0.3%
Astronics Corp.*(a)	1,209,764	$40,539
Air Freight & Logistics 0.6%
Forward Air Corp.	1,356,263	67,203
Airlines 0.7%
Allegiant Travel Co.	452,600	78,798
Auto Components 1.7%
Gentex Corp.	2,849,028	59,915
LCI Industries(a)	1,248,124	134,423
		194,338
Automobiles 0.5%
Thor Industries, Inc.	545,055	60,403
Banks 14.0%
Bank of Hawaii Corp.(a)	2,260,337	190,908
Bank of the Ozarks, Inc.	3,210,205	175,695
BankUnited, Inc.	3,192,655	126,525
BOK Financial Corp.	1,438,776	118,641
Columbia Banking System, Inc.	934,180	37,264
Community Bank System, Inc.	1,735,928	103,131
Cullen/Frost Bankers, Inc.	1,841,645	170,297
CVB Financial Corp.(a)	6,161,087	146,326
First Financial Bankshares, Inc.	3,041,452	133,824
First Hawaiian, Inc.	951,880	30,156
FNB Corp.	7,400,151	115,220
Glacier Bancorp, Inc.	947,290	34,974
LegacyTexas Financial Group, Inc.(a)	2,638,198	112,361
PacWest Bancorp	1,980,251	109,112
		1,604,434
Beverages 0.2%
MGP Ingredients, Inc.	660,475	29,213
Building Products 1.8%
AAON, Inc.	2,509,330	84,439
AO Smith Corp.	1,862,891	93,815
	Number of Shares	Value (000's)
Patrick Industries, Inc.*	347,570	$27,754
		206,008
Capital Markets 2.7%
Artisan Partners Asset Management, Inc. Class A	1,566,118	44,556
FactSet Research Systems, Inc.	520,885	92,665
MarketAxess Holdings, Inc.	762,351	148,834
OM Asset Management PLC	1,624,800	24,226
		310,281
Chemicals 4.1%
Balchem Corp.	1,347,614	117,471
Chase Corp.	44,589	4,078
NewMarket Corp.	67,532	29,423
Quaker Chemical Corp.	430,300	56,662
RPM International, Inc.	1,014,744	54,076
Sensient Technologies Corp.(a)	2,588,985	206,963
		468,673
Commercial Services & Supplies 4.0%
Healthcare Services Group, Inc.	2,963,476	122,629
Ritchie Bros. Auctioneers, Inc.	2,887,385	97,276
Rollins, Inc.	4,738,240	173,230
UniFirst Corp.	484,590	64,499
		457,634
Communications Equipment 1.4%
NetScout Systems, Inc.*	4,414,764	163,125
Construction & Engineering 1.0%
Valmont Industries, Inc.	723,549	113,778
Construction Materials 1.6%
Eagle Materials, Inc.	1,768,755	183,438
Containers & Packaging 1.2%
AptarGroup, Inc.	1,889,565	140,791
Distributors 2.1%
Pool Corp.(a)	2,081,538	238,773
	Number of Shares	Value (000's)
Electrical Equipment 0.6%
AZZ, Inc.	1,253,141	$73,497
Electronic Equipment, Instruments & Components 4.1%
Cognex Corp.	1,434,419	110,178
Littelfuse, Inc.	1,107,501	178,806
Rogers Corp.*(a)	1,087,566	89,735
Zebra Technologies Corp. Class A*	1,003,619	91,038
		469,757
Energy Equipment & Services 0.8%
Dril-Quip, Inc.*	257,000	15,767
Natural Gas Services Group, Inc.*	484,830	12,629
Pason Systems, Inc.(a)	4,268,457	58,555
		86,951
Food Products 3.1%
Blue Buffalo Pet Products, Inc.*	3,324,258	81,245
Cal-Maine Foods, Inc.	1,330,925	50,509
Calavo Growers, Inc.(a)	1,173,812	66,203
J & J Snack Foods Corp.	623,191	83,383
Lancaster Colony Corp.	524,236	69,094
		350,434
Health Care Equipment & Supplies 6.5%
Abaxis, Inc.	581,110	28,968
Atrion Corp.	56,842	27,742
Cantel Medical Corp.	891,103	73,168
Dentsply Sirona, Inc.	1,835,813	116,611
Haemonetics Corp.*	1,168,458	43,619
IDEXX Laboratories, Inc.*	1,273,379	184,564
Neogen Corp.*	379,200	24,595
West Pharmaceutical Services, Inc.	2,907,718	239,799
		739,066
Health Care Providers & Services 3.1%
Chemed Corp.	802,650	143,313
Henry Schein, Inc.*	702,460	120,514
Surgery Partners, Inc.*	1,200,080	27,002
U.S. Physical Therapy, Inc.(a)	842,305	63,720
		354,549

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Hotels, Restaurants & Leisure 2.9%
Cheesecake Factory, Inc.	1,604,895	$97,979
Cracker Barrel Old Country Store, Inc.	536,692	86,402
Papa John's International, Inc.	859,630	67,842
Texas Roadhouse, Inc.	1,906,045	80,626
		332,849
Household Products 2.9%
Church & Dwight Co., Inc.	4,171,822	207,924
Energizer Holdings, Inc.	1,497,630	82,160
WD-40 Co.	345,060	37,922
		328,006
Industrial Conglomerates 0.4%
Raven Industries, Inc.	1,383,990	40,897
Insurance 1.3%
AMERISAFE, Inc.	697,200	44,830
RLI Corp.	1,719,679	100,515
		145,345
IT Services 1.2%
Jack Henry & Associates, Inc.	1,413,333	132,528
Life Sciences Tools & Services 2.7%
Bio-Techne Corp.	1,434,560	152,523
ICON PLC*	1,378,455	115,473
PAREXEL International Corp.*	574,435	37,160
		305,156
Machinery 8.8%
Donaldson Co., Inc.	1,141,250	49,017
Franklin Electric Co., Inc.	1,248,397	52,308
Graco, Inc.	675,717	61,328
Lindsay Corp.(a)	632,405	50,637
Middleby Corp.*	1,059,663	146,986
Nordson Corp.	1,059,158	127,141
RBC Bearings, Inc.*(a)	1,542,215	143,888
Tennant Co.(a)	911,627	64,042
Toro Co.	2,757,316	166,018
Wabtec Corp.	1,820,645	145,870
		1,007,235
Marine 0.5%
Kirby Corp.*	763,780	52,853
	Number of Shares	Value (000's)
Media 2.0%
Gray Television, Inc.*(a)	4,394,265	$59,762
Nexstar Media Group, Inc.(a)	2,476,256	170,738
		230,500
Metals & Mining 0.4%
Compass Minerals International, Inc.	676,173	51,254
Oil, Gas & Consumable Fuels 1.5%
Centennial Resource Development, Inc. Class A*	1,478,650	27,813
Diamondback Energy, Inc.*	290,661	29,316
Matador Resources Co.*	1,973,865	47,511
Rice Energy, Inc.*	1,225,200	22,850
RSP Permian, Inc.*	1,082,120	42,733
		170,223
Paper & Forest Products 0.8%
Stella-Jones, Inc.	3,004,645	93,156
Pharmaceuticals 0.8%
Heska Corp.*	335,082	31,076
Prestige Brands Holdings, Inc.*	1,051,555	59,539
		90,615
Professional Services 0.9%
Exponent, Inc.(a)	1,851,480	106,368
Real Estate Management & Development 0.3%
FirstService Corp.	517,415	29,901
Semiconductors & Semiconductor Equipment 1.8%
MKS Instruments, Inc.	1,073,030	70,391
Power Integrations, Inc.(a)	2,070,800	130,874
		201,265
Software 9.5%
Aspen Technology, Inc.*	2,642,595	153,640
Blackbaud, Inc.	467,630	33,444
Computer Modelling Group Ltd.(a)(b)	4,499,880	34,998
Constellation Software, Inc.	270,022	127,124
Descartes Systems Group, Inc.*	457,613	9,633
	Number of Shares	Value (000's)
Fair Isaac Corp.	1,488,673	$193,632
Manhattan Associates, Inc.*	3,358,268	168,417
Monotype Imaging Holdings, Inc.(a)	2,893,486	58,304
Nice Ltd. ADR	710,601	48,498
Progress Software Corp.	883,285	25,333
Qualys, Inc.*	1,680,780	58,743
Tyler Technologies, Inc.*	1,173,542	177,968
		1,089,734
Specialty Retail 2.6%
Asbury Automotive Group, Inc.*	877,650	57,179
Lithia Motors, Inc. Class A	1,105,760	105,788
Monro Muffler Brake, Inc.	945,685	54,377
Tractor Supply Co.	1,091,892	77,426
		294,770
Trading Companies & Distributors 1.4%
Applied Industrial Technologies, Inc.	667,254	42,070
Watsco, Inc.	801,554	118,847
		160,917
Total Common Stocks (Cost $6,187,393)		11,295,255
Short-Term Investments 1.3%
Investment Companies 1.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(c)	56,828,714	56,829
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.41%(c)	93,530,161	93,530
Total Short-Term Investments (Cost $150,359)		150,359
Total Investments 100.1% (Cost $6,337,752)		11,445,614
Other Assets Less Liabilities (0.1)%		(7,657)
Net Assets 100.0%		$11,437,957

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Affiliated company. (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at February 28, 2017, amounted to approximately $34,998,000, which represents approximately 0.3% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Software	$1,054,736	$34,998	$—	$1,089,734
Other Common Stocks(a)	10,205,521	—	—	10,205,521
Total Common Stocks	11,260,257	34,998	—	11,295,255
Short-Term Investments	—	150,359	—	150,359
Total Investments	$11,260,257	$185,357	$—	$11,445,614

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, certain securities were transferred from one level (as of August 31, 2016) to another. Based on beginning of period market values as of September 1, 2016, approximately $151,744,000 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of February 28, 2017. These securities had been categorized as Level 2 as of August 31, 2016, due to the use of methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 98.8%
Australia 1.3%
Insurance Australia Group Ltd.	11,830	$54
Canada 5.1%
Alimentation Couche-Tard, Inc. Class B	1,480	66
Home Capital Group, Inc.	845	17
Kinaxis, Inc.*	710	39
Suncor Energy, Inc.	1,240	38
Waste Connections, Inc.	675	59
		219
China 3.6%
Alibaba Group Holding Ltd. ADR*	605	62
Baidu, Inc. ADR*	300	52
Haier Electronics Group Co. Ltd.	20,800	39
		153
France 5.0%
Air Liquide SA	291	31
BNP Paribas SA	560	33
Sodexo SA	535	59
Valeo SA	810	50
Virbac SA*	220	39
		212
Germany 3.3%
Continental AG	245	50
Henkel AG & Co. KGaA, Preference Shares	474	59
SAP SE ADR	370	34
		143
Hong Kong 0.4%
Techtronic Industries Co. Ltd.	5,500	20
Israel 2.7%
Bezeq Israeli Telecommunication Corp. Ltd.	25,605	46
Check Point Software Technologies Ltd.*	690	68
		114
Japan 2.8%
Daikin Industries Ltd.	450	43
Kao Corp.	450	23
Sundrug Co. Ltd.	150	10
	Number of Shares	Value (000's)
Toyota Motor Corp.	750	$42
		118
Netherlands 5.6%
AerCap Holdings NV*	1,270	58
ASML Holding NV	795	96
Intertrust NV(a)	1,635	29
NXP Semiconductors NV*	559	58
		241
Spain 0.5%
Banco Bilbao Vizcaya Argentaria SA	3,088	20
Switzerland 7.3%
Cie Financiere Richemont SA	608	45
Givaudan SA	31	56
Julius Baer Group Ltd.*	1,235	61
Roche Holding AG	226	55
SGS SA	24	51
Sonova Holding AG	320	42
		310
United Kingdom 11.2%
Aon PLC	550	64
Barclays PLC	13,848	39
Howden Joinery Group PLC	9,155	49
Prudential PLC	2,978	59
RELX PLC	1,845	34
Spectris PLC	1,584	48
St. James's Place PLC	3,524	46
TalkTalk Telecom Group PLC	12,190	27
Travis Perkins PLC	2,325	44
Virgin Money Holdings UK PLC	7,869	32
Worldpay Group PLC(a)	10,805	36
		478
United States 50.0%
Activision Blizzard, Inc.	935	42
Alphabet, Inc. Class A*	45	38
Alphabet, Inc. Class C*	45	37
Amazon.com, Inc.*	98	83
Apple, Inc.	718	98
Biogen, Inc.*	104	30
BlackRock, Inc.	145	56
	Number of Shares	Value (000's)
Blue Buffalo Pet Products, Inc.*	2,565	$63
Cabot Oil & Gas Corp.	1,720	38
Cardinal Health, Inc.	895	73
CDW Corp.	1,055	62
Centene Corp.*	580	41
CVS Health Corp.	685	55
EOG Resources, Inc.	498	48
Estee Lauder Cos., Inc. Class A	508	42
Fidelity National Information Services, Inc.	780	64
First Republic Bank	580	54
Gilead Sciences, Inc.	395	28
Graco, Inc.	690	63
Halliburton Co.	370	20
Henry Schein, Inc.*	439	75
Intercontinental Exchange, Inc.	1,055	60
JPMorgan Chase & Co.	740	67
Medtronic PLC	652	53
Milacron Holdings Corp.*	2,405	44
Mobileye NV*	1,005	46
Monsanto Co.	370	42
Nielsen Holdings PLC	1,270	56
Nordstrom, Inc.	530	25
Pioneer Natural Resources Co.	260	48
Range Resources Corp.	820	23
RPM International, Inc.	985	53
Samsonite International SA	9,350	28
Schlumberger Ltd.	479	39
Sealed Air Corp.	1,300	61
Sensata Technologies Holding NV*	1,610	66
Service Corp. International	1,005	31
TE Connectivity Ltd.	595	44
T-Mobile US, Inc.*	1,025	64
VF Corp.	795	42
Visa, Inc. Class A	630	55
Wabtec Corp.	500	40
Western Digital Corp.	550	42
		2,139
Total Common Stocks (Cost $3,791)		4,221

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment 1.1%
Investment Company 1.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b) (Cost $49)	49,110	$49
Total Investments 99.9% (Cost $3,840)		4,270
Other Assets Less Liabilities 0.1%		3
Net Assets 100.0%		$4,273

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $65,000 or 1.5% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,221	$—	$—	$4,221
Short-Term Investment	—	49	—	49
Total Investments	$4,221	$49	$—	$4,270

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$245	5.7%
Software	229	5.4%
Insurance	223	5.2%
Oil, Gas & Consumable Fuels	195	4.6%
Health Care Providers & Services	189	4.4%
Internet Software & Services	189	4.4%
Chemicals	182	4.3%
Capital Markets	177	4.1%
Professional Services	170	4.0%
IT Services	155	3.6%
Electronic Equipment, Instruments & Components	154	3.6%
Semiconductors & Semiconductor Equipment	154	3.6%
Trading Companies & Distributors	151	3.5%
Machinery	147	3.4%
Technology Hardware, Storage & Peripherals	140	3.3%
Food & Staples Retailing	131	3.1%
Textiles, Apparel & Luxury Goods	115	2.7%
Auto Components	100	2.3%
Health Care Equipment & Supplies	95	2.2%
Pharmaceuticals	94	2.2%
Internet & Catalog Retail	83	1.9%
Diversified Telecommunication Services	73	1.7%
Electrical Equipment	66	1.6%
Personal Products	65	1.5%
Wireless Telecommunication Services	64	1.5%
Food Products	63	1.5%
Containers & Packaging	61	1.4%
Commercial Services & Supplies	59	1.4%
Energy Equipment & Services	59	1.4%
Hotels, Restaurants & Leisure	59	1.4%
Household Durables	59	1.4%
Household Products	59	1.4%
Biotechnology	58	1.4%
Building Products	43	1.0%
Automobiles	42	1.0%
Diversified Consumer Services	31	0.7%
Multiline Retail	25	0.6%
Thrifts & Mortgage Finance	17	0.4%
Short-Term Investment and Other Assets—Net	52	1.2%
	$4,273	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 99.0%
Australia 6.8%
Goodman Group	7,101	$41
Investa Office Fund	9,990	36
Mirvac Group	21,579	36
Scentre Group	18,687	62
		175
Canada 3.7%
Allied Properties Real Estate Investment Trust	845	22
Brookfield Asset Management, Inc. Class A	1,256	45
Canadian Apartment Properties REIT	1,184	29
		96
France 4.5%
ICADE	660	47
Unibail-Rodamco SE	296	67
Unibail-Rodamco SE	3	1
		115
Germany 3.4%
ADO Properties SA(a)	750	27
Deutsche Wohnen AG	1,768	61
		88
Hong Kong 8.1%
Henderson Land Development Co. Ltd.	12,544	73
Hongkong Land Holdings Ltd.	4,822	33
Sun Hung Kai Properties Ltd.	7,053	103
		209
Japan 11.2%
Activia Properties, Inc.	5	25
Kenedix Retail REIT Corp.	12	29
Mitsubishi Estate Co. Ltd.	2,989	58
Mitsui Fudosan Co. Ltd.	2,922	66
Mitsui Fudosan Logistics Park, Inc.*	6	18
Nippon Accommodations Fund, Inc.	6	26
	Number of Shares	Value (000's)
Nippon Building Fund, Inc.	7	$39
Sumitomo Realty & Development Co. Ltd.	949	26
		287
Singapore 2.1%
Ascendas Real Estate Investment Trust	13,750	25
CapitaLand Ltd.	10,787	28
		53
Spain 1.0%
Axiare Patrimonio SOCIMI SA	1,750	25
Sweden 1.6%
Hufvudstaden AB, A Shares	2,563	40
United Kingdom 3.1%
Safestore Holdings PLC	4,634	22
Segro PLC	5,111	31
Shaftesbury PLC	2,326	27
		80
United States 53.5%
American Homes 4 Rent Class A	1,133	27
Apartment Investment & Management Co. Class A	905	42
Boston Properties, Inc.	385	54
Colony Starwood Homes	794	26
Corporate Office Properties Trust	1,073	37
Crown Castle International Corp.	677	63
CyrusOne, Inc.	663	34
DCT Industrial Trust, Inc.	424	20
Douglas Emmett, Inc.	657	26
EPR Properties	330	25
Equinix, Inc.	161	61
Equity Lifestyle Properties, Inc.	435	35
Equity Residential	861	54
Essex Property Trust, Inc.	202	47
Federal Realty Investment Trust	204	29
	Number of Shares	Value (000's)
GGP, Inc.	1,509	$37
HCP, Inc.	1,000	33
Healthcare Trust of America, Inc. Class A	774	25
Highwoods Properties, Inc.	658	35
Invitation Homes, Inc.*	1,250	27
Kimco Realty Corp.	1,749	42
Kite Realty Group Trust	1,119	25
Marriott International, Inc. Class A	620	54
Mid-America Apartment Communities, Inc.	400	41
National Retail Properties, Inc.	855	39
Prologis, Inc.	903	46
Public Storage	334	76
Simon Property Group, Inc.	589	109
SL Green Realty Corp.	375	42
Ventas, Inc.	476	31
Vornado Realty Trust	490	54
Welltower, Inc.	732	51
Weyerhaeuser Co.	768	26
		1,373
Total Common Stocks (Cost $2,481)		2,541
Short-Term Investment 0.6%
Investment Company 0.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(b) (Cost $17)	16,540	17
Total Investments 99.6% (Cost $2,498)		2,558
Other Assets Less Liabilities 0.4%		9
Net Assets 100.0%		$2,567

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $27,000 or 1.1% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
United Kindgom	$53	$27	$—	$80
Other Common Stocks(a)	2,461	—	—	2,461
Total Common Stocks	2,514	27	—	2,541
Short-Term Investment	—	17	—	17
Total Investments	$2,514	$44	$—	$2,558

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Industrial & Office REITs	$645	25.1%
Real Estate Holding & Development	560	21.8%
Retail REITs	467	18.2%
Residential REITs	390	15.2%
Specialty REITs	334	13.0%
Diversified REITs	91	3.6%
Hotel & Lodging REITs	54	2.1%
Short-Term Investment and Other Assets-Net	26	1.0%
	$2,567	100.0%
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 86.7%
Air Freight & Logistics 2.8%
ZTO Express Cayman, Inc. ADR*	190,441	$2,455
Automobiles 3.3%
Great Wall Motor Co. Ltd., H Shares	545,000	670
Guangzhou Automobile Group Co. Ltd., H Shares	1,352,000	2,267
		2,937
Banks 16.0%
Bank of China Ltd., H Shares	11,711,000	5,929
China Construction Bank Corp., H Shares	3,149,000	2,592
Industrial & Commercial Bank of China Ltd., H Shares	8,777,911	5,755
		14,276
Beverages 2.9%
Kweichow Moutai Co. Ltd. Class A	15,936	823
Wuliangye Yibin Co. Ltd. Class A	313,070	1,803
		2,626
Commercial Services & Supplies 3.5%
Beijing Originwater Technology Co. Ltd. Class A	183,256	437
China Everbright International Ltd.	2,063,000	2,673
		3,110
Construction Materials 0.3%
Anhui Conch Cement Co. Ltd. Class A	96,500	287
Diversified Consumer Services 1.0%
New Oriental Education & Technology Group, Inc. ADR*	18,881	914
	Number of Shares	Value (000's)
Electronic Equipment, Instruments & Components 2.6%
GoerTek, Inc. Class A	308,223	$1,336
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	231,900	945
		2,281
Health Care Providers & Services 0.0%
Huadong Medicine Co. Ltd. Class A	2,000	23
Household Durables 3.0%
Gree Electric Appliances, Inc. of Zhuhai Class A	531,800	2,124
Midea Group Co. Ltd. Class A	108,800	505
		2,629
Independent Power and Renewable Electricity Producers 0.8%
Huadian Fuxin Energy Corp. Ltd., H Shares	3,080,000	754
Insurance 8.9%
China Taiping Insurance Holdings Co. Ltd.*	563,000	1,319
PICC Property & Casualty Co. Ltd., H Shares	2,052,000	3,135
Ping An Insurance Group Co. of China Ltd., H Shares	653,500	3,485
		7,939
Internet Software & Services 24.6%
Alibaba Group Holding Ltd. ADR*	76,784	7,901
Baidu, Inc. ADR*	7,252	1,263
Baozun, Inc. ADR*	46,099	663
NetEase, Inc. ADR	2,968	905
SINA Corp.*	12,000	834
	Number of Shares	Value (000's)
Tencent Holdings Ltd.	325,400	$8,677
Wangsu Science & Technology Co. Ltd. Class A(a)(b)	196,104	1,399
Weibo Corp. ADR*	6,155	311
		21,953
Pharmaceuticals 3.0%
CSPC Pharmaceutical Group Ltd.	2,190,000	2,680
Real Estate Management & Development 5.5%
China Overseas Land & Investment Ltd.	830,000	2,555
CIFI Holdings Group Co. Ltd.	1,754,000	588
Poly Real Estate Group Co. Ltd. Class A	1,242,787	1,713
		4,856
Transportation Infrastructure 2.7%
Shanghai International Airport Co. Ltd. Class A	601,278	2,401
Water Utilities 2.8%
Beijing Enterprises Water Group Ltd.	3,474,000	2,484
Wireless Telecommunication Services 3.0%
China Mobile Ltd.	242,000	2,669
Total Common Stocks (Cost $72,156)		77,274

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Participatory Notes 11.2%
Beverages 1.6%
Kweichow Moutai Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/17/18(c)	18,000	$930
Kweichow Moutai Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/9/17(c)	9,300	480
		1,410
Commercial Services & Supplies 1.8%
Beijing Originwater Technology Co. Ltd., Class A (issuer UBS AG), Expiration Date 4/27/17(c)	133,641	319
Beijing Originwater Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/17/24(c)	42,300	101
Beijing Originwater Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 3/15/19(c)	263,317	628
Beijing Originwater Technology Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/16/18(c)	234,486	559
		1,607
Construction Materials 1.1%
Anhui Conch Cement Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/24/18(c)	338,600	1,010
	Number of Shares	Value (000's)
Health Care Providers & Services 1.0%
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/10/18(c)	35,602	$403
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/26/23(c)	43,941	497
		900
Household Durables 5.2%
Gree Electric Appliances, Inc., Class A (issuer UBS AG), Expiration Date 10/27/17(c)	11,268	45
Midea Group Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/23/23(c)	10,400	48
Midea Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/20/17(c)	54,900	255
Midea Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 12/20/17(c)	385,385	1,787
Midea Group Co. Ltd., Class A (issuer Goldman Sachs International), Expiration Date 2/27/18(c)	222,655	1,033
Midea Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/10/18(c)	326,470	1,514
		4,682
	Number of Shares	Value (000's)
Internet Software & Services 0.2%
Wangsu Science & Technology Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/2/18(a)(b)(c)	21,700	$155
Transportation Infrastructure 0.3%
Shanghai International Airport Co. Ltd., Class A (issuer Macquarie Bank Ltd.), Expiration Date 10/30/17(c)	61,189	244
Total Participatory Notes (Cost $9,108)		10,008
Short-Term Investment 0.2%
Investment Company 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(d) (Cost $161)	160,596	161
Total Investments 98.1% (Cost $81,425)		87,443
Other Assets Less Liabilities 1.9%		1,651
Net Assets 100.0%		$89,094

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Illiquid security.

(b)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at February 28, 2017, amounted to approximately $1,554,000, which represents approximately 1.7% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $10,008,000 or 11.2% of net assets for the Fund. Securities denoted with (c) but without (a) have been deemed by the investment manager to be liquid.

(d)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Internet Software & Services	$20,554	$1,399	$—	$21,953
Other Common Stocks(a)	55,321	—	—	55,321
Total Common Stocks	75,875	1,399	—	77,274
Participatory Notes
Internet Software & Services	—	155	—	155
Other Participatory Notes(a)	9,853	—	—	9,853
Total Participatory Notes	9,853	155	—	10,008
Short-Term Investment	—	161	—	161
Total Investments	$85,728	$1,715	$—	$87,443

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 96.7%
Aerospace & Defense 4.4%
General Dynamics Corp.	170,255	$32,316
Raytheon Co.	124,000	19,115
		51,431
Airlines 2.1%
Delta Air Lines, Inc.(a)	480,000	23,966
Banks 5.0%
JPMorgan Chase & Co.	327,115	29,643
U.S. Bancorp	507,685	27,923
		57,566
Beverages 1.7%
PepsiCo, Inc.	180,000	19,868
Biotechnology 3.1%
Celgene Corp.*	168,640	20,829
Gilead Sciences, Inc.	220,230	15,522
		36,351
Capital Markets 5.3%
BlackRock, Inc.	38,500	14,917
Brookfield Asset Management, Inc. Class A	745,765	26,915
CME Group, Inc.	164,175	19,941
		61,773
Chemicals 2.3%
Ashland Global Holdings, Inc.	218,625	26,379
Commercial Services & Supplies 1.4%
Stericycle, Inc.*	191,275	15,853
Consumer Finance 1.0%
Synchrony Financial	308,280	11,172
Diversified Telecommunication Services 1.7%
SBA Communications Corp.*	175,300	20,294
Electric Utilities 2.9%
Brookfield Infrastructure Partners LP	933,685	33,687
Electronic Equipment, Instruments & Components 2.3%
CDW Corp.	452,000	26,623
Energy Equipment & Services 1.8%
Schlumberger Ltd.	265,570	21,341
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 1.0%
Weyerhaeuser Co.(a)	361,015	$12,173
Food & Staples Retailing 7.5%
Costco Wholesale Corp.	110,100	19,508
CVS Health Corp.(b)	306,000	24,657
Kroger Co.	250,000	7,950
Whole Foods Market, Inc.(a)	1,143,660	35,076
		87,191
Food Products 2.3%
Conagra Brands, Inc.(a)	626,000	25,798
Lamb Weston Holdings, Inc.	29,144	1,142
		26,940
Health Care Equipment & Supplies 2.9%
Dentsply Sirona, Inc.	528,425	33,566
Health Care Providers & Services 4.8%
DaVita, Inc.*	470,000	32,623
UnitedHealth Group, Inc.	138,170	22,850
		55,473
Hotels, Restaurants & Leisure 2.5%
McDonald's Corp.	137,775	17,587
Starbucks Corp.(a)	207,000	11,772
		29,359
Industrial Conglomerates 1.4%
3M Co.	87,215	16,252
Insurance 0.3%
Athene Holding Ltd. Class A*	70,800	3,679
Internet & Catalog Retail 3.1%
Amazon.com, Inc.*	27,800	23,492
Priceline Group, Inc.*	7,440	12,828
		36,320
Internet Software & Services 5.4%
Alphabet, Inc. Class A*	41,420	34,997
eBay, Inc.*	831,530	28,189
		63,186
	Number of Shares	Value (000's)
IT Services 2.2%
Visa, Inc. Class A	297,010	$26,119
Machinery 1.6%
Allison Transmission Holdings, Inc.	519,229	18,682
Multi-Utilities 1.9%
WEC Energy Group, Inc.	360,000	21,697
Oil, Gas & Consumable Fuels 4.7%
Cabot Oil & Gas Corp.	395,920	8,671
Enbridge, Inc.	751,975	31,470
Kinder Morgan, Inc.	671,385	14,307
		54,448
Pharmaceuticals 0.7%
Bristol-Myers Squibb Co.	144,590	8,200
Professional Services 2.5%
IHS Markit Ltd.*	728,000	28,975
Nielsen Holdings PLC	1,000	44
		29,019
Road & Rail 1.9%
CSX Corp.	147,455	7,160
Norfolk Southern Corp.	128,000	15,492
		22,652
Semiconductors & Semiconductor Equipment 1.2%
Texas Instruments, Inc.	180,000	13,792
Software 4.1%
Microsoft Corp.	474,000	30,327
salesforce. com, inc.*	210,000	17,083
		47,410
Specialty Retail 5.4%
Home Depot, Inc.	203,000	29,417
TJX Cos., Inc.	195,000	15,298
Tractor Supply Co.(a)	249,000	17,656
		62,371

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	237,500	$32,535
Textiles, Apparel & Luxury Goods 1.5%
PVH Corp.(a)	191,875	17,576
Total Common Stocks (Cost $953,117)		1,124,944
Preferred Stock 0.8%
Health Care 0.8%
Moderna Therapeutics Ser. F(c)(f) (Cost $8,700)	990,888	8,700
	Number of Contracts	Value (000's)
Options Purchased 0.0%
Call Options 0.0%
Food & Staples Retailing 0.0%
Whole Foods Market, Inc. 5/19/17 @ 33 (Cost $147)	2,400	$167
	Number of Shares	Value (000's)
Short-Term Investment 2.4%
Investment Company 2.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b)(d) (Cost $27,301)	27,300,541	$27,301
Total Investments 99.8% (Cost $989,265)		1,161,112
Other Assets Less Liabilities 0.2%(e)		2,572
Net Assets 100.0%		$1,163,684

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $51,958,000.

(c)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at February 28, 2017, amounted to approximately $8,700,000, which represents approximately 0.7% of net assets of the Fund.

(d)  Represents 7-day effective yield as of February 28, 2017.

(e)  Includes the impact of the Fund's open positions in derivatives at February 28, 2017.

(f)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At February 28, 2017, this security amounted to approximately $8,700,000, which represents 0.8% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Fair Value Value as of 2/28/2017	Percentage of Net Assets as of 2/28/2017
Moderna Therapeutics (Series F Preferred Shares)	8/10/2016	$8,700	0.8%	$8,700	0.8%

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At February 28, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Ashland Global Holdings, Inc., Put	204	$110	4/21/2017	$(12,750)
CSX Corp., Call	750	52.5	5/19/2017	(106,875)
Enbridge, Inc., Put	445	37.5	7/21/2017	(36,713)
JPMorgan Chase & Co., Call	320	87.5	3/17/2017	(116,800)
PVH Corp., Call	90	105	3/17/2017	(1,125)
SBA Communications Corp., Put	300	90	6/16/2017	(13,500)
SBA Communications Corp., Put	166	95	9/15/2017	(31,125)
Schlumberger Ltd., Call	500	90	5/19/2017	(14,500)
Stericycle, Inc., Put	480	70	5/19/2017	(40,800)
Stericycle, Inc., Call	395	85	5/19/2017	(144,175)
Synchrony Financial, Call	335	37	6/16/2017	(60,300)
Tractor Supply Co., Put	150	70	4/21/2017	(28,500)
Weyerhaeuser Co., Put	813	28	4/21/2017	(12,195)
Whole Foods Market, Inc., Put	2,400	26	5/19/2017	(75,600)
Total (premium received: $1,028,091)				$(694,958)

At February 28, 2017, the Fund had deposited $6,827 in a segregated account to cover requirements on options written.

Options written for the Fund for the six months ended February 28, 2017 were:

	Number of Contracts	Premium Received
Outstanding 8/31/2016	8,177	$1,306,100
Options written	14,289	1,874,844
Options expired	(6,913)	(771,562)
Options exercised	(1,755)	(177,919)
Options closed	(6,450)	(1,203,372)
Outstanding 2/28/2017	7,348	$1,028,091

For the six months ended February 28, 2017, the Fund had an average market value of $164,132 in options purchased, and $(686,564) in options written, respectively. At February 28, 2017, the Fund had pledged securities in the amount of $52,451,008 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$1,124,944	$—	$—	$1,124,944
Preferred Stock(a)	—	—	8,700	8,700
Options Purchased(a)	167	—	—	167
Short-Term Investment	—	27,301	—	27,301
Total Investments	$1,125,111	$27,301	$8,700	$1,161,112

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2017
(000's omitted) Investments in Securities:
Preferred Stock
Health Care	$8,700	$—	$—	$—	$—	$—	$—	$—	$8,700	$—
Total	$8,700	$—	$—	$—	$—	$—	$—	$—	$8,700	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2017.

Asset class	Fair value at 2/28/2017	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$8,699,997	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options written
Liabilities	$(695)	$—	$—	$(695)
Total	$(695)	$—	$—	$(695)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016		Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2017
(000's omitted) Other Financial Instruments:
Options Written(c)	$(0	)(b)	$—	$43	$(43)	$0	(b)	$—	$—	$—	$—	$—
Total	$(0	)(b)	$—	$43	$(43)	$0	(b)	$—	$—	$—	$—	$—

(b)  Amount less than one thousand.

(c)  At the beginning of the period, the Fund's Level 3 investments were valued based on using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2017.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 99.4%
Australia 2.4%
Insurance Australia Group Ltd.	5,400,496	$24,843
Reliance Worldwide Corp. Ltd.	3,800,000	8,129
Steadfast Group Ltd.	1,694,869	3,119
		36,091
Austria 1.2%
Andritz AG	352,545	18,417
Belgium 0.7%
Ontex Group NV	350,940	10,767
Canada 6.2%
Alimentation Couche-Tard, Inc. Class B	403,000	17,920
ATS Automation Tooling Systems, Inc.*	1,107,600	11,258
Home Capital Group, Inc.	462,800	9,220
Kinaxis, Inc.*	205,100	11,177
MacDonald, Dettwiler & Associates Ltd.	163,133	8,068
Peyto Exploration & Development Corp.	527,100	10,786
Raging River Exploration, Inc.*	890,600	6,028
Suncor Energy, Inc.	652,996	20,329
		94,786
China 2.8%
Alibaba Group Holding Ltd. ADR*	223,100	22,957
Baidu, Inc. ADR*	109,400	19,050
		42,007
Denmark 1.6%
Nets A/S*(a)	690,350	11,658
Sydbank A/S	370,396	12,817
		24,475
France 11.6%
Air Liquide SA	144,950	15,648
Arkema SA	205,906	19,960
BNP Paribas SA	195,999	11,447
Elior Group(a)	437,740	9,824
Pernod-Ricard SA	172,250	19,690
	Number of Shares	Value (000's)
Publicis Groupe SA	153,305	$10,334
Sodexo SA	145,480	15,959
SPIE SA	797,022	19,247
TOTAL SA	439,335	21,899
Valeo SA	368,740	22,661
Virbac SA*	57,471	10,308
		176,977
Germany 8.5%
Brenntag AG	275,780	15,812
Continental AG	76,955	15,612
CTS Eventim AG & Co. KGaA	223,785	8,137
Deutsche Boerse AG*	126,519	10,843
GEA Group AG	234,300	9,119
Gerresheimer AG	265,768	20,838
Henkel AG & Co. KGaA, Preference Shares	160,130	20,001
SAP SE ADR	318,700	29,696
		130,058
Hong Kong 1.6%
HKBN Ltd.	14,531,800	16,941
Techtronic Industries Co. Ltd.	1,901,800	6,811
		23,752
Ireland 1.1%
Greencore Group PLC	5,105,237	16,445
Israel 2.8%
Bezeq Israeli Telecommunication Corp. Ltd.	8,397,019	14,991
Check Point Software Technologies Ltd.*	274,000	27,101
		42,092
Italy 0.9%
Azimut Holding SpA	818,180	13,738
Japan 11.3%
Daikin Industries Ltd.	198,400	18,834
Kansai Paint Co. Ltd.	922,400	17,915
Kao Corp.	157,800	8,148
Keyence Corp.	84,400	32,650
Kose Corp.	84,100	7,201
Nabtesco Corp.	345,050	9,598
	Number of Shares	Value (000's)
Santen Pharmaceutical Co. Ltd.	990,100	$14,189
Shionogi & Co. Ltd.	332,000	16,248
SMC Corp.	68,800	19,505
Sundrug Co. Ltd.	72,000	4,736
Toyota Motor Corp.	412,300	23,359
		172,383
Netherlands 6.7%
AerCap Holdings NV*	445,700	20,190
ASML Holding NV	285,866	34,661
Heineken NV	93,900	7,749
Koninklijke Ahold Delhaize NV	874,554	18,586
NXP Semiconductors NV*	197,500	20,305
		101,491
Norway 1.5%
Skandiabanken ASA*(a)	1,736,895	15,953
Statoil ASA	391,795	6,935
		22,888
Spain 1.3%
Banco Bilbao Vizcaya Argentaria SA	1,105,278	7,234
Euskaltel SA(a)	1,391,889	13,165
		20,399
Sweden 0.9%
Nordea Bank AB	1,210,145	14,184
Switzerland 13.5%
Bucher Industries AG	58,030	16,554
Cie Financiere Richemont SA	169,025	12,454
Givaudan SA	12,550	22,792
Julius Baer Group Ltd.*	443,240	21,691
Novartis AG	183,945	14,359
Partners Group Holding AG	39,045	20,429
Roche Holding AG	82,654	20,138

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
SGS SA	8,970	$19,068
Sonova Holding AG	117,995	15,496
Tecan Group AG	160,548	26,775
UBS Group AG	983,645	15,151
		204,907
United Kingdom 19.0%
Aon PLC	199,500	23,072
Barclays PLC	6,130,488	17,230
Biffa PLC*(a)	3,029,605	6,898
Bunzl PLC	741,314	20,743
Clinigen Group PLC	1,920,329	19,778
Compass Group PLC	866,484	16,106
DCC PLC	229,753	19,571
Howden Joinery Group PLC	1,317,460	6,995
Lloyds Banking Group PLC	26,212,572	22,335
Prudential PLC	1,083,008	21,602
RELX PLC	1,168,411	21,820
RPS Group PLC	3,031,975	9,293
Spectris PLC	582,864	17,575
	Number of Shares	Value (000's)
St. James's Place PLC	1,263,069	$16,535
TalkTalk Telecom Group PLC	4,530,840	9,884
Travis Perkins PLC	813,788	15,369
Unilever NV	244,600	11,561
Worldpay Group PLC(a)	3,945,433	13,287
		289,654
United States 3.8%
Nielsen Holdings PLC	421,602	18,702
Samsonite International SA	4,959,700	15,046
Sensata Technologies Holding NV*	282,500	11,597
TE Connectivity Ltd.	160,600	11,960
		57,305
Total Common Stocks (Cost $1,404,820)		1,512,816
	Number of Shares	Value (000's)
Short-Term Investment 0.2%
Investment Company 0.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b) (Cost $3,805)	3,804,831	$3,805
Total Investments 99.6% (Cost $1,408,625)		1,516,621
Other Assets Less Liabilities 0.4%		5,540
Net Assets 100.0%		$1,522,161

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $70,785,000 or 4.7% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Schedules of Investments), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,512,816	$—	$—	$1,512,816
Short-Term Investment	—	3,805	—	3,805
Total Investments	$1,512,816	$3,805	$—	$1,516,621

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$101,200	6.6%
Insurance	89,171	5.9%
Machinery	84,451	5.5%
Capital Markets	81,852	5.4%
Trading Companies & Distributors	79,109	5.2%
Chemicals	76,315	5.0%
Pharmaceuticals	75,242	5.0%
Software	67,974	4.5%
Life Sciences Tools & Services	67,391	4.4%
Oil, Gas & Consumable Fuels	65,977	4.3%
Electronic Equipment, Instruments & Components	62,185	4.1%
Professional Services	59,590	3.9%
Diversified Telecommunication Services	54,981	3.6%
Semiconductors & Semiconductor Equipment	54,966	3.6%
Internet Software & Services	42,007	2.8%
Hotels, Restaurants & Leisure	41,889	2.8%
Food & Staples Retailing	41,242	2.7%
Auto Components	38,273	2.5%
Personal Products	37,677	2.5%
Textiles, Apparel & Luxury Goods	27,500	1.8%
Beverages	27,439	1.8%
Building Products	26,963	1.8%
IT Services	24,945	1.6%
Automobiles	23,359	1.5%
Household Products	20,001	1.3%
Industrial Conglomerates	19,571	1.3%
Construction & Engineering	19,247	1.3%
Media	18,471	1.2%
Food Products	16,445	1.1%
Commercial Services & Supplies	16,191	1.1%
Health Care Equipment & Supplies	15,496	1.0%
Electrical Equipment	11,597	0.8%
Thrifts & Mortgage Finance	9,220	0.6%
Aerospace & Defense	8,068	0.5%
Household Durables	6,811	0.4%
Short-Term Investment and Other Assets—Net	9,345	0.6%
	$1,522,161	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 98.4%
Australia 2.0%
Brambles Ltd.	121,298	$866
Insurance Australia Group Ltd.	833,453	3,834
		4,700
Austria 1.2%
Andritz AG	53,850	2,813
Canada 4.2%
Alimentation Couche-Tard, Inc. Class B	74,100	3,295
Home Capital Group, Inc.	80,800	1,610
Peyto Exploration & Development Corp.	81,100	1,659
Suncor Energy, Inc.	100,534	3,130
		9,694
China 2.9%
Alibaba Group Holding Ltd. ADR*	34,100	3,509
Baidu, Inc. ADR*	18,200	3,169
		6,678
Denmark 1.0%
Nets A/S*(a)	135,410	2,287
France 13.1%
Air Liquide SA	22,176	2,394
Arkema SA	31,555	3,059
BNP Paribas SA	39,745	2,321
Elior Group(a)	81,690	1,833
Pernod-Ricard SA	26,445	3,023
Publicis Groupe SA	31,438	2,119
Schneider Electric SE	39,889	2,700
Sodexo SA	22,200	2,435
SPIE SA	119,905	2,896
TOTAL SA	67,631	3,371
Valeo SA	68,025	4,181
		30,332
Germany 9.0%
Brenntag AG	42,030	2,410
Continental AG	14,390	2,919
CTS Eventim AG & Co. KGaA	34,500	1,254
Deutsche Boerse AG*	28,097	2,408
	Number of Shares	Value (000's)
GEA Group AG	36,010	$1,402
Gerresheimer AG	20,375	1,598
Henkel AG & Co. KGaA, Preference Shares	29,755	3,717
SAP SE ADR	55,885	5,207
		20,915
Hong Kong 0.7%
Techtronic Industries Co. Ltd.	439,100	1,572
Israel 3.3%
Bezeq Israeli Telecommunication Corp. Ltd.	1,539,645	2,749
Check Point Software Technologies Ltd.*	49,000	4,846
		7,595
Italy 0.9%
Azimut Holding SpA	125,640	2,110
Japan 12.9%
Daikin Industries Ltd.	30,400	2,886
Kansai Paint Co. Ltd.	176,500	3,428
Kao Corp.	36,200	1,869
Keyence Corp.	13,600	5,261
Kose Corp.	12,800	1,096
Nabtesco Corp.	52,900	1,471
Santen Pharmaceutical Co. Ltd.	204,800	2,935
Shionogi & Co. Ltd.	50,800	2,486
SMC Corp.	12,900	3,657
Sundrug Co. Ltd.	10,900	717
Toyota Motor Corp.	72,500	4,108
		29,914
Netherlands 7.6%
AerCap Holdings NV*	68,100	3,085
ASML Holding NV	49,435	5,994
Heineken NV	21,400	1,766
Koninklijke Ahold Delhaize NV	163,897	3,483
NXP Semiconductors NV*	31,300	3,218
		17,546
	Number of Shares	Value (000's)
Norway 0.5%
Statoil ASA	60,300	$1,067
Spain 0.5%
Banco Bilbao Vizcaya Argentaria SA	170,074	1,113
Sweden 1.5%
Nordea Bank AB	307,700	3,606
Switzerland 12.9%
Cie Financiere Richemont SA	26,045	1,919
Givaudan SA	2,251	4,088
Julius Baer Group Ltd.*	54,440	2,664
Novartis AG	47,801	3,732
Partners Group Holding AG	5,925	3,100
Roche Holding AG	19,836	4,833
SGS SA	2,012	4,277
Sonova Holding AG	18,000	2,364
UBS Group AG	180,750	2,784
		29,761
United Kingdom 19.3%
Aon PLC	39,800	4,603
Barclays PLC	1,120,931	3,150
Bunzl PLC	133,139	3,725
Compass Group PLC	132,040	2,454
DCC PLC	31,515	2,685
Howden Joinery Group PLC	506,725	2,691
Lloyds Banking Group PLC	4,564,411	3,889
Prudential PLC	167,326	3,338
RELX PLC	215,823	4,030
Spectris PLC	88,992	2,683
St. James's Place PLC	196,132	2,568
TalkTalk Telecom Group PLC	810,890	1,769
Travis Perkins PLC	139,725	2,639
Unilever NV	49,500	2,340
Worldpay Group PLC(a)	603,715	2,033
		44,597

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
United States 4.9%
Mobileye NV*	27,500	$1,252
Nielsen Holdings PLC	66,600	2,954
Samsonite International SA	759,400	2,304
Sensata Technologies Holding NV*	57,100	2,344
TE Connectivity Ltd.	32,900	2,450
		11,304
Total Common Stocks (Cost $205,339)		227,604
	Number of Shares	Value (000's)
Short-Term Investment 1.2%
Investment Company 1.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b) (Cost $2,762)	2,761,654	$2,762
Total Investments 99.6% (Cost $208,101)		230,366
Other Assets Less Liabilities 0.4%		944
Net Assets 100.0%		$231,310

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $6,153,000 or 2.7% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$227,604	$—	$—	$227,604
Short-Term Investment	—	2,762	—	2,762
Total Investments	$227,604	$2,762	$—	$230,366

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Trading Companies & Distributors	$14,550	6.3%
Insurance	14,343	6.2%
Banks	14,079	6.1%
Pharmaceuticals	13,986	6.0%
Capital Markets	13,066	5.6%
Chemicals	12,969	5.6%
Software	11,305	4.9%
Professional Services	11,261	4.9%
Electronic Equipment, Instruments & Components	10,394	4.5%
Machinery	9,343	4.0%
Oil, Gas & Consumable Fuels	9,227	4.0%
Semiconductors & Semiconductor Equipment	9,212	4.0%
Food & Staples Retailing	7,495	3.2%
Auto Components	7,100	3.1%
Hotels, Restaurants & Leisure	6,722	2.9%
Internet Software & Services	6,678	2.9%
Personal Products	5,305	2.3%
Electrical Equipment	5,044	2.2%
Beverages	4,789	2.1%
Diversified Telecommunication Services	4,518	2.0%
IT Services	4,320	1.9%
Textiles, Apparel & Luxury Goods	4,223	1.8%
Automobiles	4,108	1.8%
Household Products	3,717	1.6%
Media	3,373	1.4%
Construction & Engineering	2,896	1.2%
Building Products	2,886	1.2%
Industrial Conglomerates	2,685	1.2%
Health Care Equipment & Supplies	2,364	1.0%
Thrifts & Mortgage Finance	1,610	0.7%
Life Sciences Tools & Services	1,598	0.7%
Household Durables	1,572	0.7%
Commercial Services & Supplies	866	0.4%
Short-Term Investment and Other Assets—Net	3,706	1.6%
	$231,310	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 90.6%
Australia 3.7%
Monash IVF Group Ltd.	7,175	$10
nib holdings Ltd.	2,850	12
Reliance Worldwide Corp. Ltd.*	4,450	9
Steadfast Group Ltd.	5,785	11
		42
Austria 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	155	11
Belgium 2.0%
Ion Beam Applications	270	12
Ontex Group NV	355	11
		23
Canada 5.3%
Advantage Oil & Gas Ltd.*	1,000	6
ATS Automation Tooling Systems, Inc.*	1,200	12
Colliers International Group, Inc.	300	15
Kinaxis, Inc.*	300	16
Raging River Exploration, Inc.*	1,550	11
		60
China 0.4%
Noah Holdings Ltd. ADR*	200	5
Denmark 2.8%
Schouw & Co. AB	205	16
Sydbank A/S	425	15
		31
Finland 1.1%
Kemira OYJ	980	12
France 5.2%
Axway Software SA	415	14
Criteo SA ADR*	300	14
Trigano SA	185	17
Virbac SA*	80	14
		59
Germany 5.2%
Jenoptik AG	750	17
SAF-Holland SA	850	12
Stabilus SA	230	13
Washtec AG	265	17
		59
	Number of Shares	Value (000's)
Ireland 1.2%
Greencore Group PLC	4,310	$14
Italy 0.7%
Azimut Holding SpA	470	8
Japan 19.3%
Aeon Delight Co. Ltd.	400	12
Amano Corp.	800	16
Ariake Japan Co. Ltd.	300	17
ASKUL Corp.	300	9
Azbil Corp.	400	13
Chugoku Marine Paints Ltd.	1,900	14
Daifuku Co. Ltd.	700	16
Daikyonishikawa Corp.	800	11
Ichigo, Inc.	3,000	9
Nihon Parkerizing Co. Ltd.	900	11
Okamoto Industries, Inc.	1,000	9
Prestige International, Inc.	1,800	15
Relo Group, Inc.	100	15
Sato Holdings Corp.	600	13
SHO-BOND Holdings Co. Ltd.	300	13
Shoei Co. Ltd.	600	14
Sun Frontier Fudousan Co. Ltd.	1,100	10
		217
Netherlands 3.4%
Corbion NV	505	13
Intertrust NV(a)	705	12
Refresco Group NV(a)	875	13
		38
Norway 2.7%
Borregaard ASA	1,500	17
Skandiabanken ASA*(a)	1,460	13
		30
Singapore 1.1%
Haw Par Corp. Ltd.	1,600	12
	Number of Shares	Value (000's)
Spain 2.5%
Applus Services SA*	1,350	$16
Euskaltel SA(a)	1,325	12
		28
Sweden 4.2%
Byggmax Group AB	1,820	13
Capio AB(a)	1,445	7
Cloetta AB	3,565	14
Thule Group AB(a)	810	13
		47
Switzerland 12.8%
Ascom Holding AG	755	13
Autoneum Holding AG	50	13
Belimo Holding AG	5	17
Bossard Holding AG Class A*	95	16
Comet Holding AG*	10	11
Conzzeta AG	15	12
Interroll Holding AG	10	12
Komax Holding AG	55	14
Tecan Group AG	75	13
u-blox Holding AG*	60	12
VZ Holding AG	35	11
		144
United Kingdom 16.0%
Ascential PLC	3,770	14
Biffa PLC*(a)	4,685	11
Big Yellow Group PLC	1,210	11
Clarkson PLC	285	9
Clinigen Group Plc	1,390	14
CVS Group PLC	750	10
Dechra Pharmaceuticals PLC	620	12
Diploma PLC	1,135	15
Essentra PLC	2,025	14
Johnson Service Group PLC	10,025	14
Restore PLC	3,220	14
RPS Group PLC	6,480	20

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Victoria PLC*	2,025	$11
Volution Group PLC	5,025	11
		180
Total Common Stocks (Cost $928)		1,020
Exchange Traded Fund 4.7%
United States 4.7%
iShares MSCI EAFE Small-Cap ETF (Cost $52)	1,000	53
	Number of Shares	Value (000's)
Short-Term Investment 3.2%
Investment Company 3.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b) (Cost $36)	36,011	$36
Total Investments 98.5% (Cost $1,016)		1,109
Other Assets Less Liabilities 1.5%		17
Net Assets 100.0%		$1,126

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2017, these securities amounted to approximately $81,000 or 7.2% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,020	$—	$—	$1,020
Exchange Traded Fund	53	—	—	53
Short-Term Investment	—	36	—	36
Total Investments	$1,073	$36	$—	$1,109

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the period ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Commercial Services & Supplies	$99	8.8%
Machinery	96	8.5%
Chemicals	90	8.0%
Food Products	61	5.4%
Electronic Equipment, Instruments & Components	57	5.1%
Exchange Traded Fund	53	4.7%
Auto Components	50	4.4%
Real Estate Management & Development	49	4.3%
Pharmaceuticals	38	3.4%
Building Products	37	3.3%
Trading Companies & Distributors	31	2.7%
Leisure Products	30	2.6%
Software	30	2.6%
Banks	28	2.5%
Professional Services	28	2.5%
Life Sciences Tools & Services	27	2.4%
Capital Markets	24	2.1%
Insurance	23	2.0%
Oil, Gas & Consumable Fuels	17	1.5%
Health Care Providers & Services	17	1.5%
Internet Software & Services	14	1.2%
Media	14	1.2%
Beverages	13	1.2%
Communications Equipment	13	1.2%
Construction & Engineering	13	1.2%
Specialty Retail	13	1.2%
Diversified Telecommunication Services	12	1.1%
Health Care Equipment & Supplies	12	1.1%
Semiconductors & Semiconductor Equipment	12	1.1%
Equity Real Estate Investment Trust	11	1.0%
Household Durables	11	1.0%
Energy Equipment & Services	11	1.0%
Personal Products	11	1.0%
Biotechnology	10	0.9%
Internet & Catalog Retail	9	0.8%
Marine	9	0.8%
Short-Term Investment and Other Assets—Net	53	4.7%
	$1,126	100.0%
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 92.6%
Aerospace & Defense 9.1%
Aerovironment, Inc.*	309,059	$8,351
KEYW Holding Corp.*	1,170,506	11,611
Mercury Systems, Inc.*	489,260	18,279
Spirit AeroSystems Holdings, Inc. Class A	175,190	10,793
Teledyne Technologies, Inc.*	63,252	8,312
Textron, Inc.	185,639	8,781
		66,127
Banks 6.5%
Alimco Financial Corp.*	82,370	73
BankUnited, Inc.	228,604	9,060
Comerica, Inc.	128,274	9,143
Huntington Bancshares, Inc.	776,130	10,975
TCF Financial Corp.	526,600	9,163
Texas Capital Bancshares, Inc.*	96,895	8,638
		47,052
Building Products 0.5%
Owens Corning	63,500	3,714
Commercial Services & Supplies 2.7%
Clean Harbors, Inc.*	186,814	10,828
Covanta Holding Corp.	554,300	8,979
		19,807
Communications Equipment 7.3%
ARRIS International PLC*	617,369	15,928
Ciena Corp.*	498,283	13,125
Infinera Corp.*	1,275,600	13,840
Sonus Networks, Inc.*	617,700	3,644
Viavi Solutions, Inc.*	591,500	5,927
		52,464
	Number of Shares	Value (000's)
Construction & Engineering 2.1%
KBR, Inc.	613,700	$9,236
Valmont Industries, Inc.	39,300	6,180
		15,416
Containers & Packaging 4.1%
Avery Dennison Corp.	176,736	14,265
Crown Holdings, Inc.*	281,100	15,064
		29,329
Electronic Equipment, Instruments & Components 4.1%
II-VI, Inc.*	90,730	3,230
Itron, Inc.*	155,731	10,076
Maxwell Technologies, Inc.*	606,500	3,081
OSI Systems, Inc.*	107,700	8,123
VeriFone Systems, Inc.*	254,890	5,268
		29,778
Energy Equipment & Services 1.0%
ION Geophysical Corp.*	49,731	266
McDermott International, Inc.*	376,700	2,773
TETRA Technologies, Inc.*	893,792	4,013
		7,052
Equity Real Estate Investment Trusts 1.5%
InfraREIT, Inc.	193,700	3,225
Uniti Group, Inc.	266,000	7,706
		10,931
Health Care Equipment & Supplies 2.5%
Accuray, Inc.*	1,417,739	7,301
Analogic Corp.	78,300	6,448
AtriCure, Inc.*	58,177	1,062
Haemonetics Corp.*	91,500	3,416
		18,227
Health Care Providers & Services 1.9%
Acadia Healthcare Co., Inc.*	123,100	5,505
Molina Healthcare, Inc.*	167,061	8,104
		13,609
	Number of Shares	Value (000's)
Health Care Technology 1.7%
Allscripts Healthcare Solutions, Inc.*	999,300	$12,172
Independent Power and Renewable Electricity Producers 3.2%
Atlantic Power Corp.*	1,365,858	3,210
Dynegy, Inc.*	310,400	2,495
NRG Energy, Inc.	466,900	7,732
Ormat Technologies, Inc.	171,941	9,479
		22,916
IT Services 7.4%
Acxiom Corp.*	379,800	10,832
CoreLogic, Inc.*	409,225	16,038
DST Systems, Inc.	82,819	9,905
NeuStar, Inc. Class A*	512,909	17,003
		53,778
Life Sciences Tools & Services 3.9%
Charles River Laboratories International, Inc.*	229,571	19,965
Fluidigm Corp.*	483,659	3,173
Luminex Corp.*	283,900	5,275
		28,413
Machinery 3.5%
Harsco Corp.*	510,400	7,197
ITT, Inc.	125,400	5,137
Manitowoc Co., Inc.*	693,600	4,217
Meritor, Inc.*	366,650	5,995
Twin Disc, Inc.*	169,357	3,099
		25,645
Marine 0.2%
Danaos Corp.*	536,159	1,287
Metals & Mining 1.6%
Cliffs Natural Resources, Inc.*	1,075,300	11,463
Pharmaceuticals 0.4%
Intersect ENT, Inc.*	214,326	2,915
Road & Rail 3.2%
Avis Budget Group, Inc.*	381,600	13,196
Ryder System, Inc.	134,604	10,250
		23,446

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 9.5%
CEVA, Inc.*	145,200	$4,850
Cypress Semiconductor Corp.	577,635	7,665
FormFactor, Inc.*	620,603	6,609
MACOM Technology Solutions Holdings, Inc.*	276,263	12,733
Mellanox Technologies Ltd.*	269,750	13,056
Rambus, Inc.*	1,085,044	13,628
Veeco Instruments, Inc.*	370,000	10,120
		68,661
Software 10.2%
Covisint Corp.*	999,205	1,998
FireEye, Inc.*	674,800	7,598
Nuance Communications, Inc.*	957,800	16,311
Seachange International, Inc.*	770,067	1,918
Silver Spring Networks, Inc.*	796,176	9,761
	Number of Shares	Value (000's)
TiVo Corp.	747,230	$13,824
VASCO Data Security International, Inc.*	271,400	3,528
Verint Systems, Inc.*	498,661	18,825
		73,763
Specialty Retail 3.0%
Express, Inc.*	398,200	4,476
New York & Co., Inc.*	288,900	664
Office Depot, Inc.	1,073,267	4,476
RH*	205,924	6,268
Select Comfort Corp.*	235,900	5,541
		21,425
Technology Hardware, Storage & Peripherals 0.2%
Quantum Corp.*	1,768,800	1,539
Textiles, Apparel & Luxury Goods 1.3%
Crocs, Inc.*	464,400	3,088
Deckers Outdoor Corp.*	120,100	6,345
		9,433
Total Common Stocks (Cost $566,817)		670,362
	Number of Shares	Value (000's)
Convertible Preferred Stock 0.4%
Independent Power and Renewable Electricity Producers 0.4%
Dynegy, Inc., 7.00%, due 7/1/19 (Cost $5,199)	51,100	$3,117
Short-Term Investment 6.2%
Investment Company 6.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a) (Cost $44,781)	44,780,793	44,781
Total Investments 99.2% (Cost $616,797)		718,260
Other Assets Less Liabilities 0.8%		5,764
Net Assets 100.0%		$724,024

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$670,362	$—	$—	$670,362
Convertible Preferred Stock(a)	3,117	—	—	3,117
Short-Term Investment	—	44,781	—	44,781
Total Investments	$673,479	$44,781	$—	$718,260

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 90.7%
Airlines 1.2%
Delta Air Lines, Inc.	345,357	$17,244
Banks 21.6%
Bank of America Corp.	1,191,853	29,415
BB&T Corp.	312,424	15,065
Citigroup, Inc.	1,010,006	60,408
Commerce Bancshares, Inc.	72,357	4,271
JPMorgan Chase & Co.	793,050	71,866
KeyCorp	461,852	8,669
M&T Bank Corp.	177,919	29,707
PNC Financial Services Group, Inc.	300,502	38,233
SunTrust Banks, Inc.	250,389	14,896
Synovus Financial Corp.	101,680	4,293
U.S. Bancorp	270,225	14,862
Wells Fargo & Co.	501,799	29,044
		320,729
Beverages 0.5%
Coca-Cola Co.	183,308	7,692
Biotechnology 0.1%
Celgene Corp.*	12,363	1,527
Capital Markets 7.4%
Bank of New York Mellon Corp.	1,070,500	50,463
CME Group, Inc.	203,381	24,703
Goldman Sachs Group, Inc.	140,386	34,824
		109,990
Communications Equipment 1.0%
Cisco Systems, Inc.	435,891	14,899
Containers & Packaging 0.6%
Crown Holdings, Inc.*	94,553	5,067
Sealed Air Corp.	89,909	4,179
		9,246
Diversified Telecommunication Services 2.4%
AT&T, Inc.	397,131	16,596
Verizon Communications, Inc.	391,880	19,449
		36,045
	Number of Shares	Value (000's)
Electric Utilities 2.8%
American Electric Power Co., Inc.	163,417	$10,944
Exelon Corp.	844,832	31,014
		41,958
Electrical Equipment 3.3%
AMETEK, Inc.	56,689	3,060
Eaton Corp. PLC	640,170	46,079
		49,139
Energy Equipment & Services 1.5%
Schlumberger Ltd.	277,581	22,306
Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc.	541,482	38,407
Whole Foods Market, Inc.	215,238	6,602
		45,009
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	190,615	8,593
Danaher Corp.	70,306	6,015
Medtronic PLC	134,874	10,912
Zimmer Biomet Holdings, Inc.	125,375	14,679
		40,199
Health Care Providers & Services 0.2%
Tenet Healthcare Corp.*	136,040	2,626
Hotels, Restaurants & Leisure 5.3%
Carnival Corp.	1,059,550	59,282
McDonald's Corp.	154,394	19,708
		78,990
Household Durables 0.0%
Whirlpool Corp.	784	140
Household Products 3.2%
Procter & Gamble Co.	518,918	47,258
Industrial Conglomerates 1.9%
3M Co.	8,054	1,501
General Electric Co.	868,922	25,902
		27,403
	Number of Shares	Value (000's)
Insurance 3.4%
Athene Holding Ltd. Class A*	125,515	$6,523
Chubb Ltd.	44,245	6,113
Lincoln National Corp.	412,626	28,950
MetLife, Inc.	181,633	9,525
		51,111
Machinery 4.7%
Caterpillar, Inc.	250,650	24,228
Illinois Tool Works, Inc.	56,645	7,478
Joy Global, Inc.	1,155,271	32,567
WABCO Holdings, Inc.*	51,339	5,764
		70,037
Media 0.2%
Discovery Communications, Inc. Class C*	105,993	2,975
Metals & Mining 6.4%
BHP Billiton Ltd. ADR	827,254	31,287
Newmont Mining Corp.	1,857,563	63,603
		94,890
Multiline Retail 0.8%
Target Corp.	211,956	12,457
Oil, Gas & Consumable Fuels 7.2%
Cabot Oil & Gas Corp.	746,285	16,344
EOG Resources, Inc.	181,492	17,603
Exxon Mobil Corp.	768,402	62,486
Kinder Morgan, Inc.	278,622	5,937
Phillips 66	65,810	5,146
		107,516
Pharmaceuticals 6.9%
Johnson & Johnson	231,316	28,269
Merck & Co., Inc.	509,161	33,539
Pfizer, Inc.	1,175,275	40,100
		101,908

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 0.7%
NXP Semiconductors NV*	92,578	$9,518
Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.	229,962	17,679
Textiles, Apparel & Luxury Goods 0.5%
Ralph Lauren Corp.	90,989	7,218
Total Common Stocks (Cost $1,129,952)		1,347,709
	Number of Shares	Value (000's)
Short-Term Investment 10.4%
Investment Company 10.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(a) (Cost $154,857)	154,857,024	$154,857
Total Investments 101.1%	1,502,566 (Cost $1,284,809)
Other Assets Less Liabilities (1.1)%		(16,255)
Net Assets 100.0%		$1,486,311

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,347,709	$—	$—	$1,347,709
Short-Term Investment	—	154,857	—	154,857
Total Investments	$1,347,709	$154,857	$—	$1,502,566

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 95.7%
Aerospace & Defense 0.3%
KLX, Inc.*	65,000	$3,272
Airlines 1.2%
Alaska Air Group, Inc.	135,000	13,206
Automobiles 0.5%
Thor Industries, Inc.	50,000	5,541
Banks 3.2%
Comerica, Inc.	95,000	6,772
Signature Bank*	90,000	14,176
SVB Financial Group*	80,000	15,271
		36,219
Biotechnology 4.5%
BioMarin Pharmaceutical, Inc.*	75,000	7,045
Incyte Corp.*	165,000	21,962
Neurocrine Biosciences, Inc.*	240,000	10,598
TESARO, Inc.*	60,000	11,302
		50,907
Capital Markets 3.5%
Affiliated Managers Group, Inc.	50,000	8,396
CBOE Holdings, Inc.	182,500	14,244
Raymond James Financial, Inc.	210,000	16,498
		39,138
Chemicals 3.9%
RPM International, Inc.	204,500	10,898
Scotts Miracle-Gro Co.	133,500	12,099
Sensient Technologies Corp.	170,000	13,590
WR Grace & Co.	100,000	7,084
		43,671
Commercial Services & Supplies 2.1%
Cintas Corp.	90,000	10,621
Waste Connections, Inc.	150,000	13,108
		23,729
Communications Equipment 2.3%
Finisar Corp.*	100,000	3,348
Harris Corp.	65,000	7,143
	Number of Shares	Value (000's)
Lumentum Holdings, Inc.*	145,000	$6,656
Motorola Solutions, Inc.	115,000	9,082
		26,229
Distributors 1.0%
LKQ Corp.*	360,000	11,369
Diversified Consumer Services 2.0%
Bright Horizons Family Solutions, Inc.*	162,000	11,196
Service Corp. International	350,000	10,755
		21,951
Electrical Equipment 0.5%
Rockwell Automation, Inc.	35,000	5,289
Electronic Equipment, Instruments & Components 4.1%
Amphenol Corp. Class A	209,500	14,500
CDW Corp.	282,500	16,639
Cognex Corp.	93,000	7,143
Trimble, Inc.*	235,000	7,292
		45,574
Energy Equipment & Services 0.4%
U.S. Silica Holdings, Inc.	100,000	5,057
Food Products 2.7%
Conagra Brands, Inc.	135,000	5,563
Lamb Weston Holdings, Inc.	130,000	5,095
Pinnacle Foods, Inc.	235,000	13,426
Post Holdings, Inc.*	77,500	6,345
		30,429
Health Care Equipment & Supplies 9.3%
ABIOMED, Inc.*	80,000	9,438
C.R. Bard, Inc.	50,000	12,262
Edwards Lifesciences Corp.*	100,000	9,404
Hill-Rom Holdings, Inc.	125,000	8,306
Hologic, Inc.*	125,000	5,072
	Number of Shares	Value (000's)
Integra LifeSciences Holdings Corp.*	200,000	$8,548
Nevro Corp.*	110,000	10,559
NuVasive, Inc.*	235,000	17,569
Penumbra, Inc.*	125,000	9,600
Wright Medical Group NV*	500,000	13,940
		104,698
Health Care Providers & Services 2.6%
Centene Corp.*	127,500	8,989
Envision Healthcare Corp.*	125,000	8,750
HealthSouth Corp.	270,000	11,426
		29,165
Hotels, Restaurants & Leisure 3.3%
Aramark	272,500	9,739
MGM Resorts International*	400,000	10,516
Red Rock Resorts, Inc. Class A	350,000	7,690
Vail Resorts, Inc.	50,000	9,059
		37,004
Household Durables 1.4%
Newell Brands, Inc.	320,000	15,690
Industrial Conglomerates 1.5%
Roper Technologies, Inc.	80,000	16,736
Insurance 1.6%
Assurant, Inc.	120,000	11,880
Athene Holding Ltd. Class A*	125,000	6,496
		18,376
Internet & Catalog Retail 0.8%
Expedia, Inc.	77,000	9,166
Internet Software & Services 2.3%
CoStar Group, Inc.*	82,500	16,762
MercadoLibre, Inc.	42,500	8,962
		25,724

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
IT Services 5.6%
CSRA, Inc.	290,000	$8,648
Euronet Worldwide, Inc.*	130,000	10,761
Fiserv, Inc.*	116,500	13,444
Global Payments, Inc.	140,000	11,157
Vantiv, Inc. Class A*	290,000	18,960
		62,970
Life Sciences Tools & Services 0.5%
Bio-Rad Laboratories, Inc. Class A*	30,000	5,839
Machinery 3.6%
Fortive Corp.	175,000	10,089
IDEX Corp.	130,000	11,985
Milacron Holdings Corp.*	359,700	6,532
Stanley Black & Decker, Inc.	90,000	11,443
		40,049
Media 0.7%
DISH Network Corp. Class A*	135,000	8,370
Multiline Retail 0.7%
Dollar Tree, Inc.*	100,000	7,668
Oil, Gas & Consumable Fuels 1.7%
Concho Resources, Inc.*	85,500	11,324
Diamondback Energy, Inc.*	77,500	7,817
		19,141
Pharmaceuticals 1.9%
Jazz Pharmaceuticals PLC*	32,500	4,310
Zoetis, Inc.	330,000	17,592
		21,902
Professional Services 1.5%
WageWorks, Inc.*	223,500	17,209
Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	140,000	13,744
Old Dominion Freight Line, Inc.*	80,000	7,341
		21,085
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 5.9%
Lam Research Corp.	105,000	$12,447
MACOM Technology Solutions Holdings, Inc.*	225,000	10,370
Microchip Technology, Inc.	65,000	4,714
Microsemi Corp.*	230,000	11,919
Monolithic Power Systems, Inc.	150,000	13,195
NVIDIA Corp.	130,000	13,192
		65,837
Software 6.1%
Activision Blizzard, Inc.	290,000	13,088
Electronic Arts, Inc.*	150,000	12,975
Guidewire Software, Inc.*	107,500	5,874
Proofpoint, Inc.*	147,500	11,618
ServiceNow, Inc.*	125,500	10,908
Tyler Technologies, Inc.*	40,000	6,066
Ultimate Software Group, Inc.*	40,000	7,736
		68,265
Specialty Retail 7.3%
Burlington Stores, Inc.*	233,000	20,739
Five Below, Inc.*	175,000	6,746
O'Reilly Automotive, Inc.*	62,500	16,982
Ross Stores, Inc.	297,500	20,403
Tractor Supply Co.	120,000	8,509
Ulta Beauty, Inc.*	34,000	9,297
		82,676
	Number of Shares	Value (000's)
Trading Companies & Distributors 2.3%
HD Supply Holdings, Inc.*	210,000	$9,030
United Rentals, Inc.*	72,500	9,282
W.W. Grainger, Inc.	30,000	7,439
		25,751
Wireless Telecommunication Services 1.0%
T-Mobile US, Inc.*	185,000	11,568
Total Common Stocks (Cost $814,991)		1,076,470
Exchange Traded Fund 0.9%
iShares Russell Mid-Cap Growth ETF (Cost $9,621)	100,000	10,346
Short-Term Investment 3.4%
Investment Company 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(a) (Cost $37,624)	37,623,830	37,624
Total Investments 100.0% (Cost $862,236)		1,124,440
Other Assets Less Liabilities 0.0%		397
Net Assets 100.0%		$1,124,837

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,076,470	$—	$—	$1,076,470
Exchange Traded Fund	10,346	—	—	10,346
Short-Term Investment	—	37,624	—	37,624
Total Investments	$1,086,816	$37,624	$—	$1,124,440

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 98.5%
Aerospace & Defense 9.5%
B/E Aerospace, Inc.	37,600	$2,391
General Dynamics Corp.	15,650	2,971
Orbital ATK, Inc.	22,900	2,116
Spirit AeroSystems Holdings, Inc. Class A	23,100	1,423
		8,901
Airlines 2.2%
American Airlines Group, Inc.	44,300	2,054
Banks 7.1%
BankUnited, Inc.	81,300	3,222
BB&T Corp.	30,600	1,476
Comerica, Inc.	27,700	1,974
		6,672
Building Products 2.5%
Johnson Controls International PLC	55,008	2,307
Capital Markets 2.0%
State Street Corp.	24,100	1,921
Chemicals 4.2%
Ashland Global Holdings, Inc.	20,400	2,461
Valvoline, Inc.	68,500	1,536
		3,997
Commercial Services & Supplies 2.3%
Covanta Holding Corp.	136,100	2,205
Construction & Engineering 3.0%
Valmont Industries, Inc.	18,200	2,862
Containers & Packaging 1.8%
Avery Dennison Corp.	20,700	1,671
Electric Utilities 1.5%
Edison International	18,100	1,443
Electronic Equipment, Instruments & Components 3.0%
Flex Ltd.*	90,000	1,484
Itron, Inc.*	20,900	1,352
		2,836
Equity Real Estate Investment Trusts 4.1%
Colony Starwood Homes	56,860	1,871
Starwood Property Trust, Inc.	86,200	1,970
		3,841
	Number of Shares	Value (000's)
Food & Staples Retailing 3.9%
Whole Foods Market, Inc.	120,300	$3,690
Health Care Equipment & Supplies 3.3%
Zimmer Biomet Holdings, Inc.	26,400	3,091
Hotels, Restaurants & Leisure 1.2%
Wyndham Worldwide Corp.	13,200	1,099
Household Durables 1.5%
Whirlpool Corp.	7,900	1,411
Independent Power and Renewable Electricity Producers 1.7%
AES Corp.	141,200	1,627
IT Services 3.9%
Amdocs Ltd.	31,000	1,880
Teradata Corp.*	58,400	1,816
		3,696
Life Sciences Tools & Services 1.9%
Quintiles IMS Holdings, Inc.*	23,100	1,788
Media 2.7%
CBS Corp. Class B	20,900	1,378
Lions Gate Entertainment Corp. Class A	21,600	578
Lions Gate Entertainment Corp. Class B*	21,600	539
		2,495
Multi-Utilities 2.0%
CenterPoint Energy, Inc.	69,400	1,896
Multiline Retail 1.1%
Macy's, Inc.	32,200	1,070
Oil, Gas & Consumable Fuels 7.2%
Cabot Oil & Gas Corp.	80,000	1,752
Devon Energy Corp.	41,100	1,782
ONEOK, Inc.	35,600	1,924
Williams Cos., Inc.	48,200	1,366
		6,824
Pharmaceuticals 4.0%
Perrigo Co. PLC	26,900	2,011
Teva Pharmaceutical Industries Ltd. ADR	50,900	1,783 3,794
Road & Rail 2.1%
Avis Budget Group, Inc.*	56,100	1,940
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 5.8%
ON Semiconductor Corp.*	188,500	$2,852
Skyworks Solutions, Inc.	27,900	2,645
		5,497
Software 4.9%
Check Point Software Technologies Ltd.*	23,800	2,354
Nuance Communications, Inc.*	129,900	2,212
		4,566
Specialty Retail 1.9%
Best Buy Co., Inc.	19,500	861
Office Depot, Inc.	212,100	884
		1,745
Technology Hardware, Storage & Peripherals 3.1%
Western Digital Corp.	37,436	2,878
Trading Companies & Distributors 3.1%
AerCap Holdings NV*	63,400	2,872
Total Common Stocks (Cost $75,683)		92,689
Rights 0.0%
Food & Staples Retailing 0.0%
Safeway, Inc. (Casa Ley)*(a)(b)	21,100	5
Safeway, Inc. (Property Development Centers)*(a)(b)	21,100	1
Total Rights (Cost $22)		6
Short-Term Investment 0.3%
Investment Company 0.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(c) (Cost $314)	314,274	314
Total Investments 98.8% (Cost $76,019)		93,009
Other Assets Less Liabilities 1.2%		1,125
Net Assets 100.0%		$94,134

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Illiquid Security.

(b)  Security fair valued as of February 28, 2017 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at February 28, 2017, amounted to approximately $6,000, which represents approximately 0.0% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$92,689	$—	$—	$92,689
Rights(a)	—	—	6	6
Short-Term Investment	—	314	—	314
Total Investments	$92,689	$314	$6	$93,009

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2017
(000's omitted) Investments in Securities:
Rights(c)
Food & Staples Retailing	$6	$—	$—	$—	$—	$—	$—	$—	$6	$—
Total	$6	$—	$—	$—	$—	$—	$—	$—	$6	$—

(c)  As of the six months ended February 28, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 99.3%
Aerospace & Defense 3.7%
Boeing Co.	170,000	$30,639
Raytheon Co.	245,000	37,767
		68,406
Banks 5.6%
JPMorgan Chase & Co.	1,150,000	104,213
Capital Markets 12.5%
Charles Schwab Corp.	1,400,000	56,574
Goldman Sachs Group, Inc.	420,000	104,185
Intercontinental Exchange, Inc.	1,265,000	72,270
		233,029
Chemicals 2.2%
Methanex Corp.	530,000	27,030
Scotts Miracle-Gro Co.	160,000	14,501
		41,531
Communications Equipment 8.2%
Cisco Systems, Inc.	2,070,000	70,752
Motorola Solutions, Inc.	1,040,000	82,129
		152,881
Containers & Packaging 2.7%
Sealed Air Corp.	1,062,000	49,362
Diversified Financial Services 5.0%
Berkshire Hathaway, Inc. Class B*	545,000	93,424
Electrical Equipment 1.5%
Rockwell Automation, Inc.	190,000	28,709
Energy Equipment & Services 2.7%
Schlumberger Ltd.	630,000	50,627
Food & Staples Retailing 2.3%
US Foods Holding Corp.*	1,560,000	42,978
	Number of Shares	Value (000's)
Food Products 1.8%
Mondelez International, Inc. Class A	780,000	$34,258
Health Care Equipment & Supplies 2.2%
Hill-Rom Holdings, Inc.	630,000	41,864
Health Care Providers & Services 9.9%
Aetna, Inc.	290,000	37,340
Cardinal Health, Inc.	475,000	38,651
HCA Holdings, Inc.*	873,600	76,213
Henry Schein, Inc.*	190,000	32,596
		184,800
Hotels, Restaurants & Leisure 1.1%
Bloomin' Brands, Inc.	1,145,000	19,568
Industrial Conglomerates 2.6%
3M Co.	262,000	48,824
Insurance 2.3%
Chubb Ltd.	310,000	42,833
Internet Software & Services 5.4%
Alphabet, Inc. Class C*	100,000	82,321
eBay, Inc.*	555,000	18,814
		101,135
IT Services 2.5%
PayPal Holdings, Inc.*	1,100,000	46,200
Machinery 3.5%
Stanley Black & Decker, Inc.	515,000	65,482
Media 0.2%
Twenty-First Century Fox, Inc. Class A	100,000	2,992
Oil, Gas & Consumable Fuels 3.1%
Cabot Oil & Gas Corp.	850,000	18,615
EOG Resources, Inc.	400,000	38,796
		57,411
	Number of Shares	Value (000's)
Pharmaceuticals 4.0%
Allergan PLC	60,000	$14,689
Pfizer, Inc.	1,750,000	59,710
		74,399
Road & Rail 1.6%
CSX Corp.	615,000	29,864
Software 5.9%
Activision Blizzard, Inc.	950,000	42,873
Microsoft Corp.	70,000	4,479
Symantec Corp.	2,200,000	62,854
		110,206
Technology Hardware, Storage & Peripherals 5.9%
Apple, Inc.	421,000	57,673
NCR Corp.*	1,075,000	51,675
		109,348
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc. Class B	305,000	17,434
Total Common Stocks (Cost $1,221,541)		1,851,778
Short-Term Investment 0.8%
Investment Company 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a) (Cost $14,815)	14,815,123	14,815
Total Investments 100.1% (Cost $1,236,356)		1,866,593
Other Assets Less Liabilities (0.1)%		(964)
Net Assets 100.0%		$1,865,629

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,851,778	$—	$—	$1,851,778
Short-Term Investment	—	14,815	—	14,815
Total Investments	$1,851,778	$14,815	$—	$1,866,593

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 98.6%
Apartments 11.9%
Apartment Investment & Management Co. Class A	238,075	$11,078
AvalonBay Communities, Inc.	32,192	5,916
Equity Residential	316,150	19,940
Essex Property Trust, Inc.	70,775	16,611
Mid-America Apartment Communities, Inc.	139,347	14,315
		67,860
Data Centers 6.3%
CoreSite Realty Corp.	102,275	9,212
CyrusOne, Inc.	187,025	9,519
Equinix, Inc.	44,659	16,795
		35,526
Diversified 3.9%
Vornado Realty Trust	202,198	22,216
Free Standing 2.1%
National Retail Properties, Inc.	263,925	11,940
Health Care 8.9%
HCP, Inc.	376,950	12,360
Healthcare Trust of America, Inc. Class A	227,075	7,305
OMEGA Healthcare Investors, Inc.	160,025	5,224
Ventas, Inc.	170,055	11,062
Welltower, Inc.	209,265	14,728
		50,679
Hotels, Restaurants & Leisure 3.2%
Marriott International, Inc. Class A	209,040	18,184
	Number of Shares	Value (000's)
Industrial 4.7%
DCT Industrial Trust, Inc.	173,300	$8,291
Prologis, Inc.	363,438	18,553
		26,844
Infrastructure 9.2%
American Tower Corp.	279,000	32,027
Crown Castle International Corp.	215,025	20,111
		52,138
Manufactured Homes 2.0%
Equity LifeStyle Properties, Inc.	143,385	11,416
Office 11.9%
Boston Properties, Inc.	135,609	18,854
Corporate Office Properties Trust	227,275	7,748
Douglas Emmett, Inc.	199,000	8,028
Highwoods Properties, Inc.	216,800	11,380
Kilroy Realty Corp.	103,350	7,973
SL Green Realty Corp.	119,475	13,462
		67,445
Real Estate Management & Development 2.0%
Brookfield Asset Management, Inc. Class A	311,940	11,258
Regional Malls 10.2%
GGP, Inc.	538,757	13,394
Pennsylvania REIT	283,225	4,673
Simon Property Group, Inc.	217,198	40,051
		58,118
Self Storage 6.2%
Extra Space Storage, Inc.	150,515	11,919
Public Storage	102,325	23,275
		35,194
	Number of Shares	Value (000's)
Shopping Centers 6.4%
Federal Realty Investment Trust	53,900	$7,585
Kimco Realty Corp.	509,795	12,363
Kite Realty Group Trust	214,450	4,857
Regency Centers Corp.	161,007	11,327
		36,132
Single Family Homes 4.3%
American Homes 4 Rent Class A	341,175	8,110
Colony Starwood Homes	251,900	8,287
Invitation Homes, Inc.*	364,525	7,943
		24,340
Specialty 1.5%
EPR Properties	107,550	8,277
Timber 3.9%
Weyerhaeuser Co.	656,399	22,134
Total Common Stocks (Cost $517,833)		559,701
Short-Term Investment 0.6%
Investment Company 0.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(a) (Cost $3,336)	3,336,377	3,336
Total Investments 99.2% (Cost $521,169)		563,037
Other Assets Less Liabilities 0.8%		4,434
Net Assets 100.0%		$567,471

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$559,701	$—	$—	$559,701
Short-Term Investment	—	3,336	—	3,336
Total Investments	$559,701	$3,336	$—	$563,037

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 91.5%
Aerospace & Defense 3.2%
HEICO Corp. Class A	16,000	$1,135
KLX, Inc.*	21,500	1,083
		2,218
Auto Components 2.1%
Dorman Products, Inc.*	11,000	860
LCI Industries	5,500	592
		1,452
Banks 4.3%
BNC Bancorp	29,000	1,042
Seacoast Banking Corp. of Florida*	48,500	1,127
Webster Financial Corp.	15,000	824
		2,993
Beverages 0.7%
MGP Ingredients, Inc.	11,000	487
Biotechnology 9.0%
ACADIA Pharmaceuticals, Inc.*	17,885	682
Agenus, Inc.*	72,500	307
Exelixis, Inc.*	9,000	194
Fate Therapeutics, Inc.*	78,600	337
Ignyta, Inc.*	50,000	440
Loxo Oncology, Inc.*	10,000	444
Neurocrine Biosciences, Inc.*	25,000	1,104
PTC Therapeutics, Inc.*	5,500	75
Puma Biotechnology, Inc.*	3,000	110
Sage Therapeutics, Inc.*	9,000	607
Spark Therapeutics, Inc.*	4,000	255
Sunesis Pharmaceuticals, Inc.*	140,555	592
TESARO, Inc.*	5,000	942
Xenon Pharmaceuticals, Inc.*	15,600	125
		6,214
	Number of Shares	Value (000's)
Building Products 0.8%
Gibraltar Industries, Inc.*	14,000	$580
Capital Markets 1.6%
MarketAxess Holdings, Inc.	5,500	1,074
Chemicals 2.3%
GCP Applied Technologies, Inc.*	10,000	263
Sensient Technologies Corp.	17,000	1,359
		1,622
Commercial Services & Supplies 1.7%
Healthcare Services Group, Inc.	28,000	1,159
Communications Equipment 1.7%
Finisar Corp.*	10,000	335
Lumentum Holdings, Inc.*	18,000	826
		1,161
Containers & Packaging 0.9%
Greif, Inc. Class A	11,000	627
Diversified Consumer Services 1.5%
Bright Horizons Family Solutions, Inc.*	15,000	1,037
Electrical Equipment 0.9%
Generac Holdings, Inc.*	16,000	625
Energy Equipment & Services 0.5%
U.S. Silica Holdings, Inc.	7,500	379
Equity Real Estate Investment Trusts 0.6%
CyrusOne, Inc.	7,500	382
Health Care Equipment & Supplies 11.8%
ABIOMED, Inc.*	7,000	826
Cardiovascular Systems, Inc.*	34,000	966
iRhythm Technologies, Inc.*	6,000	231
K2M Group Holdings, Inc.*	37,500	752
Nevro Corp.*	10,000	960
NuVasive, Inc.*	21,000	1,570
Oxford Immunotec Global PLC*	51,257	692
Penumbra, Inc.*	4,500	346
Wright Medical Group NV*	54,000	1,505
	Number of Shares	Value (000's)
Zosano Pharma Corp.*	100,000	$268
		8,116
Health Care Providers & Services 1.1%
Acadia Healthcare Co., Inc.*	17,000	760
Hotels, Restaurants & Leisure 4.1%
Cheesecake Factory, Inc.	8,000	488
Red Rock Resorts, Inc. Class A	34,500	758
Texas Roadhouse, Inc.	12,000	508
Vail Resorts, Inc.	6,000	1,087
		2,841
Household Durables 0.9%
Cavco Industries, Inc.*	5,000	596
Insurance 1.2%
Primerica, Inc.	10,000	808
Internet Software & Services 2.8%
Q2 Holdings, Inc.*	22,500	809
Wix.com Ltd.*	18,000	1,121
		1,930
IT Services 1.1%
Euronet Worldwide, Inc.*	9,000	745
Life Sciences Tools & Services 1.6%
PRA Health Sciences, Inc.*	18,500	1,092
Machinery 3.5%
Colfax Corp.*	13,000	495
John Bean Technologies Corp.	10,000	894
Kennametal Inc.	14,000	519
Milacron Holdings Corp.*	28,000	508
		2,416
Marine 0.7%
Kirby Corp.*	7,500	519
Media 1.1%
Cable One, Inc.	1,250	782
Multiline Retail 1.0%
Ollie's Bargain Outlet Holdings, Inc.*	23,000	721
Oil, Gas & Consumable Fuels 1.8%
Jagged Peak Energy, Inc.*	46,500	640
Matador Resources Co.*	25,000	602
		1,242

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Pharmaceuticals 1.3%
Clearside Biomedical, Inc.*	57,500	$451
GW Pharmaceuticals PLC ADR*	2,200	275
Pacira Pharmaceuticals, Inc.*	4,000	175
		901
Professional Services 2.0%
WageWorks, Inc.*	17,500	1,347
Road & Rail 1.5%
Genesee & Wyoming, Inc. Class A*	14,000	1,038
Semiconductors & Semiconductor Equipment 6.2%
Inphi Corp.*	23,000	1,080
MACOM Technology Solutions Holdings, Inc.*	27,500	1,267
Microsemi Corp.*	13,000	674
Monolithic Power Systems, Inc.	14,500	1,275
		4,296
	Number of Shares	Value (000's)
Software 10.7%
Descartes Systems Group, Inc.*	43,500	$916
Ellie Mae, Inc.*	6,500	621
Gigamon, Inc.*	20,000	681
Guidewire Software, Inc.*	6,500	355
Proofpoint, Inc.*	20,000	1,575
Take-Two Interactive Software, Inc.*	31,500	1,795
Tyler Technologies, Inc.*	2,250	341
Ultimate Software Group, Inc.*	5,500	1,064
		7,348
Specialty Retail 2.5%
Burlington Stores, Inc.*	10,000	890
Five Below, Inc.*	21,000	810
		1,700
Tobacco 0.6%
Turning Point Brands, Inc.*	30,000	395
	Number of Shares	Value (000's)
Trading Companies & Distributors 2.2%
Air Lease Corp.	20,000	$779
H&E Equipment Services, Inc.	27,000	708
		1,487
Total Common Stocks (Cost $53,536)		63,090
Short-Term Investment 7.0%
Investment Company 7.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.46%(a) (Cost $4,780)	4,779,853	4,780
Total Investments 98.5% (Cost $58,316)		67,870
Other Assets Less Liabilities 1.5%		1,059
Net Assets 100.0%		$68,929

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$63,090	$—	$—	$63,090
Short-Term Investment	—	4,780	—	4,780
Total Investments	$63,090	$4,780	$—	$67,870

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 99.1%
Airlines 2.2%
Ryanair Holdings PLC ADR*	613,209	$50,130
Auto Components 2.8%
Delphi Automotive PLC	854,742	65,072
Banks 5.4%
JPMorgan Chase & Co.	651,421	59,032
U.S. Bancorp	1,204,578	66,252
		125,284
Capital Markets 2.9%
Intercontinental Exchange, Inc.	1,176,961	67,240
Communications Equipment 3.4%
Motorola Solutions, Inc.	475,820	37,576
NetScout Systems, Inc.*	1,155,410	42,692
		80,268
Consumer Finance 2.7%
American Express Co.	798,435	63,923
Electric Utilities 1.7%
Eversource Energy	660,850	38,765
Energy Equipment & Services 2.7%
Schlumberger Ltd.	771,031	61,960
Equity Real Estate Investment Trusts 2.4%
Weyerhaeuser Co.	1,674,253	56,456
Food & Staples Retailing 2.1%
Kroger Co.	1,517,286	48,250
Health Care Equipment & Supplies 9.3%
Becton, Dickinson & Co.	500,848	91,680
Danaher Corp.	816,970	69,892
Medtronic PLC	697,756	56,455
		218,027
Health Care Providers & Services 5.0%
Amerisource Bergen Corp.	901,040	82,454
Premier, Inc. Class A*	1,125,914	35,388
		117,842
	Number of Shares	Value (000's)
Household Durables 3.9%
Newell Brands, Inc.	1,856,625	$91,030
Industrial Conglomerates 2.1%
3M Co.	256,756	47,846
Insurance 4.7%
Progressive Corp.	2,774,917	108,721
Internet Software & Services 5.6%
Alphabet, Inc. Class A*	69,916	59,074
eBay, Inc.*	2,124,822	72,032
		131,106
IT Services 5.3%
Alliance Data Systems Corp.	142,983	34,742
Cognizant Technology Solutions Corp. Class A*	756,989	44,867
MasterCard, Inc. Class A	408,992	45,177
		124,786
Media 2.5%
Comcast Corp. Class A	1,566,925	58,634
Oil, Gas & Consumable Fuels 6.1%
Cimarex Energy Co.	245,596	30,876
EQT Corp.	732,483	43,869
Noble Energy, Inc.	1,872,151	68,165
		142,910
Personal Products 3.8%
Unilever NV	1,855,827	87,836
Pharmaceuticals 2.1%
Roche Holding AG	204,012	49,706
Professional Services 3.6%
Manpower Group, Inc.	407,996	39,592
Robert Half International, Inc.	931,883	44,954
		84,546
Road & Rail 2.0%
J.B. Hunt Transport Services, Inc.	475,305	46,661
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 4.8%
Texas Instruments, Inc.	1,471,709	$112,762
Software 3.0%
Intuit, Inc.	560,731	70,338
Specialty Chemicals 2.4%
Novozymes A/S B Shares	1,447,822	55,690
Textiles, Apparel & Luxury Goods 1.3%
Gildan Activewear, Inc.	1,159,262	29,422
Trading Companies & Distributors 3.3%
W.W. Grainger, Inc.	315,161	78,147
Total Common Stocks (Cost $1,669,769)		2,313,358
	Principal Amount
Short-Term Investments 1.0%
Certificates of Deposit 0.0%
Carver Federal Savings Bank Self Help Credit Union, 0.20%, due 3/23/17	$100,000	100
Self Help Credit Union, 0.25%, due 4/3/17	250,000	250
Self Help Credit Union, 0.25%, due 5/16/17	250,000	250
		600
	Number of Shares
Investment Company 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a)	23,507,375	23,507
Total Short-Term Investments (Cost $24,107)		24,107
Total Investments 100.1% (Cost $1,693,876)		2,337,465
Other Assets Less Liabilities (0.1)%		(1,872)
Net Assets 100.0%		$2,335,593

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,313,358	$—	$—	$2,313,358
Short-Term Investments(a)	—	24,107	—	24,107
Total Investments	$2,313,358	$24,107	$—	$2,337,465

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Value Fund (Unaudited) February 28, 2017

	Number of Shares	Value (000's)
Common Stocks 91.0%
Airlines 1.2%
Delta Air Lines, Inc.	4,383	$219
Banks 21.6%
Bank of America Corp.	15,011	370
BB&T Corp.	3,937	190
Citigroup, Inc.	12,718	761
Commerce Bancshares, Inc.	1,005	59
JPMorgan Chase & Co.	9,988	905
KeyCorp	5,995	113
M&T Bank Corp.	2,241	374
PNC Financial Services Group, Inc.	3,807	484
SunTrust Banks, Inc.	3,154	188
Synovus Financial Corp.	1,418	60
U.S. Bancorp	3,403	187
Wells Fargo & Co.	6,320	366
		4,057
Beverages 0.5%
Coca-Cola Co.	2,314	97
Biotechnology 0.1%
Celgene Corp.*	156	19
Capital Markets 7.4%
Bank of New York Mellon Corp.	13,502	636
CME Group, Inc.	2,578	313
Goldman Sachs Group, Inc.	1,780	442
		1,391
Communications Equipment 1.0%
Cisco Systems, Inc.	5,550	190
Containers & Packaging 0.6%
Crown Holdings, Inc.*	1,193	64
Sealed Air Corp.	1,149	53
		117
Diversified Telecommunication Services 2.4%
AT&T, Inc.	5,027	210
Verizon Communications, Inc.	4,962	246
		456
Electric Utilities 2.8%
American Electric Power Co., Inc.	2,063	138
Exelon Corp.	10,640	391
		529
	Number of Shares	Value (000's)
Electrical Equipment 3.1%
Eaton Corp. PLC	8,063	$580
Energy Equipment & Services 1.5%
Schlumberger Ltd.	3,489	280
Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc.	6,820	484
Whole Foods Market, Inc.	2,705	83
		567
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	2,397	108
Danaher Corp.	887	76
Medtronic PLC	2,056	167
Zimmer Biomet Holdings, Inc.	1,582	185
		536
Health Care Providers & Services 0.2%
Tenet Healthcare Corp.*	1,713	33
Hotels, Restaurants & Leisure 5.4%
Carnival Corp.	13,436	752
McDonald's Corp.	1,966	251
		1,003
Household Products 3.2%
Procter & Gamble Co.	6,581	599
Industrial Conglomerates 1.9%
3M Co.	101	19
General Electric Co.	11,006	328
		347
Insurance 3.5%
Athene Holding Ltd. Class A*	1,591	83
Chubb Ltd.	621	86
Lincoln National Corp.	5,222	366
MetLife, Inc.	2,309	121
		656
Machinery 4.7%
Caterpillar, Inc.	3,157	305
Illinois Tool Works, Inc.	713	94
Joy Global, Inc.	14,657	413
WABCO Holdings, Inc.*	648	73
		885
Media 0.2%
Discovery Communications, Inc. Class C*	1,338	38
	Number of Shares	Value (000's)
Metals & Mining 6.4%
BHP Billiton Ltd. ADR	10,419	$394
Newmont Mining Corp.	23,524	806
		1,200
Multiline Retail 0.9%
Target Corp.	2,958	174
Oil, Gas & Consumable Fuels 7.3%
Cabot Oil & Gas Corp.	9,435	207
EOG Resources, Inc.	2,299	223
Exxon Mobil Corp.	9,746	792
Kinder Morgan, Inc.	3,506	75
Phillips 66	823	64
		1,361
Pharmaceuticals 6.9%
Johnson & Johnson	2,913	356
Merck & Co., Inc.	6,464	426
Pfizer, Inc.	14,800	505
		1,287
Semiconductors & Semiconductor Equipment 0.6%
NXP Semiconductors NV*	1,176	121
Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.	2,894	222
Textiles, Apparel & Luxury Goods 0.5%
Ralph Lauren Corp.	1,178	93
Total Common Stocks (Cost $15,000)		17,057
Short-Term Investment 9.8%
Investment Company 9.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a) (Cost $1,836)	1,836,088	1,836
Total Investments 100.8% (Cost $16,836)		18,893
Other Assets Less Liabilities (0.8)%		(155)
Total Net Assets 100.0%		$18,738

See Notes to Financial Statements

Schedule of Investments Value Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$17,057	$—	$—	$17,057
Short-Term Investment	—	1,836	—	1,836
Total Investments	$17,057	$1,836	$—	$18,893

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$30,740	$556,128	$1,705,744	$728,801	$9,277,497	$4,270	$2,558	$87,443	$1,161,112	$1,516,621
Affiliated issuers	—	—	—	—	2,168,117	—	—	—	—	—
	30,740	556,128	1,705,744	728,801	11,445,614	4,270	2,558	87,443	1,161,112	1,516,621
Cash	—	—	151	2	—	—	—	—	171	—
Foreign currency*	—	126	—	—	—	—	25	263	—	—
Cash collateral segregated for option contracts (Note A)	—	—	8	28	—	—	—	—	7	—
Dividends and interest receivable	75	1,472	8,751	475	11,672	17	5	—	2,658	4,200
Receivable for securities sold	—	2,490	13,724	2,745	9,036	7	—	3,778	1,525	2,360
Receivable for Fund shares sold	29	1,087	3,863	13	18,142	10	—	5	110	1,172
Receivable from Management—net (Note B)	22	—	—	—	—	22	24	—	—	—
Prepaid expenses and other assets	39	70	39	55	205	13	27	17	109	115
Total Assets	30,905	561,373	1,732,280	732,119	11,484,669	4,339	2,639	91,506	1,165,692	1,524,468
Liabilities
Options contracts written, at value** (Note A)	—	—	2,628	149	—	—	—	—	695	—
Due to custodian	—	—	—	17	—	—	—	—	—	14
Payable for securities purchased	—	451	11,274	4,841	18,552	—	—	2,263	—	—
Payable for Fund shares redeemed	5	157	1,914	437	19,658	—	—	—	383	1,141
Payable to investment manager—net (Note B)	11	417	630	292	5,770	2	2	74	444	716
Payable to administrator—net (Note B)	—	28	530	160	1,727	—	—	5	238	237
Payable to trustees	1	1	1	1	—	1	1	1	1	1
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	55	195	190	168	1,005	63	69	69	247	198
Total Liabilities	72	1,249	17,167	6,065	46,712	66	72	2,412	2,008	2,307
Net Assets	$30,833	$560,124	$1,715,113	$726,054	$11,437,957	$4,273	$2,567	$89,094	$1,163,684	$1,522,161
Net Assets consist of:
Paid-in capital	$26,360	$557,782	$1,403,158	$599,791	$5,590,092	$3,867	$2,554	$94,249	$961,503	$1,627,315
Undistributed net investment income (loss)	75	—	2,082	198	5,887	3	—	—	—	—
Distributions in excess of net investment income	—	(390)	—	—	—	—	(40)	(410)	(655)	(2,520)
Accumulated net realized gains (losses) on investments	277	(63,962)	39,961	34,154	734,116	(25)	(7)	(10,763)	30,700	(210,373)
Net unrealized appreciation (depreciation) in value of investments	4,121	66,694	269,912	91,911	5,107,862	428	60	6,018	172,136	107,739
Net Assets	$30,833	$560,124	$1,715,113	$726,054	$11,437,957	$4,273	$2,567	$89,094	$1,163,684	$1,522,161
Net Assets
Investor Class	$—	$—	$—	$644,387	$1,886,579	$—	$—	$—	$1,022,692	$101,273
Trust Class	—	—	—	65,494	1,710,667	—	—	—	66,703	43,145
Advisor Class	—	—	—	3,861	274,488	—	—	—	219	—
Institutional Class	26,823	404,880	1,161,787	7,130	3,664,490	3,742	2,049	87,022	65,961	1,226,857
Class A	925	38,393	235,463	3,365	—	411	264	1,835	5,787	81,527
Class C	3,022	5,459	316,158	1,817	—	120	254	237	1,758	13,375
Class R3	—	1,046	1,705	—	—	—	—	—	564	—
Class R6	63	110,346	—	—	3,901,733	—	—	—	—	55,984

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	25,272	55,690	—	—	—	64,363	4,836
Trust Class	—	—	—	4,410	27,590	—	—	—	6,739	1,843
Advisor Class	—	—	—	648	11,892	—	—	—	17	—
Institutional Class	2,181	24,310	90,936	279	62,385	550	202	7,338	4,143	110,200
Class A	75	2,317	18,500	230	—	61	26	154	594	3,507
Class C	246	341	25,015	326	—	19	25	20	144	588
Class R3	—	64	134	—	—	—	—	—	45	—
Class R6	5	6,623	—	—	66,435	—	—	—	—	4,984
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$25.50	$33.88	$—	$—	$—	$15.89	$20.94
Trust Class	—	—	—	14.85	62.00	—	—	—	9.90	23.41
Advisor Class	—	—	—	5.96	23.08	—	—	—	12.70	—
Institutional Class	12.30	16.65	12.78	25.53	58.74	6.81	10.14	11.86	15.92	11.13
Class R3	—	16.24	12.70	—	—	—	—	—	12.61	—
Class R6	12.31	16.66	—	—	58.73	—	—	—	—	11.23
Net Asset Value and redemption price per share
Class A	$12.33	$16.57	$12.73	$14.66	$—	$6.74	$10.14	$11.89	$9.74	$23.25
Offering Price per share
Class A‡	$13.08	$17.58	$13.51	$15.55	$—	$7.15	$10.76	$12.62	$10.33	$24.67
Net Asset Value and offering price per share
Class C^	$12.31	$15.99	$12.64	$5.57	$—	$6.44	$10.12	$11.61	$12.18	$22.74
*Cost of Investments:
Unaffiliated issuers	$26,619	$489,496	$1,434,208	$637,056	$5,001,495	$3,840	$2,498	$81,425	$989,265	$1,408,625
Affiliated issuers	—	—	—	—	1,336,257	—	—	—	—	—
Total cost of investments	$26,619	$489,496	$1,434,208	$637,056	$6,337,752	$3,840	$2,498	$81,425	$989,265	$1,408,625
Total cost of foreign currency	$—	$126	$—	$—	$—	$—	$25	$263	$—	$—
**Premium received from option contracts written	$—	$—	$1,008	$315	$—	$—	$—	$—	$1,028	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$230,366	$1,109	$718,260	$1,502,566	$1,124,440	$93,009	$1,866,593	$563,037	$67,870	$2,337,465
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	230,366	1,109	718,260	1,502,566	1,124,440	93,009	1,866,593	563,037	67,870	2,337,465
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	1	—	—	—	—	—	—	—	—	—
Cash collateral segregated for option contracts (Note A)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	707	1	348	2,988	745	61	2,663	577	24	4,285
Receivable for securities sold	295	—	11,945	37,292	3,760	1,365	—	5,474	2,297	7,589
Receivable for Fund shares sold	106	—	926	167	748	18	702	541	200	3,595
Receivable from Management—net (Note B)	—	32	—	—	—	—	—	—	18	—
Prepaid expenses and other assets	44	69	32	102	69	30	62	51	39	82
Total Assets	231,519	1,211	731,511	1,543,115	1,129,762	94,483	1,870,020	569,680	70,448	2,353,016
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	—	—	5,659	54,811	1,660	—	1,935	456	1,397	11,878
Payable for Fund shares redeemed	—	—	1,231	819	2,423	240	1,200	1,212	3	3,920
Payable to investment manager—net (Note B)	98	1	445	560	434	26	748	344	45	830
Payable to administrator—net (Note B)	22	—	65	353	206	30	265	62	—	475
Payable to trustees	1	9	1	2	1	1	1	1	3	1
Payable for organization costs	—	21	—	—	—	—	—	—	—	—
Accrued expenses and other payables	88	54	86	259	201	52	242	134	71	319
Total Liabilities	209	85	7,487	56,804	4,925	349	4,391	2,209	1,519	17,423
Net Assets	$231,310	$1,126	$724,024	$1,486,311	$1,124,837	$94,134	$1,865,629	$567,471	$68,929	$2,335,593
Net Assets consist of:
Paid-in capital	$239,285	$1,031	$598,084	$1,259,377	$841,911	$76,843	$1,181,272	$503,088	$66,486	$1,646,660
Undistributed net investment income (loss)	—	(2)	(1,508)	8,355	(2,987)	40	1,869	—	(627)	3,939
Distributions in excess of net investment income	(953)	—	—	—	—	—	—	(3,482)	—	—
Accumulated net realized gains (losses) on investments	(29,248)	4	25,985	822	23,709	261	52,251	25,997	(6,484)	41,475
Net unrealized appreciation (depreciation) in value of investments	22,226	93	101,463	217,757	262,204	16,990	630,237	41,868	9,554	643,519
Net Assets	$231,310	$1,126	$724,024	$1,486,311	$1,124,837	$94,134	$1,865,629	$567,471	$68,929	$2,335,593
Net Assets
Investor Class	$—	$—	$—	$1,160,732	$431,275	$40,373	$—	$—	$46,692	$740,750
Trust Class	7,557	—	—	80,393	65,962	11,326	—	172,736	4,027	251,148
Advisor Class	—	—	—	154,854	11,600	—	—	—	1,892	—
Institutional Class	212,061	689	655,033	84,491	301,085	25,687	1,754,785	207,850	10,017	807,169
Class A	4,217	109	45,056	3,228	66,380	12,555	69,717	99,223	3,612	122,559
Class C	2,986	109	23,935	2,521	9,925	2,697	41,127	22,026	1,789	55,568
Class R3	4,489	—	—	92	14,385	1,496	—	21,837	900	35,507
Class R6	—	219	—	—	224,225	—	—	43,799	—	322,892

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017	February 28, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	37,774	32,539	1,825	—	—	1,550	20,395
Trust Class	698	—	—	4,099	2,815	623	—	13,115	123	12,095
Advisor Class	—	—	—	10,794	488	—	—	—	91	—
Institutional Class	19,655	63	42,609	2,731	22,122	1,161	99,149	15,729	324	22,213
Class A	393	10	3,010	165	2,845	691	3,961	7,536	110	5,974
Class C	281	10	1,691	186	433	152	2,419	1,672	89	2,787
Class R3	421	—	—	6	606	83	—	1,661	43	1,751
Class R6	—	20	—	—	16,415	—	—	3,316	—	8,883
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$30.73	$13.25	$22.13	$—	$—	$30.12	$36.32
Trust Class	10.82	—	—	19.61	23.43	18.19	—	13.17	32.63	20.76
Advisor Class	—	—	—	14.35	23.77	—	—	—	20.87	—
Institutional Class	10.79	10.94	15.37	30.94	13.61	22.13	17.70	13.21	30.93	36.34
Class R3	10.66	—	—	14.59	23.73	18.13	—	13.14	20.93	20.27
Class R6	—	10.95	—	—	13.66	—	—	13.21	—	36.35
Net Asset Value and redemption price per share
Class A	$10.74	$10.93	$14.97	$19.57	$23.33	$18.16	$17.60	$13.17	$32.96	$20.52
Offering Price per share
Class A‡	$11.40	$11.60	$15.88	$20.76	$24.75	$19.27	$18.67	$13.97	$34.97	$21.77
Net Asset Value and offering price per share
Class C^	$10.63	$10.92	$14.15	$13.55	$22.91	$17.77	$17.00	$13.18	$20.07	$19.94
*Cost of Investments:
Unaffiliated issuers	$208,101	$1,016	$616,797	$1,284,809	$862,236	$76,019	$1,236,356	$521,169	$58,316	$1,693,876
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$208,101	$1,016	$616,797	$1,284,809	$862,236	$76,019	$1,236,356	$521,169	$58,316	$1,693,876
Total cost of foreign currency	$1	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
February 28, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$18,893
Affiliated issuers	—
18,893
Cash	—
Foreign currency*	—
Cash collateral segregated for option contracts (Note A)	—
Dividends and interest receivable	38
Receivable for securities sold	487
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	14
Prepaid expenses and other assets	29
Total Assets	19,461
Liabilities
Options contracts written, at value** (Note A)	—
Due to custodian	—
Payable for securities purchased	672
Payable for Fund shares redeemed	2
Payable to investment manager—net (Note B)	8
Payable to administrator—net (Note B)	—
Payable to trustees	1
Payable for organization costs	—
Accrued expenses and other payables	40
Total Liabilities	723
Net Assets	$18,738
Net Assets consist of:
Paid-in capital	$16,319
Undistributed net investment income (loss)	132
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	230
Net unrealized appreciation (depreciation) in value of investments	2,057
Net Assets	$18,738
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	10,587
Class A	4,675
Class C	3,476
Class R3	—
Class R6	—
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
February 28, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	602
Class A	267
Class C	203
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	17.60
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$17.51
Offering Price per share
Class A‡	$18.58
Net Asset Value and offering price per share
Class C^	$17.09
*Cost of Investments:
Unaffiliated issuers	$16,836
Affiliated issuers	—
Total cost of investments	$16,836
Total cost of foreign currency	$—
**Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017		For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$302	$3,569	$25,545	$3,669	$54,360	$27	$33	$284		$9,222	$9,267
Dividend income—affiliated issuers (Note F)	—	—	—	—	12,628	—	—	—		—	—
Interest income—unaffiliated issuers	3	37	1,437	64	264	—	—	1		44	108
Foreign taxes withheld (Note A)	(1)	(462)	(283)	(11)	(613)	(1)	(2)	(13)		(192)	(793)
Total income	$304	$3,144	$26,699	$3,722	$66,639	$26	$31	$272		$9,074	$8,582
Expenses:
Investment management fees (Note B)	60	2,338	3,991	1,847	35,613	14	11	475		2,817	5,810
Administration fees (Note B)	7	142	494	211	3,230	1	1	26		334	440
Administration fees (Note B):
Investor Class	—	—	—	619	1,778	—	—	—		977	100
Trust Class	—	—	—	113	2,862	—	—	—		113	76
Advisor Class	—	—	—	6	446	—	—	—		—	—
Institutional Class	10	150	489	3	1,581	2	1	38		28	526
Class A	—	30	235	3	—	—	—	2		6	90
Class C	1	5	320	2	—	—	—	—		2	14
Class R3	—	1	2	—	—	—	—	—		1	—
Class R6	—	11	—	—	353	—	—	—		—	5
Distribution fees (Note B):
Trust Class	—	—	—	33	—	—	—	—		33	—
Advisor Class	—	—	—	5	328	—	—	—		—	—
Institutional Class	—	—	—	—	—	—	—	—		—	—
Class A	1	37	294	4	—	1	1	2		7	113
Class C	5	26	1,601	10	—	1	1	1		11	69
Class R3	—	3	6	—	—	—	—	—		1	—
Class R6	—	—	—	—	—	—	—	—		—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	202	581	—	—	—		392	57
Trust Class	—	—	—	1	10	—	—	—		1	2
Advisor Class	—	—	—	—	32	—	—	—		—	—
Institutional Class	—	61	6	—	25	—	—	17		—	10
Class A	—	8	15	1	—	—	—	1		1	10
Class C	—	—	7	—	—	—	—	—		—	2
Class R3	—	—	1	—	—	—	—	—		—	—
Class R6	—	—	—	—	3	—	—	—		—	1
Organization expense (Note A)	—	—	—	—	—	—	—	—		—	—
Audit fees	20	30	33	30	33	29	28	28		31	31
Custodian and accounting fees	25	318	161	99	716	28	24	54		134	236
Insurance expense	—	7	43	13	178	—	—	2		20	26
Legal fees	33	38	37	36	38	42	38	42		41	37
Registration and filing fees	56	57	42	45	134	21	23	24		53	81
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	177	—	—	—		—	113
Shareholder reports	1	11	58	18	463	1	—	1		36	47
Trustees' fees and expenses	24	24	24	24	26	24	24	24		24	24
Interest expense	—	—	4	2	1	—	—	3	(Note E)	2	—
Miscellaneous	1	32	58	20	289	4	4	6		46	58
Total expenses	244	3,329	7,921	3,347	48,897	168	156	746		5,111	7,978

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017
Expenses reimbursed by Management (Note B)	(156)	(325)	—	(1)	—	(145)	(141)	(88)	—	(1)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(1,320)
Custodian out-of-pocket expenses refunded (Note G)	—	—	(1)	(73)	(289)	—	—	—	(127)	(494)
Total net expenses	88	3,004	7,920	3,273	48,608	23	15	658	4,984	6,163
Net investment income (loss)	$216	$140	$18,779	$449	$18,031	$3	$16	$(386)	$4,090	$2,419
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	398	6,567	36,362	41,602	844,190	(3)	12	3,075 *	40,069	9,242
Sales of investment securities of affiliated issuers	—	—	—	—	55,571	—	—	—	—	—
Foreign currency	(1)	(119)	(14)	—	(11)	(1)	—	(45)	(14)	(267)
Option contracts written	—	—	1,033	406	—	—	—	—	1,500	—
Net increase from payments by affiliates (Note B)	—	—	1	1	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,332	16,723 **	62,197	14,098	(263,719)	151	(125)	614	53,342	13,473
Affiliated investment securities	—	—	—	—	429,121	—	—	—	—	—
Foreign currency	—	64	(6)	—	—	—	—	2	(2)	(92)
Option contracts written	—	—	(1,273)	2	—	—	—	—	(48)	—
Net gain (loss) on investments	2,729	23,235	98,300	56,109	1,065,152	147	(113)	3,646	94,847	22,356
Net increase (decrease) in net assets resulting from operations	$2,945	$23,375	$117,079	$56,558	$1,083,183	$150	$(97)	$3,260	$98,937	$24,775

*  Reversal of capital gains tax $6,061.

**  Change in accrued foreign capital gains tax amounted to $(282,181).

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2017	For the Period December 8, 2016 (Commencement of Operations) to February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,383	$1	$2,210	$14,716	$3,187	$1,074	$13,429	$8,120	$113	$19,277
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	10	—	55	223	57	5	12	11	5	46
Foreign taxes withheld (Note A)	(125)	—	—	—	(4)	(6)	(37)	(13)	—	(362)
Total income	$1,268	$1	$2,265	$14,939	$3,240	$1,073	$13,404	$8,118	$118	$18,961
Expenses:
Investment management fees (Note B)	617	2	2,757	3,478	2,736	246	4,787	2,415	280	5,288
Administration fees (Note B)	67	—	206	422	324	27	542	181	20	677
Administration fees (Note B):
Investor Class	—	—	—	1,106	411	38	—	—	44	715
Trust Class	13	—	—	136	108	18	—	314	7	435
Advisor Class	—	—	—	253	19	—	—	—	3	—
Institutional Class	93	—	279	31	133	10	766	101	4	338
Class A	4	—	42	3	72	12	65	105	3	125
Class C	3	—	24	2	10	3	39	25	2	53
Class R3	4	—	—	—	14	2	—	23	1	33
Class R6	—	—	—	—	20	—	—	4	—	32
Distribution fees (Note B):
Trust Class	4	—	—	40	—	5	—	92	2	128
Advisor Class	—	—	—	186	14	—	—	—	2	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Class A	5	—	53	4	90	15	82	131	4	156
Class C	16	—	120	11	50	16	193	124	9	264
Class R3	10	—	—	—	34	4	—	56	3	84
Class R6	—	—	—	—	—	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	357	217	17	—	—	41	295
Trust Class	4	—	—	2	1	1	—	18	1	5
Advisor Class	—	—	—	2	1	—	—	—	—	—
Institutional Class	1	—	6	1	5	1	308	3	1	9
Class A	1	—	10	—	7	2	12	7	1	9
Class C	—	—	2	—	2	1	4	2	—	2
Class R3	—	—	—	—	3	—	—	2	—	2
Class R6	—	—	—	—	2	—	—	1	—	2
Organization expense (Note A)	—	70	—	—	—	—	—	—	—	—
Audit fees	31	9	13	30	13	13	13	30	13	13
Custodian and accounting fees	83	24	82	167	133	41	151	102	45	211
Insurance expense	4	—	10	24	21	2	35	13	1	40
Legal fees	37	19	47	45	36	36	36	36	43	37
Registration and filing fees	50	8	49	61	72	44	32	56	52	69
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	4	—	—	—	—	—
Shareholder reports	6	1	74	42	46	5	25	36	9	84
Trustees' fees and expenses	24	9	24	25	24	24	24	24	25	24
Interest expense	2	—	—	—	—	—	15	5	—	—
Miscellaneous	14	3	18	20	31	3	48	17	4	69
Total expenses	1,093	145	3,816	6,448	4,653	586	7,177	3,923	620	9,199

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2017	For the Period December 8, 2016 (Commencement of Operations) to February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017	For the Six Months Ended February 28, 2017
Expenses reimbursed by Management (Note B)	(75)	(142)	(156)	—	(1)	(15)	—	(780)	(219)	—
Investment management fees waived (Note B)	—	—	—	—	—	(74)	—	—	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	—	(167)	(79)	(22)	(1)	—	(4)	(94)
Total net expenses	1,018	3	3,660	6,281	4,573	475	7,176	3,143	397	9,105
Net investment income (loss)	$250	$(2)	$(1,395)	$8,658	$(1,333)	$598	$6,228	$4,975	$(279)	$9,856
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,224	—	28,641	59,123	39,205	892	53,656	30,680	6,556	79,367
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(47)	4	—	—	—	—	—	—	—	87
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(109)	93	45,639	100,898	47,064	9,359	178,252	(47,305)	1,038	126,587
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Foreign currency	(9)	—	—	—	—	—	—	—	—	(5)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	2,059	97	74,280	160,021	86,269	10,251	231,908	(16,625)	7,594	206,036
Net increase (decrease) in net assets resulting from operations	$2,309	$95	$72,885	$168,679	$84,936	$10,849	$238,136	$(11,650)	$7,315	$215,892

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$197
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	2
Foreign taxes withheld (Note A)	—
Total income	$199
Expenses:
Investment management fees (Note B)	51
Administration fees (Note B)	5
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	5
Class A	6
Class C	2
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	7
Class C	11
Class R3	—
Class R6	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	1
Class C	—
Class R3	—
Class R6	—
Organization expense (Note A)	—
Audit fees	28
Custodian and accounting fees	18
Insurance expense	—
Legal fees	45
Registration and filing fees	22
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	1
Trustees' fees and expenses	24
Interest expense	—
Miscellaneous	1
Total expenses	228

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2017
Expenses reimbursed by Management (Note B)	(139)
Investment management fees waived (Note B)	—
Total net expenses	89
Net investment income (loss)	$110
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,188
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Option contracts written	—
Net increase from payments by affiliates (Note B)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	907
Affiliated investment securities	—
Foreign currency	—
Option contracts written	—
Net gain (loss) on investments	2,095
Net increase (decrease) in net assets resulting from operations	$2,205

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2017 (Unaudited)	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$216	$280	$140	$3,015	$18,779	$52,236	$449	$4,443	$18,031	$40,519
Net realized gain (loss) on investments (Note A)	397	(120)	6,448	(32,525)	37,381	63,571	42,008	76,979	899,750	955,524
Net increase from payments by affiliates (Note B)	—	—	—	—	1	—	1	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	2,332	1,789	16,787	92,414	60,918	88,146	14,100	(36,876)	165,402	133,370
Net increase (decrease) in net assets resulting from operations	2,945	1,949	23,375	62,904	117,079	203,953	56,558	44,546	1,083,183	1,129,413
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(2,166)	(4,272)	(7,859)	(7,480)
Trust Class	—	—	—	—	—	—	(337)	(798)	(894)	(1,035)
Advisor Class	—	—	—	—	—	—	(53)	(115)	(765)	(419)
Institutional Class	(420)	—	(1,629)	(1,980)	(15,801)	(33,197)	(38)	(221)	(11,370)	(13,363)
Class A	(4)	—	(105)	(70)	(3,037)	(6,196)	(18)	(45)	—	—
Class C	—	—	—	—	(2,963)	(5,844)	(16)	(53)	—	—
Class R3	—	—	(1)	(2)	(29)	(65)	—	—	—	—
Class R6	(1)	—	(595)	(673)	—	—	—	—	(14,130)	(13,260)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(52,641)	(27,199)	(179,026)	(261,273)
Trust Class	—	—	—	—	—	—	(9,025)	(5,819)	(96,426)	(167,895)
Advisor Class	—	—	—	—	—	—	(1,043)	(710)	(36,943)	(69,131)
Institutional Class	—	—	—	—	(33,962)	(44,180)	(608)	(1,116)	(209,556)	(345,517)
Class A	—	—	—	—	(7,322)	(9,346)	(446)	(307)	—	—
Class C	—	—	—	—	(10,044)	(13,040)	(591)	(399)	—	—
Class R3	—	—	—	—	(73)	(112)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(214,988)	(281,756)
Total distributions to shareholders	(425)	—	(2,330)	(2,725)	(73,231)	(111,980)	(66,982)	(41,054)	(771,957)	(1,161,129)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	3,095	5,207	127,402	166,774
Trust Class	—	—	—	—	—	—	568	1,694	85,035	131,035
Advisor Class	—	—	—	—	—	—	263	637	30,781	50,785
Institutional Class	4,465	20,184	116,845	113,068	130,028	179,243	1,383	2,431	366,538	868,352
Class A	649	716	18,996	15,370	17,521	30,839	174	463	—	—
Class C	2,901	601	808	567	12,912	25,033	49	522	—	—
Class R3	—	—	265	476	123	566	—	—	—	—
Class R6	—	1,000	3,119	11,499	—	—	—	—	428,565	656,719
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2017 (Unaudited)	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	49,229	28,301	180,857	259,291
Trust Class	—	—	—	—	—	—	9,313	6,580	96,408	164,812
Advisor Class	—	—	—	—	—	—	1,094	825	36,009	64,441
Institutional Class	419	—	845	1,168	41,729	64,068	510	505	202,793	330,269
Class A	4	—	87	49	9,216	13,328	451	340	—	—
Class C	—	—	—	—	9,157	13,078	542	358	—	—
Class R3	—	—	—	1	62	120	—	—	—	—
Class R6	—	—	595	673	—	—	—	—	229,031	295,016
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(29,978)	(54,961)	(166,429)	(618,036)
Trust Class	—	—	—	—	—	—	(10,656)	(28,349)	(300,298)	(555,220)
Advisor Class	—	—	—	—	—	—	(643)	(3,048)	(45,135)	(267,459)
Institutional Class	(727)	(1,547)	(46,562)	(145,964)	(116,079)	(668,925)	(1,519)	(23,239)	(523,374)	(1,402,884)
Class A	(7)	(562)	(5,807)	(8,099)	(40,474)	(104,754)	(262)	(1,796)	—	—
Class C	(8)	(667)	(720)	(2,251)	(48,014)	(113,279)	(512)	(1,284)	—	—
Class R3	—	—	(478)	(183)	(1,180)	(1,912)	—	—	—	—
Class R6	—	(1,057)	(5,094)	(6,354)	—	—	—	—	(265,700)	(429,375)
Net increase (decrease) from Fund share transactions	7,696	18,668	82,899	(19,980)	15,001	(562,595)	23,101	(64,814)	482,483	(285,480)
Net Increase (Decrease) in Net Assets	10,216	20,617	103,944	40,199	58,849	(470,622)	12,677	(61,322)	793,709	(317,196)
Net Assets:
Beginning of period	20,617	—	456,180	415,981	1,656,264	2,126,886	713,377	774,699	10,644,248	10,961,444
End of period	$30,833	$20,617	$560,124	$456,180	$1,715,113	$1,656,264	$726,054	$713,377	$11,437,957	$10,644,248
Undistributed net investment income (loss) at end of period	$75	$284	$—	$1,800	$2,082	$5,133	$198	$2,377	$5,887	$22,874
Distributions in excess of net investment income at end of period	$—	$—	$(390)	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$3	$21	$16	$44	$(386)	$394	$4,090	$6,656	$2,419	$18,769
Net realized gain (loss) on investments (Note A)	(4)	37	12	10	3,030	(11,779)	41,555	204,671	8,975	13,946
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	151	161	(125)	383	616	25,024	53,292	(119,815)	13,381	29,718
Net increase (decrease) in net assets resulting from operations	150	219	(97)	437	3,260	13,639	98,937	91,512	24,775	62,433
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(6,263)	(7,114)	(449)	(510)
Trust Class	—	—	—	—	—	—	(588)	(694)	(155)	(126)
Advisor Class	—	—	—	—	—	—	(1)	(0)	—	—
Institutional Class	(20)	(6)	(46)	(44)	(359)	(857)	(523)	(699)	(16,444)	(12,200)
Class A	(1)	—	(7)	(12)	(1)	(6)	(49)	(63)	(159)	(269)
Class C	—	—	(4)	(3)	—	—	(6)	—	—	—
Class R3	—	—	—	—	—	—	(2)	(2)	—	—
Class R6	—	—	—	—	—	—	—	—	(776)	(499)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(108,442)	(109,463)	—	—
Trust Class	—	—	—	—	—	—	(10,943)	(14,321)	—	—
Advisor Class	—	—	—	—	—	—	(29)	(37)	—	—
Institutional Class	(25)	—	(8)	(0)	—	(11,719)	(6,846)	(8,681)	—	—
Class A	(3)	—	(1)	(0)	—	(270)	(916)	(1,333)	—	—
Class C	(1)	—	(1)	(0)	—	(17)	(330)	(316)	—	—
Class R3	—	—	—	—	—	—	(72)	(68)	—	—
Class R6	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(50)	(6)	(67)	(59)	(360)	(12,869)	(135,010)	(142,791)	(17,983)	(13,604)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	5,554	9,981	3,416	8,007
Trust Class	—	—	—	—	—	—	2,509	4,128	2,094	7,668
Advisor Class	—	—	—	—	—	—	8	149	—	—
Institutional Class	6	615	—	1	8,454	47,239	10,381	12,277	225,373	490,552
Class A	20	202	4	4	327	8,257	440	4,814	18,609	50,530
Class C	—	19	—	16	83	—	263	631	1,130	7,343
Class R3	—	—	—	—	—	—	172	127	—	—
Class R6	—	—	—	—	—	—	—	—	17,737	18,266

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	108,145	109,903	432	491
Trust Class	—	—	—	—	—	—	11,422	14,782	150	122
Advisor Class	—	—	—	—	—	—	30	34	—	—
Institutional Class	45	6	54	12	106	4,363	7,112	8,851	14,597	10,984
Class A	3	—	3	8	—	273	906	1,331	92	163
Class C	1	—	1	—	—	16	220	212	—	—
Class R3	—	—	—	—	—	—	43	45	—	—
Class R6	—	—	—	—	—	—	—	—	775	498
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(56,605)	(124,444)	(8,119)	(26,294)
Trust Class	—	—	—	—	—	—	(11,945)	(43,451)	(8,237)	(16,752)
Advisor Class	—	—	—	—	—	—	(44)	(232)	—	—
Institutional Class	(38)	(367)	(45)	(12)	(17,620)	(62,736)	(8,744)	(50,412)	(200,974)	(240,561)
Class A	(119)	(135)	(383)	(18)	(644)	(10,239)	(1,617)	(79,367)	(42,402)	(40,438)
Class C	(35)	(103)	(15)	—	(1)	(31)	(925)	(714)	(2,616)	(4,269)
Class R3	—	—	—	—	—	—	(200)	(85)	—	—
Class R6	—	—	—	—	—	—	—	—	(9,823)	(6,388)
Net increase (decrease) from Fund share transactions	(117)	237	(381)	11	(9,295)	(12,858)	67,125	(131,440)	12,234	259,922
Net Increase (Decrease) in Net Assets	(17)	450	(545)	389	(6,395)	(12,088)	31,052	(182,719)	19,026	308,751
Net Assets:
Beginning of period	4,290	3,840	3,112	2,723	95,489	107,577	1,132,632	1,315,351	1,503,135	1,194,384
End of period	$4,273	$4,290	$2,567	$3,112	$89,094	$95,489	$1,163,684	$1,132,632	$1,522,161	$1,503,135
Undistributed net investment income (loss) at end of period	$3	$21	$—	$1	$—	$336	$—	$2,687	$—	$13,044
Distributions in excess of net investment income at end of period	$—	$—	$(40)	$—	$(410)	$—	$(655)	$—	$(2,520)	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Period from December 8, 2016 (Commencement of Operations) to February 28, 2017 (Unaudited)	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$250	$3,428	$(2)	$(1,395)	$(2,517)	$8,658	$15,124	$(1,333)	$(2,989)
Net realized gain (loss) on investments (Note A)	2,177	3,771	4	28,641	13,887	59,123	2,357	39,205	46,790
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	1,007
Change in net unrealized appreciation (depreciation) of investments (Note A)	(118)	1,260	93	45,639	18,804	100,898	137,870	47,064	(68,458)
Net increase (decrease) in net assets resulting from operations	2,309	8,459	95	72,885	30,174	168,679	155,351	84,936	(23,650)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	(7,325)	(11,530)	—	—
Trust Class	(84)	(91)	—	—	—	(794)	(1,539)	—	—
Advisor Class	—	—	—	—	—	(1,953)	(2,955)	—	—
Institutional Class	(3,092)	(2,723)	—	—	—	(560)	(711)	—	—
Class A	(48)	(35)	—	—	—	(35)	(53)	—	—
Class C	(11)	(7)	—	—	—	(21)	(27)	—	—
Class R3	(42)	(22)	—	—	—	(1)	(1)	—	—
Class R6	—	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	(32,301)	(76,307)	(19,685)	(33,896)
Trust Class	—	—	—	—	—	(3,644)	(11,016)	(1,759)	(4,306)
Advisor Class	—	—	—	—	—	(8,877)	(21,422)	(310)	(570)
Institutional Class	—	—	—	(8,811)	(20,020)	(1,923)	(4,239)	(13,469)	(34,461)
Class A	—	—	—	(609)	(2,291)	(158)	(367)	(2,041)	(5,057)
Class C	—	—	—	(365)	(1,408)	(141)	(334)	(276)	(525)
Class R3	—	—	—	—	—	(4)	(10)	(370)	(647)
Class R6	—	—	—	—	—	—	—	(9,481)	(11,059)
Total distributions to shareholders	(3,277)	(2,878)	—	(9,785)	(23,719)	(57,737)	(130,511)	(47,391)	(90,521)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	13,208	15,530	4,838	30,726
Trust Class	247	703	—	—	—	4,472	4,646	6,004	13,829
Advisor Class	—	—	—	—	—	9,249	11,413	1,313	4,806
Institutional Class	43,105	15,103	631	72,166	334,188	28,707	7,155	30,109	135,219
Class A	992	2,006	101	9,888	30,062	1,285	1,185	4,353	34,869
Class C	434	121	100	1,372	6,203	920	776	549	5,176
Class R3	1,505	1,396	—	—	—	20	3	1,892	6,637
Class R6	—	—	200	—	—	—	—	33,043	135,445

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Period from December 8, 2016 (Commencement of Operations) to February 28, 2017 (Unaudited)	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	38,220	84,421	18,588	31,963
Trust Class	81	88	—	—	—	4,359	12,472	1,758	4,301
Advisor Class	—	—	—	—	—	10,811	23,911	249	461
Institutional Class	3,030	2,673	—	7,762	17,259	2,396	4,727	13,315	34,137
Class A	43	31	—	589	2,112	190	402	1,933	4,971
Class C	3	2	—	298	1,094	132	246	264	500
Class R3	35	20	—	—	—	—	8	323	591
Class R6	—	—	—	—	—	—	—	9,371	10,862
Payments for shares redeemed:
Investor Class	—	—	—	—	—	(53,791)	(112,554)	(19,877)	(46,371)
Trust Class	(566)	(3,237)	—	—	—	(11,274)	(43,086)	(11,629)	(36,422)
Advisor Class	—	—	—	—	—	(17,792)	(43,929)	(2,054)	(3,648)
Institutional Class	(44,875)	(27,684)	—	(93,596)	(168,231)	(8,282)	(42,832)	(59,441)	(237,894)
Class A	(1,412)	(1,364)	(1)	(13,620)	(31,554)	(1,673)	(1,221)	(20,171)	(53,600)
Class C	(697)	(657)	—	(4,966)	(7,010)	(749)	(1,365)	(2,212)	(2,505)
Class R3	(849)	(1,127)	—	—	—	(2)	(13)	(2,230)	(5,380)
Class R6	—	—	—	—	—	—	—	(19,246)	(33,454)
Net increase (decrease) from Fund share transactions	1,076	(11,926)	1,031	(20,107)	184,123	20,406	(78,105)	(8,958)	35,219
Net Increase (Decrease) in Net Assets	108	(6,345)	1,126	42,993	190,578	131,348	(53,265)	28,587	(78,952)
Net Assets:
Beginning of period	231,202	237,547	—	681,031	490,453	1,354,963	1,408,228	1,096,250	1,175,202
End of period	$231,310	$231,202	$1,126	$724,024	$681,031	$1,486,311	$1,354,963	$1,124,837	$1,096,250
Undistributed net investment income (loss) at end of period	$—	$2,074	$(2)	$(1,508)	$(113)	$8,355	$10,386	$(2,987)	$(1,654)
Distributions in excess of net investment income at end of period	$(953)	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$598	$852	$6,228	$19,635	$4,975	$9,963	$(279)	$(582)	$9,856	$17,184
Net realized gain (loss) on investments (Note A)	892	(701)	53,656	71,256	30,680	90,375	6,556	(12,590)	79,454	91,678
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	9,359	4,256	178,252	69,607	(47,305)	48,034	1,038	8,835	126,582	119,695
Net increase (decrease) in net assets resulting from operations	10,849	4,407	238,136	160,498	(11,650)	148,372	7,315	(4,337)	215,892	228,557
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(201)	(190)	—	—	—	—	—	—	(4,454)	(4,849)
Trust Class	(67)	(59)	—	—	(2,588)	(3,347)	—	—	(2,808)	(3,097)
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(194)	(235)	(14,890)	(19,825)	(3,405)	(5,052)	—	—	(6,309)	(6,167)
Class A	(78)	(82)	(284)	(486)	(1,361)	(1,575)	—	—	(1,404)	(1,475)
Class C	(11)	(13)	—	(26)	(223)	(146)	—	—	(226)	(188)
Class R3	(7)	(7)	—	—	(265)	(232)	—	—	(316)	(265)
Class R6	—	—	—	—	(615)	(569)	—	—	(2,872)	(2,260)
Net realized gain on investments:
Investor Class	—	(4,071)	—	—	—	—	—	(2,547)	(26,356)	(40,560)
Trust Class	—	(1,358)	—	—	(19,782)	(17,429)	—	(255)	(16,367)	(26,827)
Advisor Class	—	—	—	—	—	—	—	(199)	—	—
Institutional Class	—	(3,332)	(45,988)	(56,652)	(24,242)	(24,580)	—	(998)	(28,362)	(39,602)
Class A	—	(1,707)	(1,737)	(2,628)	(11,329)	(9,296)	—	(225)	(8,167)	(12,413)
Class C	—	(474)	(1,066)	(1,252)	(2,637)	(2,189)	—	(188)	(3,469)	(4,776)
Class R3	—	(174)	—	—	(2,420)	(1,705)	—	(105)	(2,219)	(2,843)
Class R6	—	—	—	—	(4,373)	(2,354)	—	—	(11,964)	(13,351)
Total distributions to shareholders	(558)	(11,702)	(63,965)	(80,869)	(73,240)	(68,474)	—	(4,517)	(115,293)	(158,673)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	871	2,183	—	—	—	—	750	968	25,569	75,553
Trust Class	291	434	—	—	7,124	22,476	82	312	18,342	35,105
Advisor Class	—	—	—	—	—	—	106	467	—	—
Institutional Class	3,781	7,328	40,383	93,383	26,437	87,082	963	2,475	92,058	212,232
Class A	1,404	4,006	7,078	13,768	11,913	37,989	605	1,084	13,542	27,754
Class C	316	1,122	2,637	5,123	668	2,210	329	451	4,908	9,208
Class R3	159	604	—	—	3,589	8,186	179	1,026	4,764	9,985
Class R6	—	—	—	—	6,080	17,098	—	—	37,081	167,892

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	191	4,057	—	—	—	—	—	2,498	29,967	43,969
Trust Class	67	1,391	—	—	22,213	20,576	—	249	19,071	29,722
Advisor Class	—	—	—	—	—	—	—	196	—	—
Institutional Class	190	3,513	11,082	12,661	23,827	23,584	—	680	31,378	41,836
Class A	68	1,394	1,939	2,761	12,066	10,136	—	222	8,921	12,834
Class C	8	254	955	1,106	2,465	1,968	—	170	3,144	4,114
Class R3	6	171	—	—	2,488	1,808	—	84	2,408	3,009
Class R6	—	—	—	—	4,988	2,922	—	—	14,836	15,611
Payments for shares redeemed:
Investor Class	(3,046)	(8,233)	—	—	—	—	(3,036)	(4,410)	(91,280)	(167,651)
Trust Class	(520)	(2,571)	—	—	(42,947)	(105,898)	(926)	(925)	(61,531)	(110,618)
Advisor Class	—	—	—	—	—	—	(531)	(962)	—	—
Institutional Class	(3,664)	(19,558)	(217,854)	(615,578)	(69,154)	(220,377)	(1,352)	(11,757)	(101,426)	(251,018)
Class A	(3,564)	(5,823)	(18,700)	(48,887)	(28,997)	(80,084)	(835)	(2,448)	(33,588)	(48,836)
Class C	(1,689)	(842)	(5,910)	(14,416)	(6,822)	(7,907)	(513)	(756)	(7,176)	(11,809)
Class R3	(217)	(449)	—	—	(6,100)	(9,775)	(463)	(925)	(5,631)	(9,928)
Class R6	—	—	—	—	(6,908)	(8,819)	—	—	(117,209)	(49,013)
Net increase (decrease) from Fund share transactions	(5,348)	(11,019)	(178,390)	(550,079)	(37,070)	(196,825)	(4,642)	(11,301)	(111,852)	39,951
Net Increase (Decrease) in Net Assets	4,943	(18,314)	(4,219)	(470,450)	(121,960)	(116,927)	2,673	(20,155)	(11,253)	109,835
Net Assets:
Beginning of period	89,191	107,505	1,869,848	2,340,298	689,431	806,358	66,256	86,411	2,346,846	2,237,011
End of period	$94,134	$89,191	$1,865,629	$1,869,848	$567,471	$689,431	$68,929	$66,256	$2,335,593	$2,346,846
Undistributed net investment income (loss) at end of period	$40	$—	$1,869	$10,815	$—	$—	$(627)	$—	$3,939	$12,472
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$(3,482)	$—	$—	$(348)	$—	$—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$110	$173
Net realized gain (loss) on investments (Note A)	1,188	(848)
Net increase from payments by affiliates (Note B)	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	907	1,907
Net increase (decrease) in net assets resulting from operations	2,205	1,232
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(84)	(141)
Class A	(25)	(53)
Class C	(19)	(3)
Class R3	—	—
Class R6	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	(126)
Class A	—	(69)
Class C	—	(7)
Class R3	—	—
Class R6	—	—
Total distributions to shareholders	(128)	(399)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	3,734	2,513
Class A	5,314	406
Class C	2,874	126
Class R3	—	—
Class R6	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	84	267
Class A	25	105
Class C	19	10
Class R3	—	—
Class R6	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(3,578)	(7,301)
Class A	(5,151)	(4,190)
Class C	(137)	(161)
Class R3	—	—
Class R6	—	—
Net increase (decrease) from Fund share transactions	3,184	(8,225)
Net Increase (Decrease) in Net Assets	5,261	(7,392)
Net Assets:
Beginning of period	13,477	20,869
End of period	$18,738	$13,477
Undistributed net investment income (loss) at end of period	$132	$150
Distributions in excess of net investment income at end of period	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and eight offer Class R6 shares. Dividend Growth had no operations until December 15, 2015, other than matters relating to its organization and registration of shares under the 1933 Act. International Small Cap had no operations until December 8, 2016, other than matters relating to its organization and registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange-traded funds, preferred stocks, exchange-traded options purchased and options written, convertible preferred stocks and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by independent pricing services to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2017 were $32, $78,257, $35,599, $48 and $15,398, for Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Small Cap Growth, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except International Small Cap, to continue to, and the intention of International Small Cap, to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2017, the Funds did not have any unrecognized tax positions.

At February 28, 2017, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$26,613	$4,493	$366	$4,127
Emerging Markets Equity	491,802	89,205	24,879	64,326
Equity Income	1,433,450	282,369	10,075	272,294
Focus	638,725	102,484	12,408	90,076
Genesis	6,352,455	5,166,884	73,725	5,093,159
Global Equity	3,862	639	231	408
Global Real Estate	2,545	106	93	13
Greater China Equity	83,069	7,008	2,634	4,374
Guardian	988,874	184,840	12,602	172,238
International Equity	1,410,279	193,412	87,070	106,342
International Select	208,939	35,510	14,083	21,427
International Small Cap	1,016	103	10	93
Intrinsic Value	617,412	136,157	35,309	100,848
Large Cap Value	1,302,352	214,412	14,198	200,214
Mid Cap Growth	862,129	267,233	4,922	262,311
Mid Cap Intrinsic Value	75,738	20,301	3,030	17,271
Multi-Cap Opportunities	1,236,860	633,164	3,431	629,733
Real Estate	522,187	50,673	9,823	40,850
Small Cap Growth	58,350	10,265	745	9,520
Socially Responsive	1,694,112	662,394	19,041	643,353
Value	17,140	1,904	151	1,753

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains, distributions re-designated, partnership adjustments, net operating losses, adjustments related to real estate investment trusts ("REITs") and other underlying investments, non-taxable adjustments to income, non-REIT income and basis adjustments, non-taxable distributions from underlying investments, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees and deemed distributions on shareholder redemptions. For the year ended August 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Dividend Growth	$(4,083)	$4,084	$(1)
Emerging Markets Equity	—	(763,093)	763,093
Equity Income	12,974,543	55,916	(13,030,459)
Focus	5,679,932	(392,178)	(5,287,754)
Genesis	192,264,680	(1,881,049)	(190,383,631)
Global Equity	2,024	7,860	(9,884)
Global Real Estate	—	17,688	(17,688)
Greater China Equity	—	(31,565)	31,565
Guardian	24,985,500	(1,242,017)	(23,743,483)
International Equity	—	(104,419)	104,419
International Select	—	(55,922)	55,922
Intrinsic Value	3,216,571	2,531,470	(5,748,041)
Large Cap Value	7,298,700	(1,926,037)	(5,372,663)
Mid Cap Growth	(5,235,945)	5,003,550	232,395
Mid Cap Intrinsic Value	(5,686)	(266,569)	272,255
Multi-Cap Opportunities	11,966,679	(522,469)	(11,444,210)
Real Estate	17,137,140	958,260	(18,095,400)
Small Cap Growth	(242,076)	233,600	8,476
Socially Responsive	16,828,429	1,614	(16,830,043)
Value	—	(28,557)	28,557

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2016		2015		2016		2015		2016		2015		2016		2015
Dividend Growth	$—	(b)	$—		$—	(b)	$—		$—	(b)	$—		$—	(b)	$—
Emerging Markets Equity	2,725,387		5,731,674		—		—		—		—		2,725,387		5,731,674
Equity Income	45,301,642		65,720,431		66,678,398		93,473,349		—		—		111,980,040		159,193,780
Focus	5,504,703		19,619,019		35,550,318		113,979,974		—		—		41,055,021		133,598,993
Genesis	35,557,259		35,589,396		1,125,571,976		1,177,470,479		—		—		1,161,129,235		1,213,059,875
Global Equity	6,357		827,724		—		793,061		—		—		6,357		1,620,785
Global Real Estate	58,229		24,956	(a)	341		—	(a)	—		—	(a)	58,570		24,956	(a)
Greater China Equity	12,868,372		4,726,685		—		847,483		—		—		12,868,372		5,574,168
Guardian	8,572,126		18,290,813		134,218,623		193,226,409		—		—		142,790,749		211,517,222
International Equity	13,604,543		16,964,183		—		—		—		—		13,604,543		16,964,183
International Select	2,878,253		3,333,956		—		—		—		—		2,878,253		3,333,956
Intrinsic Value	733,120		3,457,299		22,985,868		12,891,705		—		—		23,718,988		16,349,004
Large Cap Value	16,816,512		106,665,862		113,694,976		131,474,524		—		—		130,511,488		238,140,386

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2016	2015	2016	2015	2016	2015	2016	2015
Mid Cap Growth	$—	$—	$90,521,333	$112,035,066	$—	$—	$90,521,333	$112,035,066
Mid Cap Intrinsic Value	1,384,820	1,552,865	10,316,948	7,508,109	—	—	11,701,768	9,060,974
Multi-Cap Opportunities	20,337,175	23,749,224	60,531,847	86,383,844	—	—	80,869,022	110,133,068
Real Estate	15,994,363	14,563,346	52,479,919	48,311,493	—	—	68,474,282	62,874,839
Small Cap Growth	2,335,252	—	2,181,399	—	—	—	4,516,651	—
Socially Responsive	20,668,806	29,152,122	138,003,445	255,811,829	—	—	158,672,251	284,963,951
Value	197,220	1,232,049	202,164	160,048	—	—	399,384	1,392,097

(a)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

As of August 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$283,700	$—	$1,765,940	$(96,571)	$—	$1,953,069
Emerging Markets Equity	1,834,507	—	48,258,964	(68,762,310)	(33,992)	(18,702,831)
Equity Income	5,411,525	53,826,960	209,146,953	—	(279,051)	268,106,387
Focus	2,376,522	57,022,350	77,288,343	—	—	136,687,215
Genesis	22,874,327	586,313,834	4,927,451,623	—	—	5,536,639,784
Global Equity	20,514	29,423	255,145	—	—	305,082
Global Real Estate	45,376	—	139,800	(5,890)	(2,302)	176,984
Greater China Equity	359,675	—	2,522,238	(10,913,881)	(23,423)	(8,055,391)
Guardian	2,687,160	117,059,267	118,507,323	—	—	238,253,750
International Equity	13,045,359	—	92,680,280	(217,670,127)	(1,654)	(111,946,142)
International Select	2,104,443	—	21,989,610	(31,070,807)	(30,672)	(7,007,426)
Intrinsic Value	2,019,395	6,007,702	54,926,148	—	(113,480)	62,839,765
Large Cap Value	10,385,792	17,829,807	87,776,081	—	—	115,991,680
Mid Cap Growth	—	31,951,364	215,084,622	(1,654,483)	—	245,381,503
Mid Cap Intrinsic Value	—	—	7,803,587	(803,937)	—	6,999,650
Multi-Cap Opportunities	10,815,330	48,155,675	451,216,054	—	—	510,187,059
Real Estate	7,176,688	53,855,942	88,239,635	—	—	149,272,265
Small Cap Growth	—	—	8,260,114	(13,131,953)	—	(4,871,839)
Socially Responsive	12,471,429	61,240,444	514,621,883	—	—	588,333,756
Value	150,027	—	602,503	(411,111)	—	341,419

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, capital loss carryforwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2017	2018
International Equity(a)	$139,527,206	$78,142,921
International Select	—	31,070,807
	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Dividend Growth	$—	$96,571
Emerging Markets Equity	37,231,297	31,531,013
Global Real Estate	2,641	3,249
Greater China Equity	1,574,848	9,339,033
Small Cap Growth	—	12,783,851
Value	—	411,111

(a)  The capital loss carryforwards shown above for International Equity includes $105,823,041 expiring in 2017, which was acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2016, International Equity and International Select utilized capital loss carryforwards of $15,255,423, and $4,066,435, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2016, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$1,654,483	$—	$—
Mid Cap Intrinsic Value	—	—	803,937
Small Cap Growth	348,102	—	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At February 28, 2017, there were no outstanding balances of accrued deferred capital gains tax for Emerging Markets Equity.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax. Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2016, $43,359 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain (loss) on investments in the Statements of Changes in Net Assets. During the six months ended February 28, 2017, $6,061 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain (loss) on sales of investment securities of unaffiliated issuers in the Statements of Operations. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Intrinsic Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At February 28, 2017, these Funds estimated these amounts for the period January 1, 2017 to February 28, 2017 within the financial statements because the 2017 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2016, the character of distributions paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by International Small Cap in connection with its organization, which amounted to $70,462 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the six months ended February 28, 2017, Equity Income, Focus and Guardian used options written and Focus and Guardian used purchased option contracts ("options purchased"). Equity Income used options written to generate incremental returns. Focus used options written to enhance income; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance returns and to gain exposure to certain securities. Focus used options purchased for hedging purposes and as a risk management tool. Guardian used options written to enhance income, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas, to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas, to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

At February 28, 2017, Equity Income, Focus and Guardian had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Focus
Options purchased	Investments in securities, at value	$188	$188
Total Value—Assets		$188	$188
Guardian
Options purchased	Investments in securities, at value	$167	$167
Total Value—Assets		$167	$167

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(2,628)	$(2,628)
Total Value—Liabilities		$(2,628)	$(2,628)
Focus
Options written	Option contracts written, at value	$(149)	$(149)
Total Value—Liabilities		$(149)	$(149)
Guardian
Options written	Option contracts written, at value	$(695)	$(695)
Total Value—Liabilities		$(695)	$(695)

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2017, was as follows:

Realized Gain (Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain (loss) on: option contracts written	$1,033	$1,033
Total Realized Gain (Loss)		$1,033	$1,033
Focus
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$(25)	$(25)
Options written	Net realized gain (loss) on: option contracts written	406	406
Total Realized Gain (Loss)		$381	$381

Realized Gain (Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Guardian
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$(533)	$(533)
Options written	Net realized gain (loss) on: option contracts written	1,500	1,500
Total Realized Gain (Loss)		$967	$967

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	$(1,273)	$(1,273)
Total Change in Appreciation/ (Depreciation)		$(1,273)	$(1,273)
Focus
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$(25)	$(25)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	2	2
Total Change in Appreciation/(Depreciation)		$(23)	$(23)
Guardian
Options purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	$249	$249
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(48)	(48)
Total Change in Appreciation/(Depreciation)		$201	201

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus and Guardian, did not hold any derivative instruments during the six months ended February 28, 2017 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $1.0 billion	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.45%
For Global Equity(b):
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.45%

(a)  Effective May 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity (0.21% effective February 1, 2014, and 0.18% effective January 28, 2013). Effective December 19, 2016, Management has voluntarily agreed to waive its management fee in the amount of 0.36% of the average daily net asset of Mid Cap Intrinsic Value (0.15% effective September 1, 2016, 2.89% effective August 31, 2016, 1.21% effective August 23, 2016, 0.11% effective November 1, 2015, 0.16% effective March 1, 2015, 0.20% effective October 13, 2014, 0.30% effective February 1, 2014, 0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the six months ended February 28, 2017, such waived fees amounted to $1,320,328 and $74,309 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

(b)  Prior to December 8, 2016, Global Equity paid Management a fee at the annual rate of 0.750% of the first $250 million of the Fund's average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

Accordingly, for the six months ended February 28, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.99%		Intrinsic Value	0.80%
Equity Income	0.49%		Large Cap Value	0.49%
Focus	0.53%		Mid Cap Growth	0.51%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Global Equity	0.66%		Multi-Cap Opportunities	0.53%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.51%		Socially Responsive	0.47%
International Equity	0.79	%(a)	Value	0.55%
International Select	0.55%

(a)  0.61% annual effective net rate of the Fund's average daily net assets.

(b)  0.38% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended February 28, 2017, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Genesis Institutional Class	$111,352
Genesis Class R6	65,989
International Equity Institutional Class	111,751
International Equity Class A	389
Large Cap Value Institutional Class	243
Mid Cap Growth Class A	4,068

At February 28, 2017, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Year Ending August 31,
			2014	2015	2016		2017
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019		2020
Dividend Growth Institutional Class	0.69%	8/31/20	$—	$—	$215,047	(b)	$146,367
Dividend Growth Class A	1.05%	8/31/20	—	—	9,994	(b)	2,941
Dividend Growth Class C	1.80%	8/31/20	—	—	9,444	(b)	6,428
Dividend Growth Class R6	0.62%	8/31/20	—	—	15,585	(b)	397
Emerging Markets Equity Institutional Class	1.25%	8/31/20	883,913	744,668	528,129		226,530
Emerging Markets Equity Class A	1.50%	8/31/20	50,753	48,822	54,600		39,847
Emerging Markets Equity Class C	2.25%	8/31/20	17,603	19,353	13,399		5,564
Emerging Markets Equity Class R3	1.91%	8/31/20	937	1,334	1,403		589
Emerging Markets Equity Class R6	1.18%	8/31/20	122,377	135,893	127,742		52,022
Equity Income Institutional Class	0.80%	8/31/20	—	—	—		—
Equity Income Class A	1.16%	8/31/20	—	—	—		—
Equity Income Class C	1.91%	8/31/20	—	—	—		—
Equity Income Class R3	1.41%	8/31/20	—	—	—		—
Focus Trust Class	1.50%	8/31/20	—	—	—		—
Focus Advisor Class	1.50%	8/31/22	—	—	—		—
Focus Institutional Class	0.75%	8/31/20	488	1,518	755		275
Focus Class A	1.11%	8/31/20	716	1,255	1,451		499
Focus Class C	1.86%	8/31/20	432	708	893		350
Genesis Trust Class	1.50%	8/31/20	—	—	—		—
Genesis Advisor Class	1.50%	8/31/22	—	—	—		—
Genesis Institutional Class	0.85%	8/31/22	—	—	—		—
Genesis Class R6	0.78%	8/31/20	—	—	—		—

				Expenses Reimbursed in Fiscal Year Ending August 31,
				2014	2015		2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018		2019	2020
Global Equity Institutional Class	0.75	%(c)	8/31/20	$209,198	$249,720		$240,098	$124,866
Global Equity Class A	1.11	%(c)	8/31/20	2,167	14,226		38,361	15,860
Global Equity Class C	1.86	%(c)	8/31/20	962	5,783		16,073	4,644
Global Real Estate Institutional Class	1.00%		8/31/20	—	185,406	(d)	197,159	105,212
Global Real Estate Class A	1.36%		8/31/20	—	58,526	(d)	64,529	22,247
Global Real Estate Class C	2.11%		8/31/20	—	24,504	(d)	25,169	13,490
Greater China Equity Institutional Class	1.50%		8/31/20	192,642	126,917		229,329	85,202
Greater China Equity Class A	1.86%		8/31/20	1,747	5,487		7,590	2,486
Greater China Equity Class C	2.61%		8/31/20	262	301		320	161
Guardian Trust Class	1.50%		8/31/20	—	—		—	—
Guardian Advisor Class	1.50%		8/31/22	—	—		—	—
Guardian Institutional Class	0.75%		8/31/20	—	—		—	—
Guardian Class A	1.11%		8/31/20	—	—		—	3
Guardian Class C	1.86%		8/31/20	—	—		—	—
Guardian Class R3	1.36%		8/31/20	114	82		148	46
International Equity Investor Class	1.40%		8/31/20	—	—		—	—
International Equity Trust Class	2.00%		8/31/22	—	—		—	—
International Equity Institutional Class	0.85%		8/31/22	99,978	—		—	—
International Equity Class A	1.21%		8/31/20	8,490	—		10,042	—
International Equity Class C	1.96%		8/31/20	1,864	280		2,521	325
International Equity Class R6	0.78%		8/31/20	— (e)	—		—	—
International Select Trust Class	1.15	%(f)	8/31/20	10,676	9,396		12,258	6,238
International Select Institutional Class	0.80	%(f)	8/31/20	58,089	59,089		91,989	63,763
International Select Class A	1.16	%(f)(g)	8/31/20	414	526		1,276	1,299
International Select Class C	1.91	%(f)	8/31/20	2,144	1,857		1,955	1,170
International Select Class R3	1.41	%(f)	8/31/20	1,072	1,371		2,218	1,584
International Small Cap Institutional Class	1.05%		8/31/20	—	—		—	85,586	(h)
International Small Cap Class A	1.41%		8/31/20	—	—		—	14,105	(h)
International Small Cap Class C	2.16%		8/31/20	—	—		—	14,088	(h)
International Small Cap Class R6	0.98%		8/31/20	—	—		—	28,186	(h)
Intrinsic Value Institutional Class	1.00%		8/31/20	301,614	339,659		357,588	131,683
Intrinsic Value Class A	1.36%		8/31/20	28,502	36,399		58,200	18,321
Intrinsic Value Class C	2.11%		8/31/20	17,367	20,071		22,495	6,419
Large Cap Value Trust Class	1.50%		8/31/20	—	—		—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—		—	—
Large Cap Value Institutional Class	0.70%		8/31/20	—	—		6,188	—
Large Cap Value Class A	1.11%		8/31/20	—	—		—	—

				Expenses Reimbursed in Fiscal Year Ending August 31,
				2014	2015	2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018	2019	2020
Large Cap Value Class C	1.86%		8/31/20	$—	$—	$—	$—
Large Cap Value Class R3	1.36%		8/31/20	82	150	126	44
Mid Cap Growth Trust Class	1.50%		8/31/20	—	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/20	—	—	—	—
Mid Cap Growth Class A	1.11%		8/31/20	15,439	—	—	—
Mid Cap Growth Class C	1.86%		8/31/20	2,505	1,402	1,762	461
Mid Cap Growth Class R3	1.36%		8/31/20	1,797	1,071	2,657	781
Mid Cap Growth Class R6	0.68%		8/31/20	—	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	—	5,256	8,167	1,264
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/20	—	9,129	24,711	6,629
Mid Cap Intrinsic Value Class A	1.21%		8/31/20	—	6,396	17,891	5,250
Mid Cap Intrinsic Value Class C	1.96%		8/31/20	—	1,380	4,388	1,340
Mid Cap Intrinsic Value Class R3	1.46%		8/31/20	52	508	1,736	583
Multi-Cap Opportunities Institutional Class	1.00%		8/31/20	—	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/20	—	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/20	—	—	—	—
Real Estate Trust Class	1.50	%(g)	8/31/22	—	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	816,914	815,170	588,136	225,898
Real Estate Class A	1.21%		8/31/20	372,300	344,493	261,138	110,404
Real Estate Class C	1.96%		8/31/20	95,657	82,751	62,906	26,624
Real Estate Class R3	1.46%		8/31/20	40,926	50,187	50,219	24,681
Real Estate Class R6	0.78%		8/31/20	29,648	58,201	70,754	42,070
Small Cap Growth Investor Class	1.30	%(g)	8/31/22	191,312	192,273	243,435	127,312
Small Cap Growth Trust Class	1.40	%(g)	8/31/22	33,978	25,160	24,155	12,235
Small Cap Growth Advisor Class	1.60	%(g)	8/31/22	14,531	12,075	10,968	5,154
Small Cap Growth Institutional Class	0.90%		8/31/20	95,342	110,976	94,448	31,671
Small Cap Growth Class A	1.26%		8/31/20	27,894	26,864	26,066	11,944
Small Cap Growth Class C	2.01%		8/31/20	9,511	10,703	13,463	6,004
Small Cap Growth Class R3	1.51%		8/31/20	3,105	4,955	8,774	4,092
Socially Responsive Trust Class	1.50%		8/31/20	—	—	—	—
Socially Responsive Institutional Class	0.75%		8/31/20	—	—	—	—
Socially Responsive Class A	1.11%		8/31/20	—	—	—	—
Socially Responsive Class C	1.86%		8/31/20	—	—	—	—
Socially Responsive Class R3	1.36%		8/31/20	—	—	—	—

				Expenses Reimbursed in Fiscal Year Ending August 31,
				2014	2015	2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018	2019	2020
Socially Responsive Class R6	0.68%		8/31/20	$—	$—	$—	$—
Value Institutional Class	0.75	%(g)	8/31/20	156,019	166,414	172,294	75,834
Value Class A	1.11	%(g)	8/31/20	94,620	98,718	87,821	43,502
Value Class C	1.86	%(g)	8/31/20	7,224	7,048	9,526	15,436

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(c)  Prior to December 8, 2016, the contractual expense limitation was 1.15% for Institutional Class, 1.51% for Class A and 2.26% for Class C.

(d)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(e)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(f)  Prior to December 8, 2016, the contractual expense limitation was 1.25% for Trust Class, 0.90% for Institutional Class, 1.30% for Class A, 2.00% for Class C and 1.51% for Class R3.

(g)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21%, 1.37% (effective September 1, 2015), 1.51%, 0.70% (effective December 30, 2015; 0.71% from September 18, 2015 to December 29, 2015; 0.70% from June 22, 2015 to September 17, 2015; 0.69% from March 13, 2015 to June 21, 2015; 0.70% prior to March 13, 2015), 1.08% (effective June 15, 2016; 1.09% from December 30, 2015 to June 14, 2016; 1.10% from September 18, 2015 to December 29, 2015; 1.07% from June 22, 2015 to September 17, 2015; 1.10% from March 13, 2015 to June 21, 2015; 1.08% from December 12, 2014 to March 12, 2015; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014; 1.09% from March 14, 2014 to June 12, 2014), and 1.82% (effective June 15, 2016; 1.83% from September 18, 2015 to June 14, 2016; 1.82% from March 13, 2015 to September 17, 2015; 1.83% from December 12, 2014 to March 12, 2015; 1.86% prior to December 12, 2014), respectively, per annum of their average daily net assets. For the six months ended February 28, 2017, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Trust Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value amounted to $733, $350,743, $19,989, $0, $883, $2,646, $879 and $435, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(h)  Period from December 8, 2016 (Commencement of Operations) to February 28, 2017.

Neuberger Berman Asia Limited ("NB Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day investment business.

Neuberger Berman LLC ("Neuberger Berman"), as the sub-adviser to each Fund (except Greater China Equity), was retained by Management through December 31, 2015, to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger Berman and/or Management. As a result of the entity consolidation described on page 47 of this Semi-Annual Report, the services previously provided by Neuberger Berman under the subadvisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$1,105	$—	$—	$—
Dividend Growth Class C	—	5,345	—	—
Emerging Markets Equity Class A	2,014	—	—	—
Emerging Markets Equity Class C	—	260	—	—
Equity Income Class A	15,956	—	—	—
Equity Income Class C	—	8,496	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
Global Equity Class A	—	—	—	—
Global Equity Class C	—	2	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	32	—	—
Greater China Equity Class A	137	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	119	—	—	—
Guardian Class C	—	7	—	—
International Equity Class A	437	—	—	—
International Equity Class C	—	2,202	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Select Class A	$4	$—	$—	$—
International Select Class C	—	—	—	—
International Small Cap Class A(a)	—	—	—	—
International Small Cap Class C(a)	—	—	—	—
Intrinsic Value Class A	2,896	—	—	—
Intrinsic Value Class C	—	1,751	—	—
Large Cap Value Class A	1,127	—	—	—
Large Cap Value Class C	—	1,211	—	—
Mid Cap Growth Class A	4,259	—	—	—
Mid Cap Growth Class C	—	3,899	—	—
Mid Cap Intrinsic Value Class A	312	—	—	—
Mid Cap Intrinsic Value Class C	—	1,521	—	—
Multi-Cap Opportunities Class A	2,662	—	—	—
Multi-Cap Opportunities Class C	—	2,853	—	—
Real Estate Class A	1,382	—	—	—
Real Estate Class C	—	4,723	—	—
Small Cap Growth Class A	267	—	—	—
Small Cap Growth Class C	—	176	—	—
Socially Responsive Class A	17,293	—	—	—
Socially Responsive Class C	—	6,979	—	—
Value Class A	1,719	—	—	—
Value Class C	—	1,015	—	—

(a)  Period from December 8, 2016 (Commencement of Operations) to February 28, 2017.

For the six months ended February 28, 2017, Equity Income and Focus each recorded a capital contribution from Management in the amount of $1,250 and $1,145, respectively. These amounts were paid in connection with losses incurred in the execution of a trade for Equity Income and valuation of a corporate action for Focus.

For the year ended August 31, 2016, Mid Cap Growth recorded a capital contribution from Management in the amount of $1,006,679. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the six months ended February 28, 2017, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$10,820	$4,439	International Small Cap(a)	$1,028	$48
Emerging Markets Equity	124,599	55,112	Intrinsic Value	83,219	123,007
Equity Income	450,895	467,968	Large Cap Value	420,023	497,809
Focus	332,416	369,609	Mid Cap Growth	243,886	297,218
Genesis	1,555,130	1,829,711	Mid Cap Intrinsic Value	16,474	21,687
Global Equity	222	453	Multi-Cap Opportunities	188,174	420,590
Global Real Estate	739	1,183	Real Estate	149,232	244,298
Greater China Equity	43,828	51,202	Small Cap Growth	58,107	67,287
Guardian	223,709	263,434	Socially Responsive	378,115	588,594
International Equity	215,082	152,203	Value	11,830	9,442
International Select	34,417	30,118

(a)  Period from December 8, 2016 (Commencement of Operations) to February 28, 2017.

During the six months ended February 28, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2017 and for the year ended August 31, 2016 was as follows:

	For the Six Months Ended February 28, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Dividend Growth:
Institutional Class	378	36		(63)	351	1,972	—		(142)	1,830	(a)
Class A	55	0	[z]	(0)[z]	55	70	—		(50)	20	(a)
Class C	246	0	[z]	(0)[z]	246	60	—		(60)	0	z(a)
Class R6	—	—		—	—	100	—		(95)	5	(a)
Emerging Markets Equity:
Institutional Class	7,268	56		(2,933)	4,391	7,953	83		(10,171)	(2,135)
Class A	1,201	6		(366)	841	1,078	3		(570)	511
Class C	51	—		(47)	4	41	—		(165)	(124)
Class R3	17	0	[z]	(30)	(13)	34	0	[z]	(13)	21
Class R6	196	39		(312)	(77)	764	48		(425)	387

	For the Six Months Ended February 28, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Equity Income:
Institutional Class	10,410	3,364		(9,308)	4,466	15,255		5,579		(57,368)	(36,534)
Class A	1,413	745		(3,254)	(1,096)	2,639		1,164		(8,961)	(5,158)
Class C	1,044	745		(3,894)	(2,105)	2,158		1,150		(9,755)	(6,447)
Class R3	10	5		(95)	(80)	48		11		(168)	(109)
Focus:
Investor Class	121	2,051		(1,188)	984	209		1,150		(2,214)	(855)
Trust Class	37	666		(701)	2	111		431		(1,843)	(1,301)
Advisor Class	41	195		(93)	143	83		111		(399)	(205)
Institutional Class	55	21		(61)	15	97		21		(980)	(862)
Class A	11	33		(17)	27	31		23		(124)	(70)
Class C	8	103		(82)	29	69		50		(178)	(59)
Genesis:
Investor Class	3,754	5,506		(4,934)	4,326	5,103		8,432		(17,909)	(4,374)
Trust Class	1,409	1,603		(5,009)	(1,997)	2,360		3,071		(9,793)	(4,362)
Advisor Class	1,305	1,608		(1,921)	992	2,144		2,934		(10,618)	(5,540)
Institutional Class	6,384	3,561		(9,065)	880	16,116		6,478		(26,335)	(3,741)
Class R6	7,396	4,023		(4,673)	6,746	12,364		5,788		(7,989)	10,163
Global Equity:
Institutional Class	1	7		(6)	2	96		1		(58)	39
Class A	3	1		(19)	(15)	32		—		(22)	10
Class C	—	0	[z]	(5)	(5)	3		—		(17)	(14)
Global Real Estate:
Institutional Class	—	6		(5)	1	0	[z]	1		(1)	0 [z]
Class A	1	0	[z]	(40)	(39)	0	[z]	1		(2)	(1)
Class C	—	0	[z]	(2)	(2)	2		0	[z]	—	2
Greater China Equity:
Institutional Class	746	10		(1,525)	(769)	4,367		389		(5,538)	(782)
Class A	28	0	[z]	(56)	(28)	690		24		(877)	(163)
Class C	7	—		(0)[z]	7	—		1		(2)	(1)
Guardian:
Investor Class	349	7,181		(3,555)	3,975	620		7,174		(7,829)	(35)
Trust Class	240	1,218		(1,158)	300	386		1,446		(4,008)	(2,176)
Advisor Class	1	2		(3)	(0)[z]	12		3		(19)	(4)
Institutional Class	643	471		(549)	565	767		577		(3,250)	(1,906)
Class A	45	98		(155)	(12)	416		132		(6,594)	(6,046)
Class C	21	19		(78)	(38)	51		17		(59)	9
Class R3	13	4		(15)	2	10		4		(7)	7

	For the Six Months Ended February 28, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Equity:
Investor Class	168	22		(402)	(212)	402		25		(1,331)	(904)
Trust Class	93	7		(362)	(262)	346		5		(752)	(401)
Institutional Class	20,697	1,388		(18,641)	3,444	45,647		1,013		(22,630)	24,030
Class A	815	4		(1,889)	(1,070)	2,299		7		(1,865)	441
Class C	50	—		(119)	(69)	337		—		(197)	140
Class R6	1,636	73		(899)	810	1,696		45		(592)	1,149
International Select:
Trust Class	23	8		(54)	(23)	66		8		(317)	(243)
Institutional Class	3,978	295		(4,104)	169	1,457		252		(2,674)	(965)
Class A	96	4		(136)	(36)	193		3		(130)	66
Class C	43	0	[z]	(67)	(24)	12		0	[z]	(64)	(52)
Class R3	144	3		(80)	67	134		2		(108)	28
International Small Cap:
Institutional Class(b)	63	—		—	63	—		—		—	—
Class A(b)	10	—		(0)[z]	10	—		—		—	—
Class C(b)	10	—		—	10	—		—		—	—
Class R6(b)	20	—		—	20	—		—		—	—
Intrinsic Value:
Institutional Class	4,915	521		(6,423)	(987)	25,670		1,318		(12,710)	14,278
Class A	680	40		(964)	(244)	2,339		165		(2,403)	101
Class C	99	22		(368)	(247)	496		89		(563)	22
Large Cap Value:
Investor Class	440	1,274		(1,813)	(99)	605		3,565		(4,378)	(208)
Trust Class	234	228		(586)	(124)	275		808		(2,634)	(1,551)
Advisor Class	651	772		(1,261)	162	886		2,074		(3,420)	(460)
Institutional Class	955	79		(278)	756	271		198		(1,621)	(1,152)
Class A	66	10		(86)	(10)	66		26		(73)	19
Class C	69	10		(56)	23	66		22		(116)	(28)
Class R3	1	0	[z]	(0)[z]	1	0	[z]	1		(1)	0 [z]
Mid Cap Growth:
Investor Class	376	1,481		(1,555)	302	2,763		2,578		(3,714)	1,627
Trust Class	266	79		(521)	(176)	642		201		(1,690)	(847)
Advisor Class	58	11		(90)	(21)	215		21		(166)	70
Institutional Class	2,296	1,034		(4,517)	(1,187)	10,390		2,690		(18,789)	(5,709)
Class A	194	87		(898)	(617)	1,629		232		(2,689)	(828)
Class C	25	12		(101)	(64)	237		23		(120)	140
Class R3	84	14		(98)	0 [z]	302		27		(245)	84
Class R6	2,524	725		(1,465)	1,784	10,337		854		(2,620)	8,571

	For the Six Months Ended February 28, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	42	9		(148)	(97)	116	231	(432)	(85)
Trust Class	17	4		(30)	(9)	28	96	(165)	(41)
Institutional Class	181	9		(178)	12	378	200	(1,045)	(467)
Class A	83	4		(214)	(127)	264	96	(379)	(19)
Class C	19	0	[z]	(101)	(82)	72	18	(57)	33
Class R3	10	0	[z]	(12)	(2)	37	12	(31)	18
Multi-Cap Opportunities:
Institutional Class	2,401	669		(13,198)	(10,128)	6,282	844	(40,964)	(33,838)
Class A	424	118		(1,159)	(617)	915	185	(3,291)	(2,191)
Class C	164	60		(374)	(150)	352	76	(991)	(563)
Real Estate:
Trust Class	525	1,770		(3,223)	(928)	1,581	1,493	(7,466)	(4,392)
Institutional Class	1,948	1,891		(5,190)	(1,351)	6,130	1,707	(15,421)	(7,584)
Class A	878	962		(2,161)	(321)	2,661	736	(5,616)	(2,219)
Class C	51	197		(512)	(264)	155	143	(557)	(259)
Class R3	262	199		(455)	6	571	131	(693)	9
Class R6	461	396		(508)	349	1,175	211	(610)	776
Small Cap Growth:
Investor Class	27	—		(108)	(81)	38	95	(173)	(40)
Trust Class	2	—		(31)	(29)	11	9	(34)	(14)
Advisor Class	6	—		(27)	(21)	25	11	(55)	(19)
Institutional Class	33	—		(48)	(15)	94	25	(466)	(347)
Class A	19	—		(27)	(8)	40	8	(89)	(41)
Class C	17	—		(27)	(10)	24	10	(46)	(12)
Class R3	9	—		(23)	(14)	55	5	(53)	7
Socially Responsive:
Investor Class	736	869		(2,631)	(1,026)	2,321	1,365	(5,077)	(1,391)
Trust Class	903	967		(3,055)	(1,185)	1,800	1,560	(5,630)	(2,270)
Institutional Class	2,638	910		(2,911)	637	6,451	1,298	(7,648)	101
Class A	677	458		(1,690)	(555)	1,444	681	(2,544)	(419)
Class C	254	166		(369)	51	490	224	(625)	89
Class R3	238	125		(286)	77	524	161	(525)	160
Class R6	1,054	430		(3,401)	(1,917)	5,148	484	(1,510)	4,122
Value:
Institutional Class	229	5		(211)	23	177	20	(529)	(332)
Class A	335	1		(315)	21	29	8	(300)	(263)
Class C	175	1		(9)	167	9	1	(12)	(2)

(a)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(b)  Period from December 8, 2016 (Commencement of Operations) to February 28, 2017.

z  Amount less than one thousand.

Note E—Line of Credit:

At February 28, 2017, each Fund (other than Neuberger Berman International Small Cap Fund) was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the higher of (a) a federal funds effective rate plus 1.00% per annum or (b) a Eurodollar rate for a one-month period plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2017.

During the period from September 1, 2016 through February 28, 2017, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(a)
Greater China Equity	7	$11,020,000	1.53%	$2,472

(a)  Interest Paid is reflected in the Statements of Operations under the caption "Interest expense".

Note F—Investments In Affiliates(a):

	Balance of Shares Held August 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2017	Value February 28, 2017	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.(b)	1,161,900	—	580,790	581,110	$28,968,334	$224,720		$9,383,191
Astronics Corp.	1,050,865	32,900	31,630	1,052,135	40,539,192	—	*	(573,570)
Bank of Hawaii Corp.	2,218,312	44,700	2,675	2,260,337	190,908,063	2,194,958		44,507
Calavo Growers, Inc.	613,702	580,900	20,790	1,173,812	66,202,997	536,312		158,855
Computer Modelling Group Ltd.	4,651,700	—	151,820	4,499,880	34,997,560	697,057		(14,961)
CVB Financial Corp.	5,731,072	437,300	7,285	6,161,087	146,325,816	1,435,313		38,047
Exponent, Inc.	1,968,670	—	117,190	1,851,480	106,367,526	343,219		4,727,215
Gray Television, Inc.	4,097,350	513,115	216,200	4,394,265	59,762,004	—	*	(1,504,097)
Hibbett Sports, Inc.(b)	1,132,969		1,132,969	—	—	—	*	27,301,824
LCI Industries(c)	1,094,569	187,730	34,175	1,248,124	134,422,955	552,885		1,062,557

	Balance of Shares Held August 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2017	Value February 28, 2017	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
LegacyTexas Financial Group, Inc.	1,878,818	762,500	3,120	2,638,198	$112,360,853	$687,905		$37,531
Lindsay Corp.	668,350	—	35,945	632,405	50,636,668	371,751		(252,055)
Monotype Imaging Holdings, Inc.	3,058,306	—	164,820	2,893,486	58,303,743	654,457		(1,397,575)
Nexstar Media Group, Inc.(d)	2,019,021	516,435	59,200	2,476,256	170,737,851	1,197,092		520,247
Pason Systems, Inc.	3,679,657	588,800	—	4,268,457	58,554,693	988,325		—
Pool Corp.	2,053,498	140,300	112,260	2,081,538	238,773,224	38,098		6,983,604
Power Integrations, Inc.	2,073,300		2,500	2,070,800	130,874,560	559,116		10,490
RBC Bearings, Inc.	1,347,240	201,200	6,225	1,542,215	143,888,660	—	*	57,966
Rogers Corp.	1,149,551	—	61,985	1,087,566	89,735,071	—	*	(587,230)
Sensient Technologies Corp.	2,824,245	—	235,260	2,588,985	206,963,461	1,612,437		9,107,319
Tennant Co.	963,802	—	52,175	911,627	64,041,797	387,456		142,334
U.S. Physical Therapy, Inc.	791,800	70,500	19,995	842,305	63,720,373	146,591		324,571
Total					$2,197,085,401	$12,627,692		$55,570,770

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  At February 28, 2017, the issuers of these companies were no longer affiliated with Genesis.

(c)  Effective January 3, 2017, this security underwent a name change from Drew Industries, Inc.

(d)  Effective January 17, 2017, this security underwent a name change from Nexstar Broadcasting Group, Inc. Class A.

*  Security did not produce income during the last twelve months.

Other: At February 28, 2017, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.25%, 0.01% and 0.23%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at February 28, 2017, affiliated investors owned 0.21%, 0.01%, 0.02%, 64.34%, 99.07%, 5.19%, 0.00%, 97.16% 0.01%, 0.01%, 0.08% and 0.30% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, International Equity, International Small Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Value, respectively.

Note G—Custodian Out-of-Pocket Expenses

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the period ended February 28, 2017.

	Expenses Refunded	Interest Paid to the Funds
Equity Income	$1,268	$68
Focus	73,297	8,507
Genesis	288,737	21,840
Guardian	127,308	15,909
International Equity	493,553	60,646
Large Cap Value	167,263	14,872
Mid Cap Growth	79,093	8,282
Mid Cap Intrinsic Value	21,954	1,795
Multi-Cap Opportunities	625	5
Small Cap Growth	4,397	1,456
Socially Responsive	94,334	7,420

Note H—Recent Accounting Pronouncement:

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 to $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i		Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/28/2017 (Unaudited)	$11.11	$0.11	$1.30	$1.41	$(0.22)	$—	$—	$(0.22)	$—	$12.30	12.77	%**	$26.8	2.01	%*	0.69	%*	1.87	%*	20	%**
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$—	$11.11	11.10	%**	$20.3	2.61	%*[b]	0.69	%*[b]	2.44	%*[b]	23	%**
Class A
2/28/2017 (Unaudited)	$11.09	$0.09	$1.29	$1.38	$(0.14)	$—	$—	$(0.14)	$—	$12.33	12.54	%**	$0.9	2.43	%*	1.05	%*	1.49	%*	20	%**
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.09	10.90	%**	$0.2	3.36	%*[b]	1.05	%*[b]	2.14	%*[b]	23	%**
Class C
2/28/2017 (Unaudited)	$11.00	$0.04	$1.32	$1.36	$(0.05)	$—	$—	$(0.05)	$—	$12.31	12.25	%**	$3.0	3.09	%*	1.80	%*	0.63	%*	20	%**
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$—	$11.00	10.00	%**	$0.0	4.11	%*[b]	1.80	%*[b]	1.17	%*[b]	23	%**
Class R6
2/28/2017 (Unaudited)	$11.11	$0.11	$1.31	$1.42	$(0.22)	$—	$—	$(0.22)	$—	$12.31	12.81	%**	$0.1	1.96	%*	0.62	%*	1.93	%*	20	%**
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$—	$11.11	11.10	%**	$0.1	2.75	%*[b]	0.62	%*[b]	2.06	%*[b]	23	%**
Emerging Markets Equity Fund
Institutional Class
2/28/2017 (Unaudited)	$16.01	$0.01	$0.71	$0.72	$(0.08)	$—	$—	$(0.08)	$—	$16.65	4.55	%**	$404.9	1.39	%*	1.26	%*	0.08	%*	12	%**
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$—	$(0.10)	$—	$16.01	15.64%		$318.9	1.43%		1.25%		0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$—	$(0.17)	$—	$13.94	(21.22)%		$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$17.89	17.24%[g]		$514.8	1.45%		1.25%		0.96%		36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$15.34	2.77%		$374.1	1.60%		1.25%		1.10%		36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$14.99	(4.53)%		$161.7	1.77%		1.25%		0.89%		78%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i	Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$15.92	$(0.01)	$0.71	$0.70	$(0.05)	$—	$—	$(0.05)	$—	$16.57	4.46	%**	$38.4	1.77%*	1.51%*	(0.17)%*	12	%**
8/31/2016	$13.87	$0.09	$2.02	$2.11	$(0.06)	$—	$—	$(0.06)	$—	$15.92	15.31%		$23.5	1.82%	1.50%	0.60%	43%
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$—	$(0.13)	$—	$13.87	(21.42)%		$13.4	1.79%	1.50%	0.49%	36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$17.80	16.99%[g]		$19.9	1.82%	1.50%	0.88%	36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$15.27	2.54%		$7.3	2.00%	1.50%	0.69%	36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$14.92	(4.84)%		$4.1	2.23%	1.50%	0.53%	78%
Class C
2/28/2017 (Unaudited)	$15.36	$(0.07)	$0.70	$0.63	$—	$—	$—	$—	$—	$15.99	4.10	%**	$5.5	2.47%*	2.26%*	(0.95)%*	12	%**
8/31/2016	$13.42	$(0.04)	$1.98	$1.94	$—	$—	$—	$—	$—	$15.36	14.46%		$5.2	2.51%	2.25%	(0.30)%	43%
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$—	$(0.04)	$—	$13.42	(22.02)%		$6.2	2.53%	2.25%	(0.20)%	36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$17.26	16.07%[g]		$7.0	2.56%	2.25%	0.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	0.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$14.61	(5.50)%		$1.4	2.93%	2.25%	(0.17)%	78%
Class R3
2/28/2017 (Unaudited)	$15.59	$(0.05)	$0.71	$0.66	$(0.01)	$—	$—	$(0.01)	$—	$16.24	4.24	%**	$1.0	2.01%*	1.92%*	(0.62)%*	12	%**
8/31/2016	$13.60	$0.02	$2.00	$2.02	$(0.03)	$—	$—	$(0.03)	$—	$15.59	14.88%		$1.2	2.06%	1.91%	0.16%	43%
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$—	$(0.09)	$—	$13.60	(21.70)%		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$17.47	16.42%[g]		$0.6	2.13%	1.91%	0.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	0.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$14.71	(5.22)%		$0.3	2.49%	1.92%	0.28%	78%
Class R6
2/28/2017 (Unaudited)	$16.02	$0.01	$0.72	$0.73	$(0.09)	$—	$—	$(0.09)	$—	$16.66	4.61	%**	$110.3	1.29%*	1.19%*	0.12%*	12	%**
8/31/2016	$13.96	$0.12	$2.05	$2.17	$(0.11)	$—	$—	$(0.11)	$—	$16.02	15.64%		$107.4	1.32%	1.18%	0.83%	43%
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$—	$(0.18)	$—	$13.96	(21.14)%		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$17.91	17.35%[g]		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$15.35	(8.90	)%**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i	Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
2/28/2017 (Unaudited)	$12.45	$0.16	$0.75	$0.91	$(0.19)	$(0.39)	$—	$(0.58)	$0.00	$12.78	7.44	%**[h]	$1,161.8	0.69%*	0.69%*	2.56%*	28%**
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$—	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$13.19	20.11%[g]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$11.74	8.49%		$1,213.6	0.71%	0.71%§	3.10%	42%
Class A
2/28/2017 (Unaudited)	$12.40	$0.13	$0.75	$0.88	$(0.16)	$(0.39)	$—	$(0.55)	$0.00	$12.73	7.27	%**[h]	$235.5	1.06%*	1.06%*	2.18%*	28%**
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$—	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$13.14	19.72%[g]		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$11.70	8.09%		$1,012.3	1.13%	1.13%§	2.70%	42%
Class C
2/28/2017 (Unaudited)	$12.32	$0.09	$0.74	$0.83	$(0.12)	$(0.39)	$—	$(0.51)	$0.00	$12.64	6.83	%**[h]	$316.2	1.81%*	1.81%*	1.43%*	28%**
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$—	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$—	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$13.06	18.77%[g]		$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$11.65	3.58%		$465.7	1.80%	1.80%	1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$11.64	7.40%		$380.4	1.84%	1.84%§	1.98%	42%
Class R3
2/28/2017 (Unaudited)	$12.37	$0.12	$0.74	$0.86	$(0.14)	$(0.39)	$—	$(0.53)	$0.00	$12.70	7.13	%**[h]	$1.7	1.34%*	1.34%*	1.88%*	28%**
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$—	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$—	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$13.12	19.42%[g]		$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$11.69	3.94%		$2.6	1.41%	1.41%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$11.69	7.78%		$1.1	1.41%	1.41%§	2.59%	42%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Focus Fund
Investor Class
2/28/2017 (Unaudited)	$25.81	$0.02	$1.98	$2.00	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$25.50	8.31	%**[h]	$644.4	0.93%*	0.92	%*[c]	0.14	%*[c]	49%**
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$—	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%		0.63%		89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$—	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%		0.77%		52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$29.77	22.65%[g]		$699.4	0.91%	0.91%		0.64%		84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$26.90	24.69%		$636.9	0.94%	0.94%		0.72%		79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$21.71	16.10%		$534.3	0.97%	0.97%		0.72%		96%
Trust Class
2/28/2017 (Unaudited)	$15.98	$(0.00)	$1.17	$1.17	$(0.08)	$(2.22)	$—	$(2.30)	$0.00	$14.85	8.23	%**[h]	$65.5	1.11%*	1.10	%*[c]	(0.04	)%*[c]	49%**
8/31/2016	$16.24	$0.07	$0.93	$1.00	$(0.16)	$(1.10)	$—	$(1.26)	$—	$15.98	6.50%		$70.4	1.11%	1.11%		0.47%		89%
8/31/2015	$20.64	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$16.24	0.26%		$92.7	1.10%	1.10%		0.57%		52%
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$20.64	22.40%[g]		$125.7	1.11%	1.11%		0.47%		84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$19.50	24.48%		$56.3	1.14%	1.14%		0.53%		79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$15.78	15.82%		$15.0	1.16%	1.16%		0.52%		96%
Advisor Class
2/28/2017 (Unaudited)	$7.80	$(0.00)	$0.49	$0.49	$(0.11)	$(2.22)	$—	$(2.33)	$0.00	$5.96	8.16	%**[h]	$3.9	1.27%*	1.23	%*[c]	(0.17	)%*[c]	49%**
8/31/2016	$8.60	$0.03	$0.45	$0.48	$(0.18)	$(1.10)	$—	$(1.28)	$—	$7.80	6.33%		$3.9	1.26%	1.26%		0.33%		89%
8/31/2015	$13.03	$0.04	$(0.09)	$(0.05)	$(0.16)	$(4.22)	$—	$(4.38)	$—	$8.60	0.15%		$6.1	1.27%	1.27%		0.39%		52%
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$13.03	22.21%[g]		$7.1	1.27%	1.27%		0.28%		84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$13.27	24.22%		$6.1	1.29%	1.29%		0.37%		79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$10.79	15.68%		$5.8	1.31%	1.31%		0.37%		96%
Institutional Class
2/28/2017 (Unaudited)	$25.86	$0.04	$1.99	$2.03	$(0.14)	$(2.22)	$—	$(2.36)	$0.00	$25.53	8.42	%**[h]	$7.1	0.76%*	0.76	%*	0.30	%*	49%**
8/31/2016	$25.50	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$—	$(1.32)	$—	$25.86	6.86%		$6.8	0.76%	0.75%		0.89%		89%
8/31/2015	$29.83	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$—	$(4.43)	$—	$25.50	0.65%		$28.7	0.76%	0.75%		0.96%		52%
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$29.83	22.86%[g]		$9.4	0.76%	0.75%		0.72%		84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$26.95	24.89%		$22.6	0.77%	0.75%		0.96%		79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$21.76	16.39%		$6.9	0.80%	0.75%		0.97%		96%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Focus Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$15.82	$(0.00)	$1.15	$1.15	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$14.66	8.17	%**[h]	$3.4	1.15%*	1.12	%*	(0.06	)%*	49%**
8/31/2016	$16.10	$0.07	$0.92	$0.99	$(0.17)	$(1.10)	$—	$(1.27)	$—	$15.82	6.52%		$3.2	1.15%	1.11%		0.48%		89%
8/31/2015	$20.50	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$16.10	0.24%		$4.4	1.14%	1.11%		0.58%		52%
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$20.50	22.40%[g]		$3.9	1.13%	1.11%		0.47%		84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$19.38	24.47%		$1.9	1.19%	1.11%		0.56%		79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$15.71	15.96%		$0.7	1.22%	1.11%		0.61%		96%
Class C
2/28/2017 (Unaudited)	$7.41	$(0.03)	$0.47	$0.44	$(0.06)	$(2.22)	$—	$(2.28)	$0.00	$5.57	7.82	%**[h]	$1.8	1.90%*	1.87	%*	(0.81	)%*	49%**
8/31/2016	$8.24	$(0.02)	$0.44	$0.42	$(0.15)	$(1.10)	$—	$(1.25)	$—	$7.41	5.75%		$2.2	1.90%	1.86%		(0.27)%		89%
8/31/2015	$12.70	$(0.02)	$(0.10)	$(0.12)	$(0.12)	$(4.22)	$—	$(4.34)	$—	$8.24	(0.50)%		$2.9	1.89%	1.86%		(0.18)%		52%
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$12.70	21.52%[g]		$1.5	1.91%	1.86%		(0.27)%		84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$13.03	23.61%		$0.6	1.94%	1.86%		(0.20)%		79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$10.62	15.04%		$0.3	1.97%	1.86%		(0.17)%		96%
Genesis Fund
Investor Class
2/28/2017 (Unaudited)	$34.13	$0.04	$3.38	$3.42	$(0.15)	$(3.52)	$—	$(3.67)	$—	$33.88	10.35	%**	$1,886.6	1.02%*	1.02	%*[c]	0.22	%*[c]	15%**
8/31/2016	$36.31	$0.09	$3.43	$3.52	$(0.15)	$(5.55)	$—	$(5.70)	$—	$34.13	11.43%		$1,752.8	1.03%	1.03%		0.28%		16%
8/31/2015	$40.89	$0.11	$0.36	$0.47	$(0.14)	$(4.91)	$—	$(5.05)	$—	$36.31	1.52%		$2,023.6	1.01%	1.01%		0.29%		13%
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$40.89	13.65%[g]		$2,437.6	1.01%	1.01%		0.20%		14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%		0.71%		20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%		0.31%		15%
Trust Class
2/28/2017 (Unaudited)	$59.52	$0.05	$5.98	$6.03	$(0.03)	$(3.52)	$—	$(3.55)	$—	$62.00	10.31	%**	$1,710.7	1.10%*	1.09	%*[c]	0.14	%*[c]	15%**
8/31/2016	$59.01	$0.12	$5.97	$6.09	$(0.03)	$(5.55)	$—	$(5.58)	$—	$59.52	11.35%		$1,761.0	1.10%	1.10%		0.21%		16%
8/31/2015	$63.21	$0.12	$0.63	$0.75	$(0.04)	$(4.91)	$—	$(4.95)	$—	$59.01	1.41%		$2,003.4	1.10%	1.10%		0.19%		13%
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$63.21	13.55%[g]		$2,935.3	1.10%	1.10%		0.11%		14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%		0.63%		20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%		0.23%		15%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Genesis Fund (cont'd)
Advisor Class
2/28/2017 (Unaudited)	$24.31	$(0.01)	$2.37	$2.36	$(0.07)	$(3.52)	$—	$(3.59)	$—	$23.08	10.15%**	$274.5	1.37%*	1.36	%*[c]	(0.13	)%*[c]	15	%**
8/31/2016	$27.45	$(0.02)	$2.46	$2.44	$(0.03)	$(5.55)	$—	$(5.58)	$—	$24.31	11.06%	$264.9	1.38%	1.38%		(0.07)%		16%
8/31/2015	$32.18	$(0.03)	$0.25	$0.22	$(0.04)	$(4.91)	$—	$(4.95)	$—	$27.45	1.11%	$451.3	1.39%	1.39%		(0.09)%		13%
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$32.18	13.24%[g]	$598.9	1.37%	1.37%		(0.16)%		14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$32.46	23.46%	$626.0	1.38%	1.38%		0.35%		20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$28.42	5.91%	$579.8	1.38%	1.38%		(0.04)%		15%
Institutional Class
2/28/2017 (Unaudited)	$56.64	$0.11	$5.70	$5.81	$(0.19)	$(3.52)	$—	$(3.71)	$—	$58.74	10.44%**	$3,664.5	0.85%*	0.85	%§*[c]	0.38	%*[c]	15	%**
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$—	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%		16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$—	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%		13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$60.72	13.82%[g]	$5,061.4	0.85%	0.85	%§	0.36%		14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$57.62	24.12%	$5,989.3	0.85%	0.85%		0.87%		20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$48.71	6.51%	$5,707.1	0.86%	0.85%		0.49%		15%
Class R6
2/28/2017 (Unaudited)	$56.65	$0.13	$5.70	$5.83	$(0.23)	$(3.52)	$—	$(3.75)	$—	$58.73	10.49%**	$3,901.7	0.78%*	0.78	%§*[c]	0.46	%*[c]	15	%**
8/31/2016	$56.50	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$—	$(5.81)	$—	$56.65	11.69%	$3,381.7	0.78%	0.78	%§	0.54%		16%
8/31/2015	$60.75	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$—	$(5.15)	$—	$56.50	1.75%	$2,798.0	0.78%	0.78%		0.52%		13%
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$60.75	13.92%[g]	$2,690.7	0.78%	0.78	%§	0.45%		14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$57.63	6.90%**	$975.9	0.80%*	0.78	%*	0.67	%*	20	%Ø
Global Equity Fund
Institutional Class
2/28/2017 (Unaudited)	$6.65	$0.01	$0.23	$0.24	$(0.03)	$(0.05)	$—	$(0.08)	$—	$6.81	3.71%**	$3.7	7.95%*	0.97	%*	0.25	%*	5	%**
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%		0.64%		41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$—	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%		0.35%		18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%	1.15%		0.54%		39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$9.49	11.65%	$33.5	5.16%	1.15%		0.63%		43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$8.50	2.82%	$4.3	10.85%	1.15%		1.12%		62%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i		Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$6.57	$(0.00)	$0.23	$0.23	$(0.01)	$(0.05)	$—	$(0.06)	$—	$6.74	3.49	%**	$0.4	8.40	%*	1.35	%*	(0.11	)%*	5%**
8/31/2016	$6.23	$0.02	$0.32	$0.34	$—	$—	$—	$—	$—	$6.57	5.46%		$0.5	9.12%		1.51%		0.31%		41%
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$—	$(4.54)	$—	$6.23	(3.47)%		$0.4	5.24%		1.51%		0.09%		18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$11.14	19.18%		$0.4	2.18%		1.51%		0.28%		39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%		1.51%		0.34%		43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$8.48	2.51%		$0.1	11.83%		1.51%		0.54%		62%
Class C
2/28/2017 (Unaudited)	$6.29	$(0.03)	$0.23	$0.20	$—	$(0.05)	$—	$(0.05)	$—	$6.44	3.16	%**	$0.1	9.10	%*	2.10	%*	(0.86	)%*	5%**
8/31/2016	$6.01	$(0.03)	$0.31	$0.28	$—	$—	$—	$—	$—	$6.29	4.66%		$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$—	$(4.46)	$—	$6.01	(4.21)%		$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$10.89	18.39%		$0.2	2.96%		2.26%		(0.54)%		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(0.36)%		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(0.30)%		62%
Global Real Estate Fund
Institutional Class
2/28/2017 (Unaudited)	$10.62	$0.07	$(0.28)	$(0.21)	$(0.23)	$(0.04)	$—	$(0.27)	$—	$10.14	(1.89	)%**	$2.0	11.59	%*	1.00	%*	1.35	%*	27%**
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$—	$(0.22)	$—	$10.62	16.49%		$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$—	$(0.09)	$—	$9.32	(5.92	)%**	$1.9	13.21	%[b]*	1.00	%[b]*	1.22	%[b]*	16%**
Class A
2/28/2017 (Unaudited)	$10.61	$0.05	$(0.28)	$(0.23)	$(0.20)	$(0.04)	$—	$(0.24)	$—	$10.14	(2.04	)%**	$0.3	11.87	%*	1.36	%*	1.03	%*	27%**
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.61	16.09%		$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$—	$(0.08)	$—	$9.31	(6.19	)%**	$0.6	13.62	%[b]*	1.36	%[b]*	0.94	%[b]*	16%**
Class C
2/28/2017 (Unaudited)	$10.59	$0.01	$(0.27)	$(0.26)	$(0.17)	$(0.04)	$—	$(0.21)	$—	$10.12	(2.36	)%**	$0.3	12.70	%*	2.11	%*	0.25	%*	27%**
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$—	$(0.11)	$—	$10.59	15.15%		$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$—	$(0.04)	$—	$9.30	(6.64	)%**	$0.2	15.16	%[b]*	2.11	%[b]*	0.11	%[b]*	16%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i		Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Greater China Equity Fund
Institutional Class
2/28/2017 (Unaudited)	$11.50	$(0.05)	$0.46	$0.41	$(0.05)	$—	$—	$(0.05)	$—	$11.86	3.60%**	$87.0	1.72	%*	1.51	%^^*	(0.87	)%*	52%**
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$—	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$—	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$12.17	21.37%	$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$10.16	1.60%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	)%[b]*	20%**
Class A
2/28/2017 (Unaudited)	$11.50	$(0.07)	$0.46	$0.39	$(0.00)	$—	$—	$(0.00)	$—	$11.89	3.42%**	$1.8	2.13	%*	1.87	%^^*	(1.25	)%*	52%**
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$—	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$—	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$10.16	1.60%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	)%[b]*	20%**
Class C
2/28/2017 (Unaudited)	$11.27	$(0.12)	$0.46	$0.34	$—	$—	$—	$—	$—	$11.61	3.02%**	$0.2	2.81	%*	2.62	%^^*	(2.11	)%*	52%**
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$—	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%		2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$—	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(0.20)%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$10.15	1.50%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	)%[b]*	20%**
Guardian Fund
Investor Class
2/28/2017 (Unaudited)	$16.45	$0.06	$1.34	$1.40	$(0.11)	$(1.85)	$—	$(1.96)	$—	$15.89	9.15%**	$1,022.7	0.92	%*	0.90	%*[c]	0.72	%*[c]	20%**
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$—	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%		0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$—	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$20.43	21.87%[g]	$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$18.58	22.54%	$1,040.3	0.90%		0.90%		0.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$15.80	9.84%	$939.6	0.92%		0.92%		0.79%		26%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Guardian Fund (cont'd)
Trust Class
2/28/2017 (Unaudited)	$10.96	$0.03	$0.86	$0.89	$(0.10)	$(1.85)	$—	$(1.95)	$—	$9.90	9.10%**	$66.7	1.08%*	1.05	%*[c]	0.56	%*[c]	20%**
8/31/2016	$12.05	$0.04	$0.82	$0.86	$(0.09)	$(1.86)	$—	$(1.95)	$—	$10.96	8.31%	$70.6	1.08%	1.08%		0.41%		99%
8/31/2015	$15.20	$0.06	$(0.45)	$(0.39)	$(0.13)	$(2.63)	$—	$(2.76)	$—	$12.05	(3.22)%	$103.8	1.06%	1.06%		0.46%		31%
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$15.20	21.61%[g]	$136.6	1.06%	1.06%		0.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$14.30	22.36%	$129.4	1.08%	1.08%		0.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$12.31	9.68%	$113.5	1.09%	1.09%		0.64%		26%
Advisor Class
2/28/2017 (Unaudited)	$13.47	$0.04	$1.09	$1.13	$(0.05)	$(1.85)	$—	$(1.90)	$—	$12.70	9.18%**	$0.2	1.39%*	0.22	%*[c]	0.44	%*[c]	20%**
8/31/2016	$14.33	$0.03	$0.99	$1.02	$(0.02)	$(1.86)	$—	$(1.88)	$—	$13.47	8.03%	$0.2	1.31%	1.31	%§	0.20%		99%
8/31/2015	$17.55	$0.00	$(0.54)	$(0.54)	$(0.05)	$(2.63)	$—	$(2.68)	$—	$14.33	(3.66)%	$0.3	1.54%	1.50%		0.03%		31%
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$17.55	21.27%[g]	$0.4	1.28%	1.28%		0.25%		37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$16.27	21.81%	$0.6	1.50%	1.50	%§	0.23%		36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$13.91	9.27%	$0.6	1.50%	1.50	%§	0.19%		26%
Institutional Class
2/28/2017 (Unaudited)	$16.50	$0.07	$1.34	$1.41	$(0.14)	$(1.85)	$—	$(1.99)	$—	$15.92	9.22%**	$66.0	0.73%*	0.72	%*[c]	0.90	%*[c]	20%**
8/31/2016	$17.17	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$—	$(2.01)	$—	$16.50	8.68%	$59.0	0.72%	0.72%		0.73%		99%
8/31/2015	$20.47	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$—	$(2.81)	$—	$17.17	(2.84)%	$94.1	0.71%	0.71%		0.82%		31%
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$20.47	22.03%[g]	$129.4	0.71%	0.71%		1.01%		37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$18.62	22.80%	$88.9	0.73%	0.73%		1.00%		36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$15.83	10.03%	$60.0	0.74%	0.74	%§	1.01%		26%
Class A
2/28/2017 (Unaudited)	$10.82	$0.03	$0.84	$0.87	$(0.10)	$(1.85)	$—	$(1.95)	$—	$9.74	9.00%**	$5.8	1.11%*	1.10	%*[c]	0.50	%*[c]	20%**
8/31/2016	$11.92	$0.03	$0.82	$0.85	$(0.09)	$(1.86)	$—	$(1.95)	$—	$10.82	8.32%	$6.6	1.07%	1.07%		0.27%		99%
8/31/2015	$15.08	$0.06	$(0.45)	$(0.39)	$(0.14)	$(2.63)	$—	$(2.77)	$—	$11.92	(3.23)%	$79.3	1.07%	1.07%		0.46%		31%
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$15.08	21.62%[g]	$73.8	1.09%	1.09	%§	0.64%		37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$14.21	22.38%	$34.6	1.11%	1.11	%§	0.62%		36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$12.24	9.63%	$17.6	1.12%	1.11%		0.64%		26%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Guardian Fund (cont'd)
Class C
2/28/2017 (Unaudited)	$13.03	$(0.02)	$1.05	$1.03	$(0.03)	$(1.85)	$—	$(1.88)	$—	$12.18	8.68%**	$1.8	1.85%*	1.85	%*[c]	(0.24	)%*[c]	20	%**
8/31/2016	$13.97	$(0.04)	$0.96	$0.92	$—	$(1.86)	$—	$(1.86)	$—	$13.03	7.47%	$2.4	1.85%	1.85%		(0.34)%		99%
8/31/2015	$17.18	$(0.05)	$(0.53)	$(0.58)	$—	$(2.63)	$—	$(2.63)	$—	$13.97	(4.01)%	$2.4	1.83%	1.83%		(0.30)%		31%
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$17.18	20.71%[g]	$2.9	1.86%	1.86	%§	(0.15)%		37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$15.96	21.43%	$2.6	1.86%	1.86%		(0.15)%		36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$13.66	8.83%	$1.3	1.88%	1.86%		(0.13)%		26%
Class R3
2/28/2017 (Unaudited)	$13.42	$0.02	$1.07	$1.09	$(0.05)	$(1.85)	$—	$(1.90)	$—	$12.61	8.90%**	$0.6	1.38%*	1.36	%*[c]	0.27	%*[c]	20	%**
8/31/2016	$14.31	$0.02	$0.99	$1.01	$(0.04)	$(1.86)	$—	$(1.90)	$—	$13.42	8.00%	$0.6	1.39%	1.36%		0.15%		99%
8/31/2015	$17.54	$0.02	$(0.54)	$(0.52)	$(0.08)	$(2.63)	$—	$(2.71)	$—	$14.31	(3.53)%	$0.5	1.37%	1.36%		0.15%		31%
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$17.54	21.29%[g]	$0.7	1.38%	1.36%		0.37%		37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$16.25	22.03%	$0.4	1.41%	1.36%		0.24%		36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$13.79	9.40%	$0.5	1.39%	1.36%		0.36%		26%
International Equity Fund
Investor Class
2/28/2017 (Unaudited)	$20.60	$0.09	$0.34	$0.43	$(0.09)	$—	$—	$(0.09)	$—	$20.94	2.12%**	$101.3	1.24%*	0.73	%*[c]	0.43	%*[c]	11	%**
8/31/2016	$19.78	$0.24	$0.67	$0.91	$(0.09)	$—	$—	$(0.09)	$—	$20.60	4.60%	$104.0	1.26%	1.08%		1.20%		30%
8/31/2015	$20.70	$0.19	$(0.96)	$(0.77)	$(0.15)	$—	$—	$(0.15)	$—	$19.78	(3.71)%	$117.7	1.25%	1.02%		0.93%		25%
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$20.70	12.14%[g]	$124.4	1.26%	1.07%		1.29%		34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$18.62	3.27%**	$125.7	1.32%*	1.09	%*	1.87	%*	44	%Øa
Trust Class
2/28/2017 (Unaudited)	$23.02	$0.09	$0.38	$0.47	$(0.08)	$—	$—	$(0.08)	$—	$23.41	2.06%**	$43.1	1.28%*	0.75	%*[c]	0.42	%*[c]	11	%**
8/31/2016	$22.06	$0.26	$0.75	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$23.02	4.59%	$48.4	1.30%	1.12%		1.15%		30%
8/31/2015	$23.02	$0.19	$(1.07)	$(0.88)	$(0.08)	$—	$—	$(0.08)	$—	$22.06	(3.82)%	$55.3	1.36%	1.13%		0.81%		25%
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$23.02	12.02%[g]	$67.7	1.36%	1.16%		1.23%		34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$20.70	3.24%**	$111.9	1.42%*	1.19	%*	1.73	%*	44	%Øa

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
International Equity Fund (cont'd)
Institutional Class
2/28/2017 (Unaudited)	$11.09	$0.02	$0.17	$0.19	$(0.15)	$—	$—	$(0.15)	$—	$11.13	1.82	%**	$1,226.9	1.04%*	0.86	%§*	0.30%*	11	%**
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$—	$(0.14)	$—	$11.09	4.78%		$1,184.3	1.03%	0.85	%§	1.46%	30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$—	$(0.20)	$—	$10.72	(3.51)%		$886.5	1.07%	0.85	%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$11.32	12.38%[g]		$887.3	1.07%	0.85%		1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$10.26	13.82%		$770.3	1.14%	0.85%		1.54%	44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$9.15	0.78%		$491.6	1.16%	0.84%		1.88%	33%
Class A
2/28/2017 (Unaudited)	$22.92	$(0.00)	$0.37	$0.37	$(0.04)	$—	$—	$(0.04)	$—	$23.25	1.64	%**	$81.5	1.40%*	1.22	%§*	(0.04)%*	11	%**
8/31/2016	$22.00	$0.23	$0.75	$0.98	$(0.06)	$—	$—	$(0.06)	$—	$22.92	4.48%		$104.9	1.40%	1.21%		1.05%	30%
8/31/2015	$23.01	$0.25	$(1.15)	$(0.90)	$(0.11)	$—	$—	$(0.11)	$—	$22.00	(3.90)%		$91.0	1.43%	1.21	%§	1.09%	25%
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$23.01	11.98%[g]		$26.2	1.45%	1.21%		1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55%*	1.28	%*	1.57%*	44	%Øa
Class C
2/28/2017 (Unaudited)	$22.45	$(0.09)	$0.38	$0.29	$—	$—	$—	$—	$—	$22.74	1.29	%**	$13.4	2.15%*	1.97	%*	(0.80)%*	11	%**
8/31/2016	$21.65	$0.08	$0.72	$0.80	$—	$—	$—	$—	$—	$22.45	3.70%		$14.7	2.16%	1.96%		0.37%	30%
8/31/2015	$22.72	$0.00	$(1.05)	$(1.05)	$(0.02)	$—	$—	$(0.02)	$—	$21.65	(4.61)%		$11.2	2.18%	1.96%		0.02%	25%
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$22.72	11.16%[g]		$6.1	2.21%	1.96%		0.59%	34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51%*	2.08	%*	0.74%*	44	%Øa
Class R6
2/28/2017 (Unaudited)	$11.20	$0.02	$0.17	$0.19	$(0.16)	$—	$—	$(0.16)	$—	$11.23	1.80	%**	$56.0	0.95%*	0.77	%*	0.39%*	11	%**
8/31/2016	$10.81	$0.16	$0.38	$0.54	$(0.15)	$—	$—	$(0.15)	$—	$11.20	5.02%		$46.7	0.96%	0.78%		1.49%	30%
8/31/2015	$11.42	$0.14	$(0.54)	$(0.40)	$(0.21)	$—	$—	$(0.21)	$—	$10.81	(3.49)%		$32.7	0.99%	0.77	%§	1.24%	25%
Period from 9/30/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$11.42	12.46	%**[g]	$21.9	1.12%*	0.79	%*	0.73%*	34	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i	Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
International Select Fund
Trust Class
2/28/2017 (Unaudited)	$10.88	$(0.00)	$0.06	$0.06	$(0.12)	$—	$—	$(0.12)	$—	$10.82	0.60%**	$7.6	1.38%*	1.21%*	(0.08)%*	14%**
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%	1.06%	22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$—	$(0.12)	$—	$10.59	(4.47)%	$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$11.21	11.56%[g]	$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$10.14	12.17%	$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$9.14	(1.05)%	$14.2	1.40%	1.25%	1.47%	29%
Institutional Class
2/28/2017 (Unaudited)	$10.86	$0.01	$0.08	$0.09	$(0.16)	$—	$—	$(0.16)	$—	$10.79	0.89%**	$212.1	0.92%*	0.86%*	0.27%*	14%**
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%	22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$—	$(0.16)	$—	$10.58	(4.18)%	$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$11.21	11.98%[g]	$211.6	0.93%	0.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$10.14	12.56%	$200.6	0.97%	0.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$9.14	(0.65)%	$172.0	0.99%	0.90%	1.76%	29%
Class A
2/28/2017 (Unaudited)	$10.80	$(0.00)	$0.06	$0.06	$(0.12)	$—	$—	$(0.12)	$—	$10.74	0.61%**	$4.2	1.30%*	1.21%*	(0.04)%*	14%**
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%	22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$11.14	11.69%[g]	$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$9.09	(0.96)%	$8.3	1.39%	1.24%	1.56%	29%
Class C
2/28/2017 (Unaudited)	$10.64	$(0.04)	$0.07	$0.03	$(0.04)	$—	$—	$(0.04)	$—	$10.63	0.27%**	$3.0	2.04%*	1.97%*	(0.85)%*	14%**
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%	22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$10.97	10.79%[g]	$4.6	2.05%	2.00%	0.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$9.93	11.23%	$4.0	2.09%	2.00%	0.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$8.98	(1.64)%	$3.7	2.13%	2.00%	0.65%	29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i		Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
International Select Fund (cont'd)
Class R3
2/28/2017 (Unaudited)	$10.71	$(0.02)	$0.07	$0.05	$(0.10)	$—	$—	$(0.10)	$—	$10.66	0.55%**	$4.5	1.55	%*	1.47	%*	(0.38	)%*	14%**
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%		1.51%		0.95%		22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%		1.51%		0.56%		24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$11.05	11.35%[g]	$2.2	1.55%		1.51%		1.03%		27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$10.01	11.83%	$2.6	1.60%		1.51%		0.74%		50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$9.04	(1.24)%	$0.4	1.67%		1.51%		1.35%		29%
International Small Cap Fund
Institutional Class
Period from 12/8/2016^ to 2/28/2017 (Unaudited)	$10.00	$(0.01)	$0.95	$0.94	$—	$—	$—	$—	$—	$10.94	9.40%**	$0.7	37.46	%*[b]	1.05	%*[b]	(0.49	)%*[b]	5%**
Class A
Period from 12/8/2016^ to 2/28/2017 (Unaudited)	$10.00	$(0.02)	$0.95	$0.93	$—	$—	$—	$—	$—	$10.93	9.30%**	$0.1	37.90	%*[b]	1.41	%*[b]	(0.85	)%*[b]	5%**
Class C
Period from 12/8/2016^ to 2/28/2017 (Unaudited)	$10.00	$(0.04)	$0.96	$0.92	$—	$—	$—	$—	$—	$10.92	9.20%**	$0.1	38.65	%*[b]	2.16	%*[b]	(1.60	)%*[b]	5%**
Class R6
Period from 12/8/2016^ to 2/28/2017 (Unaudited)	$10.00	$(0.01)	$0.96	$0.95	$—	$—	$—	$—	$—	$10.95	9.50%**	$0.2	37.42	%*[b]	0.98	%*[b]	(0.42	)%*[b]	5%**
Intrinsic Value Fund
Institutional Class
2/28/2017 (Unaudited)	$14.02	$(0.03)	$1.59	$1.56	$—	$(0.21)	$—	$(0.21)	$—	$15.37	11.17%**	$655.0	1.05	%*	1.01	%*	(0.35	)%*	13%**
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$—	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$—	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%		1.00%		(0.41)%		22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$14.98	21.74%[g]	$252.0	1.13%		1.00%		(0.40)%		24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$12.81	26.94%	$182.6	1.18%		1.00%		0.42%		25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$10.26	12.21%	$134.2	1.22%		1.00%		(0.14)%		30%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$13.68	$(0.05)	$1.55	$1.50	$—	$(0.21)	$—	$(0.21)	$—	$14.97	11.01%**	$45.1	1.45%*	1.37	%*	(0.70	)%*	13%**
8/31/2016	$14.06	$(0.10)	$0.42	$0.32	$—	$(0.70)	$—	$(0.70)	$—	$13.68	2.58%	$44.5	1.48%	1.36%		(0.72)%		17%
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$—	$(0.79)	$—	$14.06	0.96%	$44.3	1.50%	1.36%		(0.77)%		22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$—	$(0.54)	$0.00	$14.76	21.31%[g]	$13.5	1.51%	1.36%		(0.77)%		24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$12.65	26.61%	$13.9	1.58%	1.36%		0.01%		25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$10.16	11.62%	$8.4	1.61%	1.36%		(0.51)%		30%
Class C
2/28/2017 (Unaudited)	$12.99	$(0.10)	$1.47	$1.37	$—	$(0.21)	$—	$(0.21)	$—	$14.15	10.59%**	$23.9	2.17%*	2.12	%*	(1.45	)%*	13%**
8/31/2016	$13.48	$(0.18)	$0.39	$0.21	$—	$(0.70)	$—	$(0.70)	$—	$12.99	1.85%	$25.2	2.20%	2.11%		(1.47)%		17%
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$—	$(0.79)	$—	$13.48	0.19%	$25.8	2.22%	2.11%		(1.52)%		22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$14.29	20.40%[g]	$12.7	2.26%	2.11%		(1.51)%		24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$12.35	25.62%	$10.3	2.31%	2.11%		(0.70)%		25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$10.00	10.87%	$6.9	2.35%	2.11%		(1.25)%		30%
Large Cap Value Fund
Investor Class
2/28/2017 (Unaudited)	$28.25	$0.19	$3.36	$3.55	$(0.20)	$(0.87)	$—	$(1.07)	$—	$30.73	12.66%**	$1,160.7	0.88%*	0.87	%*[c]	1.25	%*[c]	32%**
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$—	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%		1.20%		126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$—	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%		1.08%		153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$33.92	23.57%[g]	$1,238.3	0.85%	0.85%		1.04%		104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$32.40	24.05%	$1,149.7	0.86%	0.86%		1.19%		159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$26.46	6.47%	$1,057.1	0.87%	0.87%		1.20%		171%
Trust Class
2/28/2017 (Unaudited)	$18.38	$0.11	$2.18	$2.29	$(0.19)	$(0.87)	$—	$(1.06)	$—	$19.61	12.61%**	$80.4	1.06%*	1.01	%*[c]	1.11	%*[c]	32%**
8/31/2016	$18.74	$0.18	$1.80	$1.98	$(0.28)	$(2.06)	$—	$(2.34)	$—	$18.38	12.97%	$77.6	1.07%	1.07%		1.03%		126%
8/31/2015	$24.54	$0.19	$(1.74)	$(1.55)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$18.74	(7.40)%	$108.2	1.05%	1.05%		0.88%		153%
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$24.54	23.36%[g]	$141.1	1.05%	1.05%		0.83%		104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$24.80	23.76%	$156.6	1.06%	1.06%		1.01%		159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$20.30	6.26%	$209.6	1.05%	1.05%		0.97%		171%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
2/28/2017 (Unaudited)	$13.72	$0.07	$1.62	$1.69	$(0.19)	$(0.87)	$—	$(1.06)	$—	$14.35	12.53%**	$154.9	1.21%*	1.19	%*[c]	0.92	%*[c]	32%**
8/31/2016	$14.63	$0.11	$1.32	$1.43	$(0.28)	$(2.06)	$—	$(2.34)	$—	$13.72	12.81%	$145.9	1.22%	1.22%		0.88%		126%
8/31/2015	$20.12	$0.12	$(1.37)	$(1.25)	$(0.25)	$(3.99)	$—	$(4.24)	$—	$14.63	(7.55)%	$162.3	1.20%	1.20%		0.73%		153%
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$20.12	23.17%[g]	$216.1	1.20%	1.20%		0.69%		104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$21.23	23.58%	$205.3	1.21%	1.21%		0.86%		159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$17.46	6.13%	$220.0	1.20%	1.20%		0.84%		171%
Institutional Class
2/28/2017 (Unaudited)	$28.47	$0.22	$3.38	$3.60	$(0.26)	$(0.87)	$—	$(1.13)	$—	$30.94	12.73%**	$84.5	0.71%*	0.70	%§*[c]	1.46	%*[c]	32%**
8/31/2016	$27.64	$0.36	$2.87	$3.23	$(0.34)	$(2.06)	$—	$(2.40)	$—	$28.47	13.38%	$56.2	0.71%	0.70%		1.38%		126%
8/31/2015	$34.11	$0.37	$(2.51)	$(2.14)	$(0.34)	$(3.99)	$—	$(4.33)	$—	$27.64	(7.03)%	$86.4	0.70%	0.70	%§	1.19%		153%
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$34.11	23.74%[g]	$143.5	0.70%	0.70	%§	1.18%		104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$32.56	24.26%	$113.2	0.70%	0.70%		1.36%		159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$26.59	6.61%	$103.0	0.70%	0.70%		1.35%		171%
Class A
2/28/2017 (Unaudited)	$18.36	$0.10	$2.18	$2.28	$(0.20)	$(0.87)	$—	$(1.07)	$—	$19.57	12.54%**	$3.2	1.08%*	1.07	%*[c]	1.04	%*[c]	32%**
8/31/2016	$18.74	$0.17	$1.80	$1.97	$(0.29)	$(2.06)	$—	$(2.35)	$—	$18.36	12.94%	$3.2	1.09%	1.09%		1.02%		126%
8/31/2015	$24.55	$0.20	$(1.76)	$(1.56)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$18.74	(7.44)%	$2.9	1.09%	1.09%		0.96%		153%
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$24.55	23.31%[g]	$2.7	1.08%	1.08	%§	0.78%		104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$24.83	23.72%	$1.6	1.11%	1.11%		0.97%		159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$20.07	6.24%	$2.0	1.07%	1.07	%§	1.03%		171%
Class C
2/28/2017 (Unaudited)	$12.99	$0.02	$1.54	$1.56	$(0.13)	$(0.87)	$—	$(1.00)	$—	$13.55	12.19%**	$2.5	1.82%*	1.82	%*[c]	0.31	%*[c]	32%**
8/31/2016	$13.94	$0.03	$1.24	$1.27	$(0.16)	$(2.06)	$—	$(2.22)	$—	$12.99	12.09%	$2.1	1.83%	1.83%		0.26%		126%
8/31/2015	$19.40	$0.02	$(1.32)	$(1.30)	$(0.17)	$(3.99)	$—	$(4.16)	$—	$13.94	(8.11)%	$2.7	1.82%	1.82	%§	0.11%		153%
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$19.40	22.37%[g]	$3.0	1.86%	1.86	%§	0.03%		104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$20.73	22.87%	$1.2	1.86%	1.86	%§	0.10%		159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$17.19	5.40%	$0.2	2.04%	1.86%		0.27%		171%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R3
2/28/2017 (Unaudited)	$13.93	$0.06	$1.65	$1.71	$(0.18)	$(0.87)	$—	$(1.05)	$—	$14.59	12.42%**	$0.1	1.48%*	1.36	%*[c]	0.79	%*[c]	32%**
8/31/2016	$14.82	$0.10	$1.33	$1.43	$(0.26)	$(2.06)	$—	$(2.32)	$—	$13.93	12.58%	$0.1	1.54%	1.36%		0.75%		126%
8/31/2015	$20.32	$0.09	$(1.38)	$(1.29)	$(0.22)	$(3.99)	$—	$(4.21)	$—	$14.82	(7.64)%	$0.1	1.51%	1.36%		0.53%		153%
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$20.32	22.94%[g]	$0.1	1.43%	1.36%		0.53%		104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$21.41	23.47%	$0.1	1.42%	1.36%		0.46%		159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$17.34	5.95%	$0.6	1.39%	1.36%		0.93%		171%
Mid Cap Growth Fund
Investor Class
2/28/2017 (Unaudited)	$12.88	$(0.02)	$1.01	$0.99	$—	$(0.62)	$—	$(0.62)	$—	$13.25	7.98%**	$431.3	0.91%*	0.92	%*[c]	(0.32	)%*[c]	23%**
8/31/2016	$14.29	$(0.04)	$(0.26)	$(0.30)	$—	$(1.12)	$—	$(1.12)	$0.01	$12.88	(1.70)%[h]	$415.1	0.95%	0.95%		(0.34)%		63%
8/31/2015	$14.65	$(0.07)	$1.47	$1.40	$—	$(1.76)	$—	$(1.76)	$—	$14.29	10.74%	$437.5	0.92%	0.92%		(0.50)%		50%
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$14.65	17.54%[g]	$415.6	0.93%	0.93%		(0.47)%		63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$13.35	18.03%	$377.8	0.98%	0.98%		(0.30)%		46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$11.98	10.73%	$347.9	1.01%	1.01%		(0.51)%		40%
Trust Class
2/28/2017 (Unaudited)	$22.31	$(0.04)	$1.78	$1.74	$—	$(0.62)	$—	$(0.62)	$—	$23.43	7.97%**	$66.0	0.97%*	0.98	%*[c]	(0.38	)%*[c]	23%**
8/31/2016	$23.90	$(0.08)	$(0.42)	$(0.50)	$—	$(1.12)	$—	$(1.12)	$0.03	$22.31	(1.77)%[h]	$66.7	0.98%	0.98%		(0.37)%		63%
8/31/2015	$23.33	$(0.14)	$2.47	$2.33	$—	$(1.76)	$—	$(1.76)	$—	$23.90	10.73%	$91.7	0.99%	0.99%		(0.58)%		50%
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$23.33	17.40%[g]	$69.6	1.00%	1.00%		(0.54)%		63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$20.75	18.02%	$54.9	1.04%	1.04%		(0.38)%		46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$18.23	10.65%	$39.9	1.05%	1.05%		(0.55)%		40%
Advisor Class
2/28/2017 (Unaudited)	$22.65	$(0.07)	$1.81	$1.74	$—	$(0.62)	$—	$(0.62)	$—	$23.77	7.85%**	$11.6	1.24%*	1.24	%*[c]	(0.64	)%*[c]	23%**
8/31/2016	$24.31	$(0.14)	$(0.42)	$(0.56)	$—	$(1.12)	$—	$(1.12)	$0.02	$22.65	(2.04)%[h]	$11.5	1.24%	1.24%		(0.63)%		63%
8/31/2015	$23.77	$(0.20)	$2.50	$2.30	$—	$(1.76)	$—	$(1.76)	$—	$24.31	10.39%	$10.7	1.25%	1.25%		(0.84)%		50%
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$23.77	17.16%[g]	$10.3	1.26%	1.26%		(0.81)%		63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$21.13	17.64%	$11.7	1.30%	1.30%		(0.62)%		46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44	%§	(0.95)%		40%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Institutional Class
2/28/2017 (Unaudited)	$13.20	$(0.01)	$1.04	$1.03	$—	$(0.62)	$—	$(0.62)	$—	$13.61	8.09%**	$301.1	0.73%*	0.73	%*[c]	(0.13	)%*[c]	23%**
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$—	$(1.12)	$0.02	$13.20	(1.52)%[h]	$307.6	0.75%	0.75	%§	(0.14)%		63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$—	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75	%§	(0.34)%		50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$14.89	17.74%[g]	$382.5	0.75%	0.75%		(0.29)%		63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$13.56	18.32%	$258.6	0.79%	0.75%		(0.07)%		46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$12.16	10.96%	$174.2	0.79%	0.75%		(0.26)%		40%
Class A
2/28/2017 (Unaudited)	$22.23	$(0.06)	$1.78	$1.72	$—	$(0.62)	$—	$(0.62)	$—	$23.33	7.90%**	$66.4	1.12%*	1.12	%§*[c]	(0.52	)%*[c]	23%**
8/31/2016	$23.85	$(0.11)	$(0.42)	$(0.53)	$—	$(1.12)	$—	$(1.12)	$0.03	$22.23	(1.91)%[h]	$76.9	1.11%	1.11	%§	(0.51)%		63%
8/31/2015	$23.32	$(0.16)	$2.45	$2.29	$—	$(1.76)	$—	$(1.76)	$—	$23.85	10.55%	$102.3	1.11%	1.11	%§	(0.69)%		50%
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$23.32	17.33%[g]	$100.7	1.13%	1.11%		(0.65)%		63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$20.74	17.91%	$89.0	1.18%	1.11%		(0.44)%		46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$18.23	10.61%	$63.2	1.17%	1.11%		(0.62)%		40%
Class C
2/28/2017 (Unaudited)	$21.92	$(0.14)	$1.75	$1.61	$—	$(0.62)	$—	$(0.62)	$—	$22.91	7.51%**	$9.9	1.88%*	1.87	%*	(1.27	)%*	23%**
8/31/2016	$23.70	$(0.26)	$(0.41)	$(0.67)	$—	$(1.12)	$—	$(1.12)	$0.01	$21.92	(2.62)%[h]	$10.9	1.88%	1.86%		(1.24)%		63%
8/31/2015	$23.35	$(0.34)	$2.45	$2.11	$—	$(1.76)	$—	$(1.76)	$—	$23.70	9.72%	$8.4	1.88%	1.86%		(1.45)%		50%
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$23.35	16.46%[g]	$6.0	1.91%	1.86%		(1.40)%		63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$20.81	17.05%	$4.4	1.95%	1.86%		(1.20)%		46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%		(1.36)%		40%
Class R3
2/28/2017 (Unaudited)	$22.63	$(0.09)	$1.81	$1.72	$—	$(0.62)	$—	$(0.62)	$—	$23.73	7.76%**	$14.4	1.38%*	1.37	%*	(0.77	)%*	23%**
8/31/2016	$24.31	$(0.16)	$(0.42)	$(0.58)	$—	$(1.12)	$—	$(1.12)	$0.02	$22.63	(2.12)%[h]	$13.7	1.38%	1.36%		(0.74)%		63%
8/31/2015	$23.79	$(0.23)	$2.51	$2.28	$—	$(1.76)	$—	$(1.76)	$—	$24.31	10.29%	$12.7	1.37%	1.36%		(0.95)%		50%
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$23.79	17.02%[g]	$8.3	1.38%	1.36%		(0.90)%		63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$21.16	17.63%	$5.6	1.43%	1.36%		(0.68)%		46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$18.61	10.31%	$3.0	1.45%	1.36%		(0.89)%		40%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R6
2/28/2017 (Unaudited)	$13.24	$(0.00)	$1.04	$1.04	$—	$(0.62)	$—	$(0.62)	$—	$13.66	8.14%**	$224.2	0.66%*	0.66	%*	(0.06	)%*	23	%**
8/31/2016	$14.62	$(0.00)	$(0.27)	$(0.27)	$—	$(1.12)	$—	$(1.12)	$0.01	$13.24	(1.44)%[h]	$193.7	0.66%	0.66%		(0.02)%		63%
8/31/2015	$14.91	$(0.04)	$1.51	$1.47	$—	$(1.76)	$—	$(1.76)	$—	$14.62	11.04%	$88.6	0.67%	0.67	%§	(0.26)%		50%
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$14.91	17.89%[g]	$22.5	0.68%	0.68%		(0.21)%		63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$13.57	6.26%**	$0.1	7.22%*	0.68	%*	(0.13	)%*	46	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2017 (Unaudited)	$19.71	$0.14	$2.39	$2.53	$(0.11)	$—	$—	$(0.11)	$—	$22.13	12.85%**	$40.4	1.27%*	1.06	%*[c]	1.35	%*[c]	19	%**
8/31/2016	$20.99	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$—	$(2.23)	$—	$19.71	5.85%	$37.9	1.30%	1.15%		0.86%		29%
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$—	$(2.29)	$—	$20.99	(1.09)%	$42.1	1.24%	1.05%		0.37%		50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$23.56	22.84%[g]	$43.4	1.31%	0.98%		1.21%		34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$20.29	28.58%	$45.9	1.40%	1.09%		1.45%		33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$15.90	12.62%	$46.0	1.39%	1.18%		0.69%		118%
Trust Class
2/28/2017 (Unaudited)	$16.24	$0.10	$1.96	$2.06	$(0.11)	$—	$—	$(0.11)	$—	$18.19	12.70%**	$11.3	1.45%*	1.25	%*[c]	1.14	%*[c]	19	%**
8/31/2016	$17.71	$0.12	$0.64	$0.76	$(0.10)	$(2.13)	$—	$(2.23)	$—	$16.24	5.80%	$10.3	1.48%	1.25%		0.77%		29%
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$—	$(2.24)	$—	$17.71	(1.31)%	$11.9	1.48%	1.25%		0.17%		50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$20.24	22.47%[g]	$14.4	1.57%	1.25	%§	0.97%		34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$17.61	28.45%	$13.0	1.66%	1.25%		1.26%		33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$13.82	12.51%	$18.4	1.60%	1.25%		0.61%		118%
Institutional Class
2/28/2017 (Unaudited)	$19.75	$0.16	$2.39	$2.55	$(0.17)	$—	$—	$(0.17)	$—	$22.13	12.96%**	$25.7	1.08%*	0.86	%*[c]	1.52	%*[c]	19	%**
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$—	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%		1.18%		29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$—	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%		0.59%		50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$23.59	22.99%[g]	$18.0	1.17%	0.85	%§	1.48%		34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$20.33	28.96%	$4.6	1.23%	0.85%		1.73%		33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$15.93	12.94%	$4.4	1.19%	0.85%		1.01%		118%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$16.21	$0.10	$1.96	$2.06	$(0.11)	$—	$—	$(0.11)	$—	$18.16	12.73%**	$12.6	1.47%*	1.22	%*[c]	1.19	%*[c]	19%**
8/31/2016	$17.70	$0.13	$0.62	$0.75	$(0.11)	$(2.13)	$—	$(2.24)	$—	$16.21	5.76%	$13.3	1.49%	1.21%		0.81%		29%
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$—	$(2.26)	$—	$17.70	(1.25)%	$14.8	1.47%	1.21%		0.20%		50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$20.24	22.60%[g]	$5.2	1.53%	1.21	%§	0.96%		34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$17.60	28.43%	$2.7	1.65%	1.21%		1.45%		33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$13.82	12.56%	$3.8	1.61%	1.21%		0.63%		118%
Class C
2/28/2017 (Unaudited)	$15.88	$0.04	$1.91	$1.95	$(0.06)	$—	$—	$(0.06)	$—	$17.77	12.30%**	$2.7	2.22%*	1.97	%*[c]	0.45	%*[c]	19%**
8/31/2016	$17.45	$0.01	$0.61	$0.62	$(0.06)	$(2.13)	$—	$(2.19)	$—	$15.88	5.01%	$3.7	2.23%	1.96%		0.05%		29%
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$—	$(2.14)	$—	$17.45	(2.02)%	$3.5	2.20%	1.96%		(0.53)%		50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$20.00	21.64%[g]	$1.9	2.28%	1.96	%§	0.24%		34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$17.44	27.51%	$1.3	2.35%	1.96%		0.54%		33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$13.69	11.76%	$0.4	2.43%	1.96%		(0.09)%		118%
Class R3
2/28/2017 (Unaudited)	$16.19	$0.08	$1.95	$2.03	$(0.09)	$—	$—	$(0.09)	$—	$18.13	12.58%**	$1.5	1.72%*	1.47	%*	0.95	%*	19%**
8/31/2016	$17.70	$0.09	$0.62	$0.71	$(0.09)	$(2.13)	$—	$(2.22)	$—	$16.19	5.54%	$1.4	1.75%	1.46%		0.56%		29%
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$—	$(2.21)	$—	$17.70	(1.49)%	$1.2	1.73%	1.46%		0.03%		50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$20.23	22.23%[g]	$0.4	1.80%	1.46%		0.80%		34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$17.59	28.22%	$0.8	1.86%	1.46%		0.85%		33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$13.80	12.25%	$0.2	1.88%	1.46%		0.41%		118%
Multi-Cap Opportunities Fund
Institutional Class
2/28/2017 (Unaudited)	$16.08	$0.06	$2.15	$2.21	$(0.14)	$(0.45)	$—	$(0.59)	$—	$17.70	14.02%**	$1,754.8	0.76%*	0.76	%*[c]	0.73	%*[c]	10%**
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$—	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%		0.99%		18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$—	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%		0.84%		27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$16.27	22.65%[g]	$2,566.4	0.74%	0.74%		1.06%		17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$13.56	28.57%	$1,430.7	0.85%	0.85	%§	1.38%		11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$10.76	15.56%	$465.5	1.00%	1.00	%§	1.70%		29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$15.95	$0.03	$2.14	$2.17	$(0.07)	$(0.45)	$—	$(0.52)	$—	$17.60	13.84	%**	$69.7	1.12%*	1.12	%*[c]	0.37	%*[c]	10%**
8/31/2016	$15.18	$0.09	$1.17	$1.26	$(0.08)	$(0.41)	$—	$(0.49)	$—	$15.95	8.53%		$73.0	1.11%	1.11%		0.62%		18%
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$—	$(0.59)	$—	$15.18	(2.16)%		$102.8	1.10%	1.10%		0.47%		27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$16.13	22.17%[g]		$143.1	1.10%	1.10%		0.71%		17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$13.48	28.22%		$51.6	1.18%	1.18	%§	0.91%		11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$10.70	15.13%		$2.8	1.36%	1.36	%§	1.29%		29%
Class C
2/28/2017 (Unaudited)	$15.42	$(0.03)	$2.06	$2.03	$—	$(0.45)	$—	$(0.45)	$—	$17.00	13.35	%**	$41.1	1.85%*	1.85	%*[c]	(0.37	)%*[c]	10%**
8/31/2016	$14.73	$(0.02)	$1.13	$1.11	$(0.01)	$(0.41)	$—	$(0.42)	$—	$15.42	7.73%		$39.6	1.85%	1.85%		(0.11)%		18%
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$—	$(0.53)	$—	$14.73	(2.84)%		$46.1	1.84%	1.84%		(0.27)%		27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$15.71	21.30%[g]		$50.5	1.85%	1.85%		(0.01)%		17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$13.20	27.10%		$8.3	2.05%	2.05	%§	0.04%		11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$10.52	14.22%		$0.4	2.14%	2.11%		0.70%		29%
Real Estate Fund
Trust Class
2/28/2017 (Unaudited)	$15.12	$0.11	$(0.33)	$(0.22)	$(0.19)	$(1.54)	$—	$(1.73)	$—	$13.17	(0.82	)%**	$172.7	1.42%*	1.05	%*	1.65	%*	25%**
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$—	$(1.27)	$—	$15.12	21.59%		$212.4	1.41%	1.04%		1.34%		49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$—	$(0.91)	$—	$13.60	(1.54)%		$250.8	1.39%	1.04%		1.24%		33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$14.70	22.36%[g]		$314.3	1.41%	1.04%		1.19%		36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$12.96	(2.60)%		$319.9	1.43%	1.04%		1.09%		33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$13.82	19.53%		$288.9	1.47%	1.03%		1.10%		29%
Institutional Class
2/28/2017 (Unaudited)	$15.17	$0.12	$(0.34)	$(0.22)	$(0.20)	$(1.54)	$—	$(1.74)	$—	$13.21	(0.79	)%**	$207.9	1.06%*	0.86	%*	1.83	%*	25%**
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$—	$(1.30)	$—	$15.17	21.84%		$259.1	1.05%	0.85%		1.53%		49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$—	$(0.94)	$—	$13.64	(1.34)%		$336.5	1.03%	0.85%		1.42%		33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$14.74	22.63%[g]		$463.5	1.05%	0.85%		1.35%		36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$12.99	(2.48)%		$366.4	1.07%	0.85%		1.23%		33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$13.86	19.77%		$228.6	1.10%	0.85%		1.21%		29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i	Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$15.12	$0.10	$(0.33)	$(0.23)	$(0.18)	$(1.54)	$—	$(1.72)	$—	$13.17	(0.91	)%**	$99.2	1.43%*	1.22%*	1.47%*	25	%**
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$—	$(1.25)	$—	$15.12	21.37%		$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$—	$(0.89)	$—	$13.60	(1.65)%		$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$14.69	22.17%[g]		$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$12.95	(2.82)%		$164.5	1.47%	1.21%	0.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$13.82	19.33%		$78.3	1.51%	1.21%	0.86%	29%
Class C
2/28/2017 (Unaudited)	$15.12	$0.05	$(0.33)	$(0.28)	$(0.12)	$(1.54)	$—	$(1.66)	$—	$13.18	(1.25	)%**	$22.0	2.18%*	1.97%*	0.73%*	25	%**
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$—	$(1.14)	$—	$15.12	20.45%		$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$—	$(0.77)	$—	$13.60	(2.38)%		$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$14.68	21.24%[g]		$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$12.94	(3.52)%		$39.7	2.24%	1.96%	0.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$13.81	18.40%		$20.7	2.28%	1.96%	0.09%	29%
Class R3
2/28/2017 (Unaudited)	$15.09	$0.08	$(0.33)	$(0.25)	$(0.16)	$(1.54)	$—	$(1.70)	$—	$13.14	(1.05	)%**	$21.8	1.69%*	1.47%*	1.22%*	25	%**
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$—	$(1.21)	$—	$15.09	21.03%		$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$—	$(0.85)	$—	$13.58	(1.94)%		$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$14.68	21.89%[g]		$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$12.94	(3.04)%		$15.2	1.70%	1.46%	0.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$13.81	19.07%		$4.8	1.74%	1.46%	0.41%	29%
Class R6
2/28/2017 (Unaudited)	$15.16	$0.13	$(0.33)	$(0.20)	$(0.21)	$(1.54)	$—	$(1.75)	$—	$13.21	(0.68	)%**	$43.8	0.99%*	0.79%*	1.87%*	25	%**
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$—	$(1.31)	$—	$15.16	21.85%		$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$—	$(0.95)	$—	$13.64	(1.26)%		$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$14.74	22.72%[g]		$26.3	0.98%	0.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$12.99	(6.96	)%**	$8.3	1.11%*	0.78%*	0.95%*	33	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
2/28/2017 (Unaudited)	$26.97	$(0.12)	$3.27	$3.15	$—	$—	$—	$—	$—	$30.12	11.68%**	$46.7	1.88%*	1.20	%*[c]	(0.84	)%*[c]	91%**
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$—	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%		(0.83)%		164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%		(0.96)%		336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$27.44	13.58%[g]	$50.7	1.67%	1.21%		(0.85)%		284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$24.16	23.96%	$48.8	1.64%	1.22%		(0.72)%		249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$19.49	9.86%	$60.1	1.58%	1.21%		(0.92)%		294%
Trust Class
2/28/2017 (Unaudited)	$29.25	$(0.15)	$3.53	$3.38	$—	$—	$—	$—	$—	$32.63	11.59%**	$4.0	1.97%*	1.37	%*	(1.03	)%*	91%**
8/31/2016	$31.89	$(0.27)	$(0.82)	$(1.09)	$—	$(1.55)	$—	$(1.55)	$—	$29.25	(3.27)%	$4.4	1.93%	1.37%		(0.99)%		164%
8/31/2015	$29.72	$(0.37)	$2.54	$2.17	$—	$—	$—	$—	$—	$31.89	7.30%	$5.3	1.86%	1.40%		(1.15)%		336%
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$29.72	13.35%[g]	$5.5	1.95%	1.40%		(1.02)%		284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$26.22	23.74%	$7.2	1.83%	1.40%		(0.91)%		249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$21.19	9.68%	$15.8	1.77%	1.39%		(1.10)%		294%
Advisor Class
2/28/2017 (Unaudited)	$18.72	$(0.11)	$2.26	$2.15	$—	$—	$—	$—	$—	$20.87	11.49%**	$1.9	2.13%*	1.51	%*[c]	(1.16	)%*[c]	91%**
8/31/2016	$21.03	$(0.20)	$(0.56)	$(0.76)	$—	$(1.55)	$—	$(1.55)	$—	$18.72	(3.40)%	$2.1	2.08%	1.51%		(1.13)%		164%
8/31/2015	$19.63	$(0.26)	$1.66	$1.40	$—	$—	$—	$—	$—	$21.03	7.13%	$2.7	2.00%	1.51%		(1.26)%		336%
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$19.63	13.27%[g]	$3.5	1.96%	1.51%		(1.15)%		284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$17.33	23.52%	$3.6	1.93%	1.52%		(1.00)%		249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$14.03	9.52%	$5.9	1.87%	1.58%		(1.28)%		294%
Institutional Class
2/28/2017 (Unaudited)	$27.66	$(0.08)	$3.35	$3.27	$—	$—	$—	$—	$—	$30.93	11.82%**	$10.0	1.60%*	0.91	%*	(0.55	)%*	91%**
8/31/2016	$30.11	$(0.14)	$(0.76)	$(0.90)	$—	$(1.55)	$—	$(1.55)	$—	$27.66	(2.82)%	$9.4	1.55%	0.90%		(0.53)%		164%
8/31/2015	$27.92	$(0.20)	$2.39	$2.19	$—	$—	$—	$—	$—	$30.11	7.84%	$20.7	1.44%	0.90%		(0.65)%		336%
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$27.92	13.91%[g]	$19.0	1.48%	0.90%		(0.54)%		284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$24.51	24.35%	$14.9	1.41%	0.90%		(0.41)%		249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$19.71	10.23%	$33.3	1.33%	0.90%		(0.58)%		294%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class A
2/28/2017 (Unaudited)	$29.53	$(0.14)	$3.57	$3.43	$—	$—	$—	$—	$—	$32.96	11.62%**	$3.6	1.99%*	1.27	%*	(0.91	)%*	91%**
8/31/2016	$32.15	$(0.25)	$(0.82)	$(1.07)	$—	$(1.55)	$—	$(1.55)	$—	$29.53	(3.18)%	$3.5	1.95%	1.26%		(0.88)%		164%
8/31/2015	$29.92	$(0.33)	$2.56	$2.23	$—	$—	$—	$—	$—	$32.15	7.45%	$5.1	1.83%	1.26%		(1.01)%		336%
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$29.92	13.51%[g]	$4.4	1.81%	1.26%		(0.96)%		284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$26.36	23.93%	$2.4	1.83%	1.26%		(0.81)%		249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%		(0.98)%		294%
Class C
2/28/2017 (Unaudited)	$18.05	$(0.15)	$2.17	$2.02	$—	$—	$—	$—	$—	$20.07	11.19%**	$1.8	2.72%*	2.02	%*	(1.66	)%*	91%**
8/31/2016	$20.44	$(0.28)	$(0.56)	$(0.84)	$—	$(1.55)	$—	$(1.55)	$—	$18.05	(3.92)%	$1.8	2.68%	2.01%		(1.63)%		164%
8/31/2015	$19.16	$(0.36)	$1.64	$1.28	$—	$—	$—	$—	$—	$20.44	6.68%	$2.3	2.58%	2.01%		(1.76)%		336%
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$19.16	12.64%[g]	$1.8	2.57%	2.01%		(1.68)%		284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$17.01	22.99%	$1.1	2.56%	2.01%		(1.58)%		249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$13.83	8.98%	$0.7	2.57%	2.01%		(1.73)%		294%
Class R3
2/28/2017 (Unaudited)	$18.77	$(0.11)	$2.27	$2.16	$—	$—	$—	$—	$—	$20.93	11.51%**	$0.9	2.28%*	1.52	%*	(1.16	)%*	91%**
8/31/2016	$21.09	$(0.20)	$(0.57)	$(0.77)	$—	$(1.55)	$—	$(1.55)	$—	$18.77	(3.44)%	$1.1	2.24%	1.51%		(1.12)%		164%
8/31/2015	$19.67	$(0.27)	$1.69	$1.42	$—	$—	$—	$—	$—	$21.09	7.22%	$1.0	2.15%	1.51%		(1.25)%		336%
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$19.67	13.24%[g]	$0.5	2.16%	1.51%		(1.15)%		284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$17.37	23.54%	$0.4	2.15%	1.51%		(1.08)%		249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$14.06	9.59%	$0.2	2.12%	1.51%		(1.23)%		294%
Socially Responsive Fund
Investor Class
2/28/2017 (Unaudited)	$34.50	$0.14	$3.23	$3.37	$(0.23)	$(1.32)	$—	$(1.55)	$—	$36.32	9.99%**	$740.8	0.86%*	0.85	%*[c]	0.83	%*[c]	17%**
8/31/2016	$33.23	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$—	$(2.07)	$—	$34.50	10.49%	$739.0	0.86%	0.86%		0.74%		25%
8/31/2015	$36.94	$0.27	$(0.12)	$0.15	$(0.26)	$(3.60)	$—	$(3.86)	$—	$33.23	0.29%	$758.0	0.85%	0.85%		0.76%		28%
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$36.94	21.54%[g]	$821.1	0.86%	0.86%		0.87%		36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$32.66	24.18%	$825.2	0.87%	0.87%		0.91%		35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$26.48	8.13%	$724.3	0.89%	0.89%		0.86%		28%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Trust Class
2/28/2017 (Unaudited)	$20.37	$0.07	$1.87	$1.94	$(0.23)	$(1.32)	$—	$(1.55)	$—	$20.76	9.92%**	$251.1	1.02%*	1.01	%*[c]	0.66	%*[c]	17%**
8/31/2016	$20.47	$0.11	$1.85	$1.96	$(0.21)	$(1.85)	$—	$(2.06)	$—	$20.37	10.29%	$270.6	1.03%	1.03%		0.58%		25%
8/31/2015	$24.24	$0.13	$(0.06)	$0.07	$(0.24)	$(3.60)	$—	$(3.84)	$—	$20.47	0.12%	$318.3	1.03%	1.03%		0.58%		28%
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$24.24	21.32%[g]	$418.4	1.03%	1.03%		0.70%		36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$22.20	23.95%	$431.3	1.04%	1.04%		0.76%		35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$18.07	7.93%	$488.5	1.06%	1.06%		0.66%		28%
Institutional Class
2/28/2017 (Unaudited)	$34.55	$0.18	$3.23	$3.41	$(0.30)	$(1.32)	$—	$(1.62)	$—	$36.34	10.11%**	$807.2	0.67%*	0.67	%*[c]	1.02	%*[c]	17%**
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$—	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%		0.93%		25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$—	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%		0.94%		28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$37.00	21.76%[g]	$706.5	0.68%	0.68%		1.06%		36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$32.70	24.41%	$557.7	0.69%	0.69%		1.10%		35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$26.51	8.32%	$512.4	0.71%	0.71%		1.02%		28%
Class A
2/28/2017 (Unaudited)	$20.15	$0.06	$1.86	$1.92	$(0.23)	$(1.32)	$—	$(1.55)	$—	$20.52	9.93%**	$122.6	1.04%*	1.04	%*[c]	0.63	%*[c]	17%**
8/31/2016	$20.28	$0.11	$1.83	$1.94	$(0.22)	$(1.85)	$—	$(2.07)	$—	$20.15	10.27%	$131.6	1.05%	1.05%		0.56%		25%
8/31/2015	$24.06	$0.13	$(0.06)	$0.07	$(0.25)	$(3.60)	$—	$(3.85)	$—	$20.28	0.11%	$140.9	1.05%	1.05%		0.57%		28%
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$24.06	21.28%[g]	$134.0	1.05%	1.05%		0.68%		36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$22.05	23.89%	$109.6	1.09%	1.09	%§	0.67%		35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$17.95	7.89%	$83.1	1.11%	1.11	%§	0.61%		28%
Class C
2/28/2017 (Unaudited)	$19.56	$(0.01)	$1.80	$1.79	$(0.09)	$(1.32)	$—	$(1.41)	$—	$19.94	9.51%**	$55.6	1.79%*	1.79	%*[c]	(0.10	)%*[c]	17%**
8/31/2016	$19.74	$(0.04)	$1.78	$1.74	$(0.07)	$(1.85)	$—	$(1.92)	$—	$19.56	9.44%	$53.5	1.79%	1.79%		(0.19)%		25%
8/31/2015	$23.57	$(0.04)	$(0.05)	$(0.09)	$(0.14)	$(3.60)	$—	$(3.74)	$—	$19.74	(0.67)%	$52.2	1.79%	1.79%		(0.18)%		28%
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$23.57	20.42%[g]	$44.5	1.80%	1.80%		(0.05)%		36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$21.63	22.98%	$27.5	1.86%	1.86	%§	(0.10)%		35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$17.64	7.08%	$16.7	1.87%	1.86%		(0.12)%		28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i		Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]		Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class R3
2/28/2017 (Unaudited)	$19.92	$0.04	$1.82	$1.86	$(0.19)	$(1.32)	$—	$(1.51)	$—	$20.27	9.73%**	$35.5	1.29%*	1.29	%*[c]	0.40	%*[c]	17	%**
8/31/2016	$20.07	$0.06	$1.81	$1.87	$(0.17)	$(1.85)	$—	$(2.02)	$—	$19.92	10.01%	$33.3	1.29%	1.29%		0.30%		25%
8/31/2015	$23.85	$0.07	$(0.05)	$0.02	$(0.20)	$(3.60)	$—	$(3.80)	$—	$20.07	(0.12)%	$30.4	1.29%	1.29%		0.31%		28%
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$23.85	21.02%[g]	$32.2	1.29%	1.29%		0.45%		36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$21.86	23.64%	$25.3	1.30%	1.30%		0.46%		35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$17.81	7.65%	$17.9	1.33%	1.33	%§	0.43%		28%
Class R6
2/28/2017 (Unaudited)	$34.57	$0.19	$3.23	$3.42	$(0.32)	$(1.32)	$—	$(1.64)	$—	$36.35	10.15%**	$322.9	0.60%*	0.60	%*[c]	1.08	%*[c]	17	%**
8/31/2016	$33.30	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$—	$(2.16)	$—	$34.57	10.78%	$373.4	0.60%	0.60%		0.96%		25%
8/31/2015	$37.03	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$—	$(3.95)	$—	$33.30	0.51%	$222.4	0.60%	0.60%		1.02%		28%
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$37.03	21.88%[g]	$279.6	0.60%	0.60%		1.11%		36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$32.71	4.97%**	$249.6	0.62%*	0.62	%*	0.94	%*	35	%Ø
Value Fund
Institutional Class
2/28/2017 (Unaudited)	$15.72	$0.12	$1.88	$2.00	$(0.12)	$—	$—	$(0.12)	$—	$17.60	12.73%**	$10.6	2.19%*	0.70	%*	1.45	%*	56	%**
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$—	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72	%^^	1.40%		118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$—	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%		1.24%		166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%		1.12%		129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$13.52	23.23%	$6.9	5.93%	0.71%		1.25%		250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$11.18	13.25%	$2.7	9.42%	0.73%		1.46%		200%
Class A
2/28/2017 (Unaudited)	$15.62	$0.08	$1.88	$1.96	$(0.07)	$—	$—	$(0.07)	$—	$17.51	12.55%**	$4.7	2.60%*	1.08	%*	1.03	%*	56	%**
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$—	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10	%^^	1.02%		118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$—	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%		0.84%		166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%		0.74%		129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$13.44	22.72%	$3.7	6.81%	1.11%		0.82%		250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$11.13	12.89%	$1.6	9.88%	1.08%		1.08%		200%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#i	Ratio of Net Expenses to Average Net Assets‡i	Ratio of Net Investment Income/ (Loss) to Average Net Assets[i]	Portfolio Turnover Rate
Value Fund (cont'd)
Class C
2/28/2017 (Unaudited)	$15.33	$0.03	$1.82	$1.85	$(0.09)	$—	$—	$(0.09)	$—	$17.09	12.10%**	$3.5	3.28%*	1.82%*	0.33%*	56%**
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$—	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$—	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%	0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%	(0.05)%	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$13.31	21.82%	$0.3	7.31%	1.87%	0.01%	250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$11.05	12.07%	$0.1	10.74%	1.87%	0.30%	200%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. Total return would have been the same for each of the respective years if the funds had not received the refund listed in Note G of the Notes to Financial Statements.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Greater China Equity (2015, 2016 and 2017) and Value (2016) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2017	2016	2015
Greater China Equity Institutional Class	1.51%	1.51%	1.50%
Greater China Equity Class A	1.87%	1.87%	1.86%
Greater China Equity Class C	2.62%	2.62%	2.61%
Value Institutional Class	—	0.71%	—
Value Class A	—	1.10%	—
Value Class C	—	1.84%	—

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2017	2016	2015	2014	2013	2012
Equity Income Institutional Class	—	—	—	—	—	0.70%
Equity Income Class A	—	—	—	—	—	1.07%
Equity Income Class C	—	—	—	—	—	1.82%
Equity Income Class R3	—	—	—	1.32%	1.31%	1.35%
Genesis Institutional Class	0.85%	0.85%	—	0.85%	—	—
Genesis Class R6	0.78%	0.78%	—	0.78%	—	—
Guardian Advisor Class	—	1.26%	—	—	1.30%	1.33%
Guardian Institutional Class	—	—	—	—	—	0.74%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2017	2016	2015	2014	2013	2012
Guardian Class A	—	—	—	1.08%	1.10%	—
Guardian Class C	—	—	—	1.84%	—	—
International Equity Institutional Class	0.84%	0.85%	0.83%	—	—	—
International Equity Class A	1.22%	—	1.20%	—	—	—
International Equity Class R6	—	—	0.76%	—	—	—
Large Cap Value Institutional Class	0.69%	—	0.70%	0.70%	—	—
Large Cap Value Class A	—	—	—	1.08%	—	1.05%
Large Cap Value Class C	—	—	1.82%	1.82%	1.86%	—
Mid Cap Growth Advisor Class	—	—	—	—	—	1.31%
Mid Cap Growth Institutional Class	—	0.73%	0.73%	—	—	—
Mid Cap Growth Class A	1.10%	1.10%	1.10%	—	—	—
Mid Cap Growth Class R6	—	—	0.67%	—	—	—
Mid Cap Intrinsic Value Trust Class	—	—	—	1.23%	—	—
Mid Cap Intrinsic Value Institutional Class	—	—	—	0.82%	—	—
Mid Cap Intrinsic Value Class A	—	—	—	1.21%	—	—
Mid Cap Intrinsic Value Class C	—	—	—	1.94%	—	—
Multi-Cap Opportunities Institutional Class	—	—	—	—	0.82%	0.93%
Multi-Cap Opportunities Class A	—	—	—	—	1.16%	1.30%
Multi-Cap Opportunities Class C	—	—	—	—	1.92%	—
Socially Responsive Class A	—	—	—	—	1.08%	1.11%
Socially Responsive Class C	—	—	—	—	1.83%	—
Socially Responsive Class R3	—	—	—	—	—	1.32%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G, which is non-recurring, is included in these ratios on a non-annualized basis.

d  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 28, 2017.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

Except for the Fund classes listed below, the class action proceeds received in 2016, 2015, 2014, 2013 and 2012, if any, had no impact on the Funds' total returns for the years ended August 31, 2016, 2015, 2014, 2013 and 2012. Had the Fund classes listed below not received class action proceeds in 2016, 2015, 2014, 2013 and/or 2012, total return based on per share NAV for the years ended August 31, 2016, 2015, 2014, 2013 and/or 2012 would have been:

	Year Ended August 31,
	2016	2015	2014	2013	2012
Genesis Investor Class	—	—	13.62%	—	—
Genesis Trust Class	—	—	13.51%	—	—
Genesis Advisor Class	—	—	13.21%	—	—
Genesis Institutional Class	—	—	13.78%	—	—
Genesis Class R6	—	—	13.90%	—	—
Large Cap Value Investor Class	—	(7.26)%	—	23.93%	—
Large Cap Value Trust Class	—	(7.45)%	—	23.61%	—
Large Cap Value Advisor Class	—	—	—	23.46%	—
Large Cap Value Institutional Class	—	(7.09)%	—	24.11%	—
Large Cap Value Class A	—	(7.49)%	—	23.57%	—
Large Cap Value Class R3	—	(7.71)%	—	23.41%	—
Mid Cap Intrinsic Value Investor Class	—	—	22.79%	—	12.48%
Mid Cap Intrinsic Value Trust Class	—	—	22.41%	—	12.34%
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	12.86%
Mid Cap Intrinsic Value Class R3	—	—	22.17%	—	12.16%
Small Cap Growth Investor Class	(3.27)%	7.07%	—	23.81%	—
Small Cap Growth Trust Class	(3.40)%	6.86%	—	23.45%	—
Small Cap Growth Advisor Class	(3.50)%	6.72%	—	23.31%	—
Small Cap Growth Institutional Class	(2.99)%	7.41%	—	24.05%	—
Small Cap Growth Class A	(3.31)%	7.05%	—	23.84%	—
Small Cap Growth Class C	(4.02)%	6.37%	—	22.92%	—
Small Cap Growth Class R3	(3.54)%	6.81%	—	23.47%	—

g  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended August 31, 2014.

h  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended February 28, 2017. Had Mid Cap Growth not received the voluntary contribution listed in Note B of the Notes to Financial Statements, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

i  Had the Funds not received the refund listed in Note G of the Notes to Financial Statements, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Annualized Ratio of Net Expenses to Average Daily Net Assets	Annualized Ratio of Net Investment Income/(Loss) to Average Daily Net Assets
Equity Income Institutional Class	0.69%	2.56%
Equity Income Class A	1.06%	2.18%
Equity Income Class C	1.81%	1.43%
Equity Income Class R3	1.34%	1.88%
Focus Investor Class	0.93%	0.13%
Focus Trust Class	1.11%	(0.05)%
Focus Advisor Class	1.27%	(0.21)%
Genesis Investor Class	1.02%	0.22%
Genesis Trust Class	1.10%	0.13%
Genesis Advisor Class	1.37%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.78%	0.46%
Guardian Investor Class	0.92%	0.71%
Guardian Trust Class	1.08%	0.53%
Guardian Advisor Class	1.39%	0.23%
Guardian Institutional Class	0.73%	0.90%
Guardian Class A	1.11%	0.49%
Guardian Class C	1.85%	(0.25)%
Guardian Class R3	1.37%	0.27%
International Equity Investor Class	1.06%	0.10%
International Equity Trust Class	1.10%	0.07%
International Equity Institutional Class	0.86%	0.30%
Large Cap Value Investor Class	0.88%	1.24%
Large Cap Value Trust Class	1.06%	1.06%
Large Cap Value Advisor Class	1.21%	0.91%
Large Cap Value Institutional Class	0.71%	1.45%
Large Cap Value Class A	1.08%	1.03%
Large Cap Value Class C	1.82%	0.31%
Large Cap Value Class R3	1.37%	0.78%
Mid Cap Growth Investor Class	0.91%	(0.31)%
Mid Cap Growth Trust Class	0.97%	(0.37)%
Mid Cap Growth Advisor Class	1.24%	(0.65)%
Mid Cap Growth Institutional Class	0.73%	(0.13)%
Mid Cap Growth Class A	1.12%	(0.52)%
Mid Cap Growth Class R6	0.66%	(0.06)%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Annualized Ratio of Net Expenses to Average Daily Net Assets	Annualized Ratio of Net Investment Income/(Loss) to Average Daily Net Assets
Mid Cap Intrinsic Value Investor Class	1.11%	1.29%
Mid Cap Intrinsic Value Trust Class	1.26%	1.14%
Mid Cap Intrinsic Value Institutional Class	0.86%	1.52%
Mid Cap Intrinsic Value Class A	1.22%	1.19%
Mid Cap Intrinsic Value Class C	1.97%	0.45%
Multi-Cap Opportunities Institutional Class	0.76%	0.73%
Multi-Cap Opportunities Class A	1.12%	0.37%
Multi-Cap Opportunities Class C	1.85%	(0.37)%
Small Cap Growth Investor Class	1.21%	(0.85)%
Small Cap Growth Advisor Class	1.51%	(1.15)%
Socially Responsive Investor Class	0.86%	0.90%
Socially Responsive Trust Class	1.02%	0.72%
Socially Responsive Institutional Class	0.67%	1.09%
Socially Responsive Class A	1.04%	0.70%
Socially Responsive Class C	1.79%	(0.03)%
Socially Responsive Class R3	1.29%	0.47%
Socially Responsive Class R6	0.60%	1.15%

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
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Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
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800.877.9700 or 212.476.8800
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Sub-Adviser

Neuberger Berman Asia Limited
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For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
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Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (each a "Fund" and collectively, the "Funds") and the sub-advisory agreement between Management and Neuberger Berman Asia Limited ("NB Asia") with respect to Neuberger Berman Greater China Equity Fund (the "Sub-Advisory Agreement" and collectively with the Management Agreements, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 18, 2016, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement(s) for each Fund.

In evaluating the Agreement(s) with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NB Asia have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NB Asia and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NB Asia.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreement(s) to each Fund and whether the Agreement(s) were in the best interests of each Fund and Fund shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NB Asia; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement(s) to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NB Asia, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NB Asia who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NB Asia's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Funds and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NB Asia, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NB Asia in response to recent market conditions, such as regulatory concerns about current trading issues, market liquidity and potential volatility, and considered the overall performance of Management and NB Asia in this context.

The Board factored into its evaluation of the Funds' fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those Funds that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. In the case of certain Funds, the Board met with the Portfolio Managers of those Funds during the period since the last contract renewal to discuss the Fund's performance. The Board noted that in some cases, a new Portfolio Manager had assumed responsibility for the Fund. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreement(s) and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement(s) notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreement(s) as compared to a peer group of comparable funds. The Board also considered any fall-out benefits likely to accrue to Management, NB Asia or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also noted that for some classes of certain Funds, the overall expense ratio of each class is maintained through expense reimbursements by Management.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for one class has been provided as identified below. For each Fund, the Board looked at the single class provided below as a proxy for all of the Fund's classes.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods, but lower for the 5-year period. The Fund was launched in 2008 and therefore does not have 10-year performance.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods, and equal to the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods, but lower for the 10-year period.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, lower than the median for the 3 and 5-year periods, and equal to the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5 and 10-year periods, but lower for the 3-year period.

•  Neuberger Berman Global Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, and the actual management fee net of fees waived by Management was equal to the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2011 and therefore does not have 5 or 10-year performance.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2014 and therefore does not have 3, 5 or 10-year performance.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2013 and therefore does not have 3, 5 or 10-year performance.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 5-year periods, but higher for the 3-year period. The Board noted that a new Portfolio Manager assumed responsibility for the Fund in October 2015. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods, but lower than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods, but lower for the 10-year period.

•  Neuberger Berman International Select (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods, and equal to the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods. The Fund was launched in 2006 and therefore does not have 10-year performance.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 5-year periods, but higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods, but lower for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but the actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2006 and therefore does not have 10-year performance.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was equal to the median for the 1-year period, lower than the median for the 3-year period, and higher than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 5-year periods, but lower for the 3-year period. The Fund's Institutional Class was launched in 2007 and therefore does not have 10-year performance.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 10-year periods, but higher than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 5 and 10-year periods, but higher for the 3-year period.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 10-year periods, but higher than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 5 and 10-year periods, but higher for the 3-year period. The Board noted that a new Portfolio Manager assumed responsibility for the Fund in November 2015.

•  Neuberger Berman Socially Responsive Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2007 and therefore does not have 10-year performance.

•  Neuberger Berman Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. As in past years, the Board gave careful thought to the size of any breakpoints in the Funds' advisory fees and the asset levels at which they are set. It also considered whether the fees were set at an appropriate level and compared the fee structures to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board. In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management and NB Asia should be entitled to earn a reasonable level of profits for services they provide to the Funds and, based on its review, concluded that Management's and NB Asia's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement(s) is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NB Asia could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that it retained confidence in Management's and NB Asia's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman International Small Cap Fund: Initial Consideration of the Management Agreement

At a meeting held on September 14, 2016, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Agreement") with respect to Neuberger Berman International Small Cap Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also reviewed whether Management would use brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

The Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about current trading issues, market liquidity and potential volatility, and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the four classes to be registered initially as compared to a peer group of comparable funds. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and total expense ratio to a peer group of comparable funds and determined that, for three of the four classes, the total expenses projected were above the median relative to the peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 887.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/17

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 1, 2017

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 1, 2017